As filed with the Securities and Exchange Commission on October 21, 2026

Securities Act File No. 333-[ ]

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____	[ ]

Post-Effective Amendment No. ____	[ ]

Impax Funds Series Trust I

(Exact Name of Registrant as Specified in Charter)

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 767-1729

Edward Farrington

Impax Asset Management LLC

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

(Name and address of agent for service)

Copies to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

800 Boylston Street

Boston, MA 02199

Telephone Number: (617) 951-7000

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended. It is proposed that the filing will become effective on November 20, 2026 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Shares of Beneficial Interest, no par value, of Impax US Sustainable Economy Fund, a series of the Registrant.

The Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. In reliance upon such rule, no filing fee is being paid at this time.

IMPAX FUNDS SERIES TRUST I

Impax Large Cap Fund

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

Dear Shareholder:

We are writing to inform you about a transaction that will affect your investment in Impax Large Cap Fund (the “Target Fund”).

You are receiving this combined Prospectus and Information Statement (the “Prospectus/Information Statement”) because you own shares in the Target Fund, a series of Impax Funds Series Trust I, a Massachusetts business trust (the “Trust”), which is managed by Impax Asset Management LLC (the “Adviser”). We are pleased to inform you of the planned reorganization of the Target Fund with and into Impax US Sustainable Economy Fund (the “Acquiring Fund”), also a series of the Trust and managed by the Adviser.

Pursuant to an Agreement and Plan of Reorganization (the “Plan”), and as indicated below, the Target Fund will be reorganized with and into the Acquiring Fund. The Acquiring Fund has the same investment objective and fundamental investment policies and similar investment strategies and risks, as the Target Fund (the “Reorganization”).

Target Fund		Acquiring Fund
Impax Large Cap Fund	→	Impax US Sustainable Economy Fund

The Plan, which is by and between the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, and, solely with respect to Section 5, the Adviser, provides for: (i) the acquisition of the assets and assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired; (ii) the pro rata distribution of such shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. Shareholders of the Target Fund will receive Acquiring Fund shares of the same class as the Target Fund shares they held prior to the Reorganization. The Acquiring Fund also offers Class A shares, which are not relevant to the Reorganization. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which the Prospectus/Information Statement is a part.

After careful consideration, the Board of Trustees of the Trust has unanimously approved the Reorganization. The Reorganization is currently expected to occur on or about January 19, 2027 though the Reorganization may be delayed. Shareholder approval of the Reorganization is not required. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

Details regarding the terms of the Reorganization, and its potential benefits and costs to shareholders, are discussed in the combined Prospectus/Information Statement, which we urge you to review carefully. Please read this Prospectus/Information Statement and keep it for future reference.

By Order of the Board of Trustees of the Trust,

/s/ Edward Farrington
President
Impax Funds Series Trust I

i

PROSPECTUS/INFORMATION STATEMENT

Dated November 20, 2026

RELATING TO THE ACQUISITION OF THE ASSETS OF

Impax Large Cap Fund

BY AND IN EXCHANGE FOR SHARES OF

Impax US Sustainable Economy Fund

This combined Prospectus and Information Statement (the “Prospectus/Information Statement”) is an information statement for Impax Large Cap Fund (the “Target Fund”) and a prospectus for Impax US Sustainable Economy Fund (the “Acquiring Fund” and, together with the Target Fund, the “Funds”). The address of each of the Target Fund and the Acquiring Fund is 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801. The telephone number for each of the Target Fund and the Acquiring Fund is (800) 767-1729 (toll free). This Prospectus/Information Statement is expected to be first mailed to shareholders of the Target Fund beginning on or about December 4, 2026. This Prospectus/Information Statement explains what you should know about the reorganization of the Target Fund with and into the Acquiring Fund (the “Reorganization”) and investing in the Acquiring Fund. You should read this document carefully and retain it for future reference.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS FOR INFORMATION PURPOSES ONLY, AND YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO RECEIVING IT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The terms and conditions of the Reorganization are further described in this Prospectus/Information Statement and are set forth in the form of Agreement and Plan of Reorganization (the “Plan”).

With respect to the Target Fund and the Acquiring Fund, the Board of Trustees of the Trust (the “Board”) unanimously approved the proposed Reorganization and the Plan and determined that participation in the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund and that the interests of existing Target Fund shareholders and Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

Each of the Target Fund and the Acquiring Fund are series of Impax Funds Series Trust I (the “Trust”), a registered, open-end management investment company. The Acquiring Fund will be the accounting and performance survivor in the Reorganization and will retain its historical accounting records and performance. Following the Reorganization, the combined Fund's performance track record will be that of the Acquiring Fund.

This Prospectus/Information Statement includes information about the Plan and the Acquiring Fund. The Reorganization would result in your investing in the Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. Additional information about the Target Fund, the Acquiring Fund and the proposed transaction has been filed with the U.S. Securities and Exchange

Commission (“SEC”) and can be found in the following documents, which are incorporated into this Prospectus/Information Statement by reference:

•

The prospectus and statement of additional information of the Trust on behalf of the Target Fund, dated May 1, 2026, as supplemented and amended to date (File No. 811-02064; SEC Accession No. 0001398344-26-007182);

•	The financial statements included in the Target Fund’s Form N-CSRS filing for the fiscal period ending June 30, 2026 (File No. 811-02064; SEC Accession No. 0000076721-26-000012);

•	The financial statements included in the Target Fund’s Form N-CSR filing for the fiscal year ending December 31, 2025 (File No. 811-02064; SEC Accession No. 0000076721-26-000002);

•	A statement of additional information dated October 21, 2026, relating to this Prospectus/Information Statement.

You may request a free copy of the statement of additional information relating to this Prospectus/Information Statement, the Target Fund’s Prospectus, the Acquiring Fund’s Prospectus, and the most recent Form N-CSR and Form N-CSRS filings without charge by calling Impax Asset Management LLC at (800) 767-1729, by writing to Impax Asset Management LLC, 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801, or on the EDGAR Database by visiting the SEC’s website at https://www.sec.gov.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS	14
What are the purchase and sale procedures of the Target Fund and Acquiring Fund?	14
What are the distribution arrangements for the Target Fund and Acquiring Fund?	14
What are other key features of the Funds?	15
REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS	16
INFORMATION ABOUT THE REORGANIZATION	18
How will the Reorganization be carried out?	18
Who will pay the expenses of the Reorganization?	19
What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?	19
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	20
INFORMATION ABOUT THE FUNDS	21
PRINCIPAL HOLDERS OF SHARES	22
EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT	23
EXHIBIT A SUMMARY OF PRINCIPAL RISKS	A-1
EXHIBIT B FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES	B-1
EXHIBIT C FINANCIAL HIGHLIGHTS	C-1
EXHIBIT D PRINCIPAL HOLDERS OF SECURITIES	D-1
EXHIBIT E ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUND	E-1

v

SUMMARY

This is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including additional information about the Acquiring Fund (which has been included in Exhibit E) and the Plan (which has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part).

Why am I receiving a combined Prospectus/Information Statement?

You are receiving a combined Prospectus/Information Statement because you own shares of the Target Fund. It is proposed that the Target Fund will be reorganized with and into the Acquiring Fund.

The Reorganization will be accomplished in accordance with the Plan between the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, and, solely with respect to Section 5 of the Plan, Impax Asset Management LLC (the “Adviser” or “IAM”). Among other things, the Plan provides for: (1) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (“Acquiring Fund Shares”); (2) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund, and (3) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in the Plan. Shareholders of the Target Fund will receive Acquiring Fund Shares of the same class as the Target Fund shares they held prior to the Reorganization.

In accordance with the Trust’s organizational documents and applicable Massachusetts state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Reorganization can be effected without the approval of shareholders of the Target Fund. Therefore, we are not asking you for a proxy, and you are requested not to send a proxy.

Has the Target Fund’s Board approved the Reorganization?

Yes, the Board approved the Reorganization because it believes that it is in the best interests of the Target Fund and the Acquiring Fund. In support of its proposal, the Adviser noted that, in its view, following the Reorganization, the Target Fund’s shareholders would have the potential to benefit from investment in the Acquiring Fund, which is better poised to achieve and maintain scale over the long term. At a meeting held on October 19, 2026, the Board carefully reviewed the terms of the Reorganization and unanimously approved the Plan. For the reasons set forth in the “REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS” section of this Prospectus/Information Statement, the Board, including the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, have determined that participation in the Reorganization is in the best interests of each of the Target Fund and the Acquiring Fund. The Board also concluded that no dilution in value would result to the shareholders of the Target Fund or the shareholders of the Acquiring Fund as a result of the Reorganization.

What will happen if the Reorganization occurs?

If the closing conditions of the Reorganization under the Plan are satisfied or waived, then shareholders of the Target Fund will become shareholders of the Acquiring Fund on or about January 19, 2027 and will no longer be shareholders of the Target Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund with an equivalent aggregate net asset value (“NAV”) of the Acquiring Fund.

In particular, the Plan provides that (1) the assets of the Target Fund will be acquired by the Acquiring Fund and the liabilities of the Target Fund will be assumed by the Acquiring Fund in exchange for Acquiring Fund Shares of equal value to the net assets of the Target Fund; and (2) the Acquiring Fund Shares received by the Target Fund in the exchange will then be distributed pro rata to shareholders of the Target Fund. Shareholders of the Target Fund will receive Acquiring Fund Shares of the same class as the Target Fund shares they held prior to the Reorganization. After the Acquiring Fund Shares are distributed to the Target Fund’s shareholders, the Target Fund will be completely liquidated.

How will the Reorganization affect me as a shareholder?

If the Reorganization is completed, you will cease to be a shareholder of the Target Fund and will automatically become a shareholder of the Acquiring Fund.

Will the Reorganization affect the way my investments are managed?

Generally, no. The Acquiring Fund will be managed using the same investment objective and fundamental investment policies, as well as similar principal investment strategies and risks, as the Target Fund.

However, the Funds’ principal investment strategies will differ in certain respects. First, the Target Fund invests at least 80% of its net assets in equity securities of large capitalization companies that, when purchased, have a market capitalization within the range of the S&P 500 Index. The Acquiring Fund invests at least 80% of its net assets in equity securities of US sustainable companies. The Adviser defines sustainable companies as those companies that are determined by the Adviser, through the integration of proprietary sustainability risk and Corporate Resilience assessments, to have characteristics that position such companies to benefit from the transition to a more sustainable economy. A US company is one that is considered to be economically tied to the US because its securities are principally traded on securities markets in the US, or because the issuer is organized or principally operates in the US, derives a majority of its income from its operations within the US, or has a majority of its assets located in the US.

Second, the Funds employ different investment processes. The Target Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of Corporate Resilience factors (as defined below) that the Fund’s Adviser has determined are financially material. In contrast, the Acquiring Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Acquiring Fund also utilizes the Impax Systematic Corporate Resilience Score, integrating proprietary analysis that considers governance structures, the management of material environmental and social risks, climate risks, human capital management, and controversies.

Third, the Funds differ in their permitted exposure to non-U.S. investments. The Target Fund may invest up to 45% of its assets in securities of non-U.S. issuers, with up to 25% of its assets in securities of non-U.S. issuers other than American Depositary Receipts (“ADRs”). The Target Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets. The Acquiring Fund may invest up to 20% of its assets in non-U.S. issuers, including emerging market investments and ADRs.

The Adviser is the investment adviser to each of the Target Fund and the Acquiring Fund. The individuals responsible for the day-to-day portfolio management of the Acquiring Fund as of the date of the Prospectus/Information Statement will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund after the Reorganization.

For a more complete discussion, see the sections titled: “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – Are there any significant differences between the investment objectives, strategies and policies of the Funds?” and “How do the principal investment risks of the Funds compare?” and “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – Who manages the Funds?”

Are there any differences in risks between the Target Fund and the Acquiring Fund?

Many of the risks associated with owning shares of the Acquiring Fund are generally the same as the risks associated with owning shares of the Target Fund, except that the Target Fund discloses additional risks associated with a focused portfolio and investments in medium-sized capitalization companies. The Acquiring Fund does not include comparable disclosure.

For a more complete discussion of the risks of the Target Fund and the Acquiring Fund, see the section titled: “COMPARISONS OF IMPORTANT FEATURES OF THE FUNDS – How do the principal investment risks of the Funds compare?” The risks of the Acquiring Fund are presented in Exhibit A.

Will the total expenses of the Acquiring Fund be lower than the total expenses of the Target Fund?

Yes. The Acquiring Fund employs a unitary fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. The Target Fund does not employ a unitary fee structure, meaning that shareholders of the Target Fund can generally expect to bear the operating expenses of the Target Fund.

Following the Reorganization, each of the Acquiring Fund’s Institutional Class and Investor Class shares are expected to have lower total annual fund operating expenses than the corresponding Target Fund share classes, reflecting the Acquiring Fund’s lower fee schedule.

For a more detailed comparison of the Funds’ fees and expenses, see “COMPARISON OF IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fee schedules?” and “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?”

Who will pay the costs in connection with the Reorganization?

The Adviser will bear all of the expenses relating to the Reorganization, whether or not the Reorganization is consummated, except that the Target Fund and Acquiring Fund will bear any transaction costs incurred by the Target Fund and the Acquiring Fund, respectively, related to the disposition and acquisition of assets as part of the Reorganization.

What are the federal income tax consequences of the Reorganization?

The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders.

As a condition of the closing of the Reorganization and assuming the parties comply with the terms of the Plan, the Trust will receive an opinion of counsel regarding the federal income tax consequences of the Reorganization. Shareholders should consult their tax advisers about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this Prospectus/Information Statement relates only to the federal income tax consequences of the Reorganization. For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION.”

What is the anticipated timing of the Reorganization?

The Reorganization is currently expected to be completed on or about January 19, 2027.

What if I don’t want to hold shares of the Acquiring Fund?

If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you may redeem your shares of the Target Fund or you may exchange those shares for shares of another eligible mutual fund managed by the Adviser prior to the Reorganization. If a Target Fund shareholder redeems his or her shares and such shares are held in a taxable account, the shareholder will recognize a taxable gain or loss based on the difference between the redeeming shareholder’s tax basis in the shares and the amount that the redeeming shareholder receives for them. Shareholders of the Target Fund may exchange their Target Fund shares for shares of the same class of any mutual fund, other than the Target Fund, that is managed by the Adviser generally without paying any additional sales charges, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund and the shareholder is eligible to invest in such shares. Such an exchange of shares for shares in another fund will generally result in the recognition of taxable gain or loss for shareholders holding shares in a taxable account.

Whom do I contact for further information?

You can contact your financial adviser or other financial intermediary for further information. You also may contact the Adviser at (800) 767-1729.

REORGANIZATION: IMPAX LARGE CAP FUND

INTO IMPAX US SUSTAINABLE ECONOMY FUND

COMPARISON OF IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment objectives, strategies and policies of the Funds?

The Acquiring Fund will be managed using the same investment objective and fundamental investment policies and similar principal investment strategies and risks as the Target Fund.

Investment Objectives

Each Fund’s investment objective is to seek long-term growth of capital. Each Fund’s investment objective may be changed by the Board without a vote of shareholders.

Investment Strategies

The Acquiring Fund will be managed using similar principal investment strategies to the Target Fund. However, the Funds’ principal investment strategies will differ in certain respects. First, the Target Fund invests at least 80% of its net assets in equity securities of large capitalization companies that, when purchased, have a market capitalization within the range of the S&P 500 Index. The Acquiring Fund invests at least 80% of its net assets in of its net assets in equity securities of US sustainable companies. The Adviser defines sustainable companies as those companies that are determined by the Adviser, through the integration of proprietary sustainability risk and Corporate Resilience assessments, to have characteristics that position such companies to benefit from the transition to a more sustainable economy. A US company is one that is considered to be economically tied to the US because its securities are principally traded on securities markets in the US, or because the issuer is organized or principally operates in the US, derives a majority of its income from its operations within the US, or has a majority of its assets located in the US.

Second, the Funds employ different investment processes. The Target Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of Corporate Resilience factors (as defined below) that the Fund’s Adviser has determined are financially material. In contrast, the Acquiring Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Acquiring Fund also utilizes the Impax Systematic Corporate Resilience Score, integrating proprietary analysis that considers governance structures, the management of material environmental and social risks, climate risks, human capital management, and controversies.

Third, the Funds differ in their permitted exposure to non-U.S. investments. The Target Fund may invest up to 45% of its assets in securities of non-U.S. issuers, with up to 25% of its assets in securities of non-U.S. issuers other than ADRs. The Target Fund’s investments in securities of non-U.S. issuers may include investments in emerging markets. The Acquiring Fund may invest up to 20% of its assets in non-U.S. issuers, including emerging market investments and ADRs.

The principal investment strategies of the Target Fund and the Acquiring Funds are as follows:

	Impax Large Cap Fund	Impax US Sustainable Economy Fund
Investment Objective	The Large Cap Fund’s investment objective is to seek long-term growth of capital.	The US Sustainable Economy Fund’s investment objective is to seek long-term growth of capital.
Principal Investment Strategies

The Large Cap Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating a proprietary corporate resilience (“Corporate Resilience”) (formerly known as “ESG”) analysis that considers governance structures, the management of material environmental and social risks, climate risks (physical and transition), human capital management, and controversies (such analysis, “Corporate Resilience Analysis”) into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of S&P 500 Index companies.

The Fund utilizes the Impax Sustainability Lens, a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Under normal market conditions, the Large Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the S&P 500 Index as measured by market capitalization. As of December 31, 2025, the S&P 500 Index included companies with market capitalizations ranging from approximately $5.818 billion to $4,531 billion.

The Large Cap Fund selects equity securities on a company-by-company basis primarily through the use of fundamental financial analysis, which includes an analysis of Corporate Resilience factors that the Fund’s Adviser has determined are financially material. The Fund may take

The US Sustainable Economy Fund follows a sustainable investing approach, investing in companies that the Adviser believes are well positioned to benefit from the transition to a more sustainable global economy, integrating a proprietary corporate resilience (“Corporate Resilience”) (formerly known as “ESG”) analysis that considers governance structures, the management of material environmental and social risks, climate risks (physical and transition), human capital management, and controversies (such analysis, “Corporate Resilience Analysis”) into portfolio construction and managing the portfolio within certain risk parameters (e.g., sector and regional exposure) relative to the Fund’s benchmark universe of Russell 1000 Index companies.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of US sustainable companies. The Adviser defines sustainable companies as those companies that are determined by the Adviser, through the integration of proprietary sustainability risk and Corporate Resilience assessments, to have characteristics that position such companies to benefit from the transition to a more sustainable economy. A US company is one that is considered to be economically tied to the US because its securities are principally traded on securities markets in the US, or because the issuer is organized or principally operates in the US, derives a majority of its income from its operations within the US, or has a majority of its assets located in the US.

The Fund also may invest up to 20% of its assets in non-US issuers, including emerging market investments and American Depository Receipts (ADRs).

The Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process. The Fund incorporates the Impax Sustainability Lens, a tool utilized by the Adviser to facilitate a systematic review of the economic opportunities and significant positions in one or more sectors, including the information technology sector. The Large Cap Fund is not constrained by any particular investment style, and may therefore invest in “growth” stocks, “value” stocks or a combination of both. Additionally, it may buy stocks in any sector or industry. The portfolio managers currently expect that the Fund typically will hold between 30 and 60 securities positions.

The Large Cap Fund may invest up to 45% of its assets in securities of non-US issuers, including American Depositary Receipts (“ADRs”). The Large Cap Fund may invest no more than 25% of its assets in securities of non-US issuers other than ADRs. The Large Cap Fund’s investments in securities of non-US issuers may include investments in emerging markets.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy.

For additional information on Corporate and Issuer Resilience criteria, as applicable, and the Impax Funds’ fossil fuel policy, please turn to “Sustainable Investing—Corporate and Issuer Resilience (formerly “ESG”) Criteria” and “Sustainable Investing—Fossil Fuel Policy” in the back of this Prospectus.

risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, enabling the investment team to construct a portfolio weighted towards companies that the Adviser believes present attractive opportunities and lower risks. The Fund may take significant positions in one or more sectors, including the information technology sector.

The Fund’s investment team also utilizes the Impax Systematic Corporate Resilience Score, integrating proprietary analysis that considers governance structures, the management of material environmental and social risks, climate risks, human capital management, and controversies.

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy.

For additional information on Corporate and Issuer Resilience criteria, as applicable, and the Impax Funds’ fossil fuel policy, please turn to “Sustainable Investing—Corporate and Issuer Resilience (formerly “ESG”) Criteria” and “Sustainable Investing—Fossil Fuel Policy” in the back of this Prospectus.

Investment Policies

The fundamental and non-fundamental investment policies of the Target Fund and the Acquiring Fund are identical. The Funds’ fundamental investment policies and non-fundamental policies are set forth in Exhibit B. Fundamental investment policies may not be changed without shareholder approval. Non-fundamental policies may be changed without shareholder approval.

How do the principal investment risks of the Funds compare?

The principal risks associated with an investment in either the Target Fund or the Acquiring Fund are generally the same, except that the Target Fund discloses additional risks associated with a focused portfolio and investments in medium-sized capitalization companies, as reflected in the chart below. The Target Fund discloses a focused portfolio risk to account for the portfolio managers’ expectation that the Target Fund will hold between 30-60 securities positions. The Target Fund also discloses a medium-sized capitalization company risk to account for potential fluctuations in the range of market capitalizations within the S&P 500 Index. The Acquiring Fund does not include comparable disclosure.

The following chart identifies the principal risks associated with each Fund. Each of the principal risks of the Acquiring Fund appears in Exhibit A.

Principal Risks	Target Fund	Acquiring Fund
Emerging Markets Risk	X	X
Equity Securities Risk	X	X
Focused Portfolio Risk	X
Growth Securities Risk	X	X
Information Technology Sector Risk	X	X
Management Risk	X	X
Market Risk	X	X
Medium-Sized Capitalization Company Risk	X
Non-US Securities Risk	X	X
Turnover Risk	X	X
Value Securities Risk	X	X

Who manages the Funds?

Each Fund is a series of the Trust. The Trust is governed by a Board of Trustees, which is responsible for overseeing all business activities of the Funds.

Investment Adviser of the Funds. The Funds’ investment adviser, IAM, is headquartered at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801. The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the 1940 Act.

Pursuant to the terms of the amended and restated investment advisory contract (the “Investment Advisory Contract”), IAM, subject to the supervision of the Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies. Pursuant to the terms of the Investment Advisory Contract, the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds.

As of September 30, 2026, the Adviser had approximately $7.7 billion in assets under management.

Portfolio Management. The individuals responsible for the day-to-day portfolio management of the Acquiring Fund as of the date of the Prospectus/Information Statement will continue to be responsible for the day-to-day portfolio management of the Acquiring Fund after the Reorganization.

Scott LaBreche and Robb Ruhr are jointly and primarily responsible for the day-to-day management of the Acquiring Fund. Messrs. LaBreche and Ruhr have been a part of the portfolio management team of the Acquiring Fund since 2021 and 2026, respectively.

Amber Fairbanks and Joseph Cordi are jointly and primarily responsible for the day-to-day management of the Target Fund. Ms. Fairbanks and Mr. Cordi have been a part of the portfolio management team of the Target Fund since 2025.

The Statement of Additional Information for the Target Fund dated May 1, 2026, as supplemented and amended to date (the “Target Fund SAI”), and the Statement of Additional Information for the Acquiring Fund dated May 1, 2026, as supplemented and amended to date (the “Acquiring Fund SAI”), provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the Target Fund SAI and the Acquiring Fund SAI, please see the section entitled “INFORMATION ABOUT THE FUNDS.”

What are the Funds’ investment management fee schedules?

The Trust, on behalf of the Target Fund, and the Adviser have entered into an Investment Advisory Contract under the terms of which the Target Fund pays an advisory fee to IAM, accrued daily and paid monthly, at the annual rate as a percentage of the Fund’s average daily net assets, as follows: 0.65% based on average net assets up to $2 billion; 0.62% for assets of $2 billion to $3 billion; 0.58% for assets of $3 billion to $4 billion; and 0.55% for assets over $4 billion.

The Trust, on behalf of the Acquiring Fund, and the Adviser have entered into an Investment Advisory Contract under the terms of which the Acquiring Fund pays an advisory fee to IAM, accrued daily and paid monthly, at the annual rate as a percentage of the Fund’s average daily net assets, as follows: 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

The Acquiring Fund employs a unified fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to certain exceptions. Following the Reorganization, the total annual fund operating expenses of the Institutional Class and Investor Class shares of the Acquiring Fund are expected to be lower than those of the corresponding Target Fund share classes.

Following the Reorganization, the Acquiring Fund will retain its unified fee structure and fee schedule. Aside from differences in the advisory fee and fee structure disclosed in this Prospectus/Information Statement, there are no material differences between the Investment Advisory Contract for the Acquiring Fund and Investment Advisory Contract for the Target Fund.

For the fiscal year ended December 31, 2025, $7,140,304 and $2,094,602 was required to be paid by the Target Fund and the Acquiring Fund, respectively, to the Adviser for the Adviser’s investment advisory and management services.

A discussion regarding the considerations of the Board of Trustees for approving the Investment Advisory Contract is available in the Trust’s most recent filing on Form N-CSRS for the period ended June 30, 2026.

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Shareholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold and sell shares of either Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The tables also show the pro forma expenses of the combined Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of June 30, 2026, as if the Reorganization had taken place on July 1, 2025. The tables do not reflect the costs associated with the Reorganization and do not include the fees and expenses of the Acquiring Fund’s Class A shares, which are not relevant to the Reorganization.

As shown below, the Reorganization is expected to result in lower total annual operating expenses for shareholders of the Target Fund.

Target Fund shareholders will not pay any sales load, contingent deferred sales charge, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund shares in connection with the Reorganization.

Annual Fund Operating Expenses1 (expenses you pay each year as a percentage of the value of your investment)

	Large Cap Fund – Institutional Class	Large Cap Fund – Investor Class	US Sustainable Economy Fund – Institutional Class	US Sustainable Economy Fund – Investor Class	US Sustainable Economy Fund – Institutional Class (pro forma)	US Sustainable Economy Fund – Investor Class (pro forma)
Management Fees	0.65%	0.65%	0.59%[2]	0.59%[2]	0.59%[2]	0.59%[2]
Distribution and/or Service (12b-1) Fees	0.00%	0.25%	0.00%	0.25%	0.00%	0.25%
Other Expenses	0.08%	0.08%	None	None	None	None
Total Annual Fund Operating Expenses	0.73%	0.98%	0.59%[3]	0.84%[3]	0.59%[3]	0.84%[3]

[1]	This table does not include the fees and expenses of the Acquiring Fund’s Class A shares, which are not relevant to the Reorganization.
[2]

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

[3]	Expense information has been restated to reflect current fees.

Example1

These examples are intended to help you compare the cost of investing in the Target Fund’s Investor Class shares and Institutional Class shares with the cost of investing in the Acquiring Fund’s Investor Class and Institutional Class shares, respectively, both before and after the Reorganization. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Impax Large Cap Fund – Institutional Class	$75	$233	$406	$906
Impax Large Cap Fund – Investor Class	$100	$312	$542	$1,201
Impax US Sustainable Economy Fund – Institutional Class	$60	$189	$329	$738
Impax US Sustainable Economy Fund – Investor Class	$86	$268	$466	$1,037
Pro Forma – Impax US Sustainable Economy Fund – Institutional Class (assuming the Reorganization is completed)	$60	$189	$329	$738
Pro Forma – Impax US Sustainable Economy Fund – Investor Class (assuming the Reorganization is completed)	$86	$268	$466	$1,037

[1]	This table does not include expense examples of the Acquiring Fund’s Class A shares, which are not relevant to the Reorganization.

How do the performance records of the Funds compare?

The Acquiring Fund will be the accounting and performance survivor in the Reorganization and will retain its historical accounting records and performance. Following the Reorganization, the combined Fund’s performance track record will be that of the Acquiring Fund.

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index and, with respect to the Acquiring Fund, an additional index that the Adviser believes more closely reflects the market segments in which the Fund invests. For the Acquiring Fund, performance results include the effect of an expense waiver arrangement for all of the periods shown and, if such arrangement had not been in place, performance for those periods would have been lower. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to March 31, 2021, the Acquiring Fund was known as Pax ESG Beta Quality Fund and the strategy of the Acquiring Fund differed from its current strategy. Accordingly, performance of the Acquiring Fund for periods prior to March 31, 2021 may not be representative of the performance the Acquiring Fund would have achieved had the Acquiring Fund been following its current strategy.

Target Fund

Calendar Year Total Returns

For Institutional Class Shares

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 20.09%
Worst quarter: 1st quarter 2020, -18.27%

Calendar Year Total Returns

For Investor Class Shares

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 19.95%
Worst quarter: 1st quarter 2020, -18.30%

Average Annual Total Returns (for the period ended December 31, 2025)

Share Class	Ticker Symbol	1 Year	5 Years	Since Inception - 12/16/2016
Institutional Class[1]	PXLIX
Return Before Taxes		12.20%	10.05%	13.29%
Return After Taxes on Distributions		6.13%	7.33%	10.46%
Return After Taxes on Distributions and Sale of Fund Shares		11.58%	7.78%	10.33%
Investor Class[1]	PAXLX
Return Before Taxes		11.92%	9.78%	13.02%
Returns After Taxes on Distributions		5.87%	7.11%	10.23%
Return After Taxes on Distributions and Sale of Fund Shares		11.40%	7.57%	10.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2,3]		17.88%	14.42%	14.96%

[1]	The Target Fund’s inception date is December 16, 2016. For more recent month-end performance data, please visit www.impaxam.com or call us at 800.767.1729.
[2]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.
[3]	Unlike the Target Fund, the S&P 500 Index is not an investment, is not professionally managed and has no policy of sustainable investing. One cannot invest directly in any index.

Acquiring Fund

Calendar Year Total Returns

For Institutional Class Shares

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 19.35%
Worst quarter: 1st quarter 2020, -20.53%

Calendar Year Total Returns

For Investor Class Shares

For the periods shown in the bar chart:	Best quarter: 2nd quarter 2020, 19.29%
Worst quarter: 1st quarter 2020, -20.55%

Average Annual Total Returns (for the period ended December 31, 2025)

Share Class	Ticker Symbol	1 Year	5 Years	10 Years
Investor Class[1]	PXWGX
Return Before Taxes		15.71%	13.00%	12.63%
Return After Taxes on Distributions		14.13%	10.23%	10.54%
Return After Taxes on Distributions and Sale of Fund Shares		10.14%	9.84%	9.91%
Institutional Class[1]	PWGIX
Return Before Taxes		16.00%	13.28%	12.91%
Returns After Taxes on Distributions		14.41%	10.56%	10.82%
Returns After Taxes on Distributions and Sale of Fund Shares		10.29%	10.07%	10.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[2,4]		17.88%	14.42%	14.82%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)[3,4]		17.37%	13.59%	14.59%

[1]

The Acquiring Fund’s investment adviser waived a portion of its management fee during all periods shown; total returns would have been lower had these expenses not been waived. For more recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[2]	The S&P 500 Index is an unmanaged index of large capitalization common stocks.
[3]

The Russell 1000 Index measures the performance of the 1,000 largest US companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed US stocks.

[4]

Unlike the Acquiring Fund, the S&P 500 Index and the Russell 1000 Index are not investments, are not professionally managed and have no policy of sustainable investing. One cannot invest directly in any index.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the effect of local, state or foreign taxes. Actual after-tax returns will depend on a shareholder’s own tax situation and may differ from those shown. After-tax returns may not be relevant to shareholders who hold their shares through tax-advantaged arrangements (such as 401(k) plans and individual retirement accounts). As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of future performance.

How do the Funds’ portfolio turnover rates compare?

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance.

During the fiscal year ended December 31, 2025, the Target Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

During the fiscal year ended December 31, 2025, the Acquiring Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Where can I find more financial and performance information about the Target Fund?

Attached as Exhibit C below are the financial highlights tables for each of the Target Fund and the Acquiring Fund. Additional information is available in the Target Fund’s and Acquiring Fund’s Prospectuses, Statements of Additional Information, and most recent Form N-CSR and Form N-CSRS filings, as applicable.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this combined Prospectus/Information Statement. The Target Fund’s Statement of Additional Information is also incorporated herein by reference.

The Acquiring Fund’s Statement of Additional Information is provided in Part B to this Prospectus/Information Statement and is legally deemed to be part of this combined Prospectus/Information Statement.

Each of these documents has been filed with the SEC and is available, free of charge, by (i) calling toll-free at (800) 767-1729, (ii) accessing the documents at the Funds’ website at www.impaxam.com, or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

COMPARISON OF OTHER KEY FEATURES OF THE FUNDS

What are the purchase and sale procedures of the Target Fund and Acquiring Fund?

The Target Fund and the Acquiring Fund have the same procedures for purchasing, exchanging, and redeeming shares, which are summarized below.

Shares of the Funds are sold without a sales charge. The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class. Each Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day. A business day is any day that NYSE is open. A business day typically ends at the close of regular trading on NYSE, usually at 4:00 p.m. Eastern time.

For more information, see the “How to Purchase Shares” section or the “How Share Price is Determined” section of the Target Fund’s and Acquiring Fund’s Prospectus. Initial and subsequent investments in Target Fund and Acquiring Fund shares are subject to investment minimums, as set forth in the “How to Purchase Shares” section or the “Investment Minimums” section of the Target Fund’s and Acquiring Fund’s Prospectus.

The Funds do not process orders on days when NYSE is closed. If a purchase order is received by the transfer agent on a day when NYSE is closed, it will be processed on the next succeeding day when NYSE is open (at the succeeding day’s net asset value). A Fund shareholder may exchange Institutional Class or Investor Class shares of the Fund for shares of the same class of any other Impax Fund, or Investor Class shares of any Fund for Institutional Class shares of any other Impax Fund; or Institutional Class shares of any Impax Fund for Investor Class shares of any other Impax Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described in the Target Fund’s or Acquiring Fund’s Statement of Additional Information.

Further information about conversion of shares between classes of the Target Fund and Acquiring Fund may be found in the Target Fund’s and Acquiring Fund’s Statement of Additional Information.

What are the distribution arrangements for the Target Fund and Acquiring Fund?

Foreside Financial Services, LLC (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution agreement with the Trust. The Distributor has no obligation to buy the Funds’ shares and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

The Funds have adopted a plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Investor Class or Class A shares, as applicable, and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25% of the average daily net assets allocable to each of Investor Class or Class A shares of the Fund.

The Funds may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm.

Financial intermediaries may receive various forms of compensation from the Funds as well as from the Adviser and/or the Distributor (for purposes of this section only, the Adviser and Foreside Financial Services, LLC are referred to collectively as the “Distributor”) in connection with the sale of shares of the Funds to a shareholder. The compensation that the financial intermediary receives will vary among financial intermediaries. These payments may create a conflict of interest by providing a financial incentive to your financial intermediary to promote the Funds actively or to cooperate with the Distributor’s promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend the Funds. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor, the Target Fund, or the Acquiring Fund and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary.

The Target Fund offers Institutional Class and Investor Class shares, and the Acquiring Fund offers Institutional Class, Investor Class, and Class A shares. The Trust and the Adviser have adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of the Target Fund and Acquiring Fund represent an equal pro rata interest in such Target Fund and Acquiring Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, subject to certain exceptions set forth in the Target Fund’s and Acquiring Fund’s Statement of Additional Information.

What are other key features of the Funds?

Other Service Providers

BNY Mellon Investment Servicing (US) Inc., 500 Ross Street, Pittsburgh, PA 15262, serves as transfer agent for the Funds.

JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 11017, serves as administrator, accounting agent, securities lending agent and custodian for the Funds.

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Funds.

Fiscal Years

The fiscal/tax year end of each of the Target Fund and the Acquiring Fund is December 31.

Dividends and Distributions

The Funds distribute all or substantially all of their net investment income to shareholders in the form of dividends. Dividends paid by the Funds with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Investor Class and Class A shares are expected to be lower than dividends on Institutional Class shares as a result of the distribution fees applicable to Investor Class and Class A shares. The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of net realized capital gains, if any, at least annually.

Tax

The Target Fund and Acquiring Fund intend to maintain the required level of diversification and otherwise conduct their operations so as to qualify as regulated investment companies for purposes of the Code. For more information about the tax implications of investments in the Funds, see the section “Taxes, Dividends and Distributions” of the Target Fund’s and the Acquiring Fund’s Prospectus and Statement of Additional Information under the heading “Taxation.”

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Adviser, the Fund’s distributor, Foreside Financial Services, LLC (the “Distributor”), and its affiliates may pay the financial intermediary for the sale of shares of the Fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Reorganization was reviewed and unanimously approved with respect to the Target Fund and the Acquiring Fund at a meeting of the Board on October 19, 2026 (the “Board Meeting”), with the advice and assistance of independent legal counsel to the Board. In connection with the Board Meeting, the Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below. In support of its proposal, the Adviser noted that, in its view, following the Reorganization, the Target Fund’s shareholders would have the potential to benefit from investment in the Acquiring Fund, which is better poised to achieve and maintain scale over the long term. The Adviser also responded to questions raised by the Board during the meeting. Factors the Board considered in connection with the Reorganization, based on information from the Adviser, included lower costs to the Target Fund’s shareholders, the ability for shareholders to redeem or exchange their shares of the Target Fund prior to the Reorganization, the shared investment objective and fundamental investment policies of the Target Fund and Acquiring Fund, the similarities and differences between the Funds’ investment strategies and principal risks, the costs of the Reorganization, the difference between the portfolio management teams of the Funds, the tax-free nature of the Reorganization, and the Funds’ performance records.

The Board received from the Adviser written materials containing relevant information about the Acquiring Fund and the proposed Reorganization. The Board reviewed detailed information about: (1) the investment objectives, strategies and policies of the Funds; (2) the portfolio management and other service providers of the Funds; (3) the comparability of the investment objectives, policies, and strategies of the Funds; (4) the current expense ratios of each Fund and the anticipated post-Reorganization expense ratio of the Acquiring Fund; (5) the costs of the Reorganization; (6) operational considerations in conjunction with effecting the Reorganization; (7) the federal income tax consequences of the Reorganization to the Target Fund’s shareholders; and (8) the general characteristics of the Funds.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Target Fund and the Acquiring Fund. In approving the Reorganization, the Board considered the following factors:

Lower Expenses. The Adviser expects that, following the Reorganization, the total expense ratio of the Acquiring Fund’s Institutional Class shares and Investor Class shares will be lower than the total expense ratio of the Target Fund’s corresponding share classes. The Acquiring Fund employs a unified fee structure while the Target Fund does not. Further, the contractual fee schedule for the Acquiring Fund is lower than the contractual fee schedule for the Target Fund.

Management of the Acquiring Fund. The Board considered that the Acquiring Fund will have the same investment objective as the Target Fund, to seek long-term growth of capital. The Board considered that the Funds have the same fundamental investment policies. The Board also considered that the Funds have similar investment strategies, noting among other similarities, that the Funds invest mainly in equity securities of large capitalization U.S. companies. The Board noted the differences between the Funds’ investment strategies as well, including, among other differences, that (i) the Target Fund invests at least 80% of its net assets in equity securities of large capitalization companies that, when purchased, have a market capitalization within the range of the S&P 500 Index, while the Acquiring Fund invests at least 80% of its net assets in equity securities of US sustainable companies; (ii) the Target Fund selects equity securities on a company-by-company basis primarily through the use of fundamental analysis, while the Acquiring Fund employs a systematic investment strategy that integrates proprietary and external tools and metrics in the portfolio construction process; (iii) the Target Fund may invest up to 45% of its assets in securities of non-U.S. issuers, with up to 25% of its assets in securities of non-U.S. issuers other than ADRs, while the Acquiring Fund may invest up to 20% of its assets in securities of non-US issuers, including emerging market investments and ADRs.

Risks. The risks associated with owning shares of the Acquiring Fund are similar to the risks associated with owning shares of the Target Fund. However, there are certain differences in these risks, namely that the Acquiring Fund does not include risk disclosure regarding focused portfolios and investments in medium-capitalization companies.

Costs of the Reorganization. The Adviser will bear all of the expenses relating to the Reorganization, whether or not the Reorganization is consummated, except that the Target Fund and Acquiring Fund will bear any transaction costs incurred by the Target Fund and the Acquiring Fund, respectively, related to the disposition and acquisition of assets as part of the Reorganization.

Adviser and Portfolio Management Team. The Adviser is the investment adviser to the Target Fund and the Acquiring Fund. The Adviser does not anticipate that the Reorganization will result in any decline in the level of services from the level of services that historically have been provided to the Target Fund. The individuals responsible for the day-to-day portfolio management of the Acquiring Fund will continue to be responsible for the day-to-day portfolio management of the combined Fund following the closing of the Reorganization.

Ability to Redeem or Exchange Shares of the Target Fund Prior to the Reorganization. Prior to the Reorganization, Target Fund shareholders who do not wish to invest in the Acquiring Fund may redeem or exchange their Target Fund shares without incurring a front-end sales charge or CDSC.

Tax-Free Nature. The Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes. Accordingly, it is expected that shareholders of the Target Fund will recognize no gains or losses on exchanging their Target Fund shares for corresponding Acquiring Fund shares, the Target Fund will recognize no gains or losses on the transfer of its assets to the Acquiring Fund, the Acquiring Fund will recognize no gains or loss on receipt of the assets of the Target Fund, and the Acquiring Fund will acquire the Target Fund’s assets with the same tax basis and tax holding periods such assets had in the Target Fund’s hands immediately prior to the Reorganization.

Performance. The Board considered that, following the Reorganization, the Acquiring Fund would be the accounting and performance survivor in the Reorganization and would retain its historical accounting records and performance. The Board noted that the Acquiring Fund’s Institutional Class shares and

Investor Class shares both had higher returns before taxes and after taxes on distributions than the Target Fund’s corresponding share classes over the one-year and five-year periods ended December 31, 2025, although they acknowledged that the Acquiring Fund’s past performance is not necessarily an indication of how the Acquiring Fund will perform in the future.

Based upon their evaluation of the relevant information presented to them, including the information and considerations described above but without identifying any single factor as all-important or controlling, and in light of their fiduciary duties under federal and state law, the Board, including all of the Independent Trustees, concluded that participation by each Fund in the Reorganization is in the best interests of each Fund, and that no dilution of value would result to the shareholders of the either Fund from the Reorganization. The Board unanimously approved the Reorganization at the Board Meeting.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan and it is qualified in its entirety by reference to the Plan. You should read the Plan for more complete information about the Reorganization. The Plan has been filed as an exhibit to the Acquiring Fund’s Registration Statement on Form N-14 of which this Prospectus/Information Statement is a part.

How will the Reorganization be carried out?

The Reorganization will be completed after various conditions are satisfied, including the preparation of certain documents.

On the closing date, which is scheduled to occur on or about January 19, 2027 (the “Closing Date”), but which may occur on such other date as the officers of the Target Fund and the Acquiring Fund may mutually agree, the Target Fund will transfer all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (except for liens or encumbrances that do not materially detract from the value or use of the Target Fund’s assets), to the Acquiring Fund and the Acquiring Fund will assume all liabilities of the Target Fund. In exchange, the Acquiring Fund will issue the Acquiring Fund Shares that have an aggregate NAV equal to the dollar value of the net assets delivered to the Acquiring Fund by the Trust, on behalf of the Target Fund. The Trust, on behalf of the Target Fund, will distribute to shareholders the Acquiring Fund Shares it receives. Each shareholder of the Target Fund will receive Acquiring Fund Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the Target Fund. The Target Fund will accept requests for redemptions only if received in proper form before the close of trading on NYSE (usually 4:00 p.m. Eastern time or the time trading closes on NYSE, whichever is earlier), on the day before the Closing Date. Any shares not redeemed before such time will be exchanged for Acquiring Fund Shares on the Closing Date.

The Target Fund will then terminate its existence, liquidate, and dissolve.

The obligations under the Plan are subject to various conditions, including, but not limited to:

•

the Acquiring Fund’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Information Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no investigation or proceeding for the issuance of such an order shall be pending or threatened on that date; and

•

the Trust, on behalf of each of the Target Fund and the Acquiring Fund shall have received a tax opinion, described further below, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their shareholders.

The Trust, on behalf of the Target Fund and the Acquiring Fund, may, by mutual consent of their Trustees, terminate the Plan at any time before the Closing Date. The Plan will automatically terminate if the Reorganization has not been substantially completed on or before the first anniversary of the Plan, unless a later date is agreed to by the Trust on behalf of the Target Fund and the Acquiring Fund.

Who will pay the expenses of the Reorganization?

The estimated cost of the Reorganization is expected to be approximately $250,000. The Adviser will bear all of the expenses relating to the Reorganization, whether or not the Reorganization is consummated, except that the Target Fund and Acquiring Fund will bear any transaction costs incurred by the Target Fund and the Acquiring Fund, respectively, related to the disposition and acquisition of assets as part of the Reorganization.

What are the capitalizations of the Funds and what might the Acquiring Fund’s capitalization be after the Reorganization?

The following table sets forth as of September 30, 2026, the capitalizations of the Funds. The table also shows the pro forma capitalization of the Acquiring Fund’s Institutional Class and Investor Class shares as adjusted to give effect to the proposed Reorganization on September 30, 2026. At the closing of the Reorganization, shareholders of the Target Fund will receive the Acquiring Fund Shares based on the relative NAVs per share of the Fund on the Closing Date.

	Target Fund – Institutional Class**	Target Fund – Investor Class**	Acquiring Fund – Institutional Class	Acquiring Fund – Investor Class	Pro Forma Adjustment***	Pro Forma – Acquiring Fund after Reorganization (estimated) Institutional Class	Pro Forma – Acquiring Fund after Reorganization (estimated) Investor Class
Net assets ($)	274,386,650	34,305,113	735,858,638	222,382,531	0	1,010,245,288	256,687,645
Total shares outstanding	23,972,990.235	3,019,098.477	23,979,900.022	7,660,361.544	0	32,917,735.039	8,842,151.042
Net asset value per share ($)*	11.45	11.36	30.69	29.03	0	30.69	29.03

*	Per share amounts may not reconcile due to rounding of net assets and/or shares outstanding.

**

Holders of Institutional Class and Investor Class shares of the Target Fund will each receive shares of the corresponding class of the Acquiring Fund upon closing of the Reorganization as contemplated in the Plan.

***	Pro Forma Adjustments reflect the estimated costs of the Reorganization attributable to the Target Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

As a condition to closing of the Reorganization, the Trust, on behalf of each of the Target Fund and the Acquiring Fund, will receive an opinion of Ropes & Gray LLP dated as of the Closing Date substantially to the effect that, although the matter is not free from doubt, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

•

The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities by the Acquiring Fund or upon the distribution of shares of the Acquiring Fund by the Target Fund to its shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

•	Under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Target Fund upon the exchange of their shares of the Target Fund for shares of the Acquiring Fund;

•

Under Section 358 of the Code, the aggregate tax basis of the shares of the Acquiring Fund received by a shareholder of the Target Fund pursuant to the Plan will be the same as the aggregate tax basis of the shares of the Target Fund exchanged therefor;

•

Under Section 1223(1) of the Code, the holding period for the shares of the Acquiring Fund received pursuant to the Plan by a shareholder of the Target Fund will include the period during which such shareholder held or is treated for federal income tax purposes as having held the shares of the Target Fund exchanged therefor, provided that the shareholder held those shares of the Target Fund as capital assets;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund;

•

Under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Target Fund transferred to the Acquiring Fund pursuant to the Plan will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in the second bullet above;

•

Under Section 1223(2) of the Code, the holding period in the hands of the Acquiring Fund of each Target Fund asset transferred to the Acquiring Fund pursuant to the Plan, other than certain assets with respect to which gain or loss is required to be recognized as described in the second bullet above, will include the period during which such asset was held or treated for federal income tax purposes as held by the Target Fund; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on the Plan, certain factual certifications made by officers of the Trust, as applicable, and such other items as Ropes & Gray LLP deems necessary to render the opinion and will also be based on customary assumptions and subject to certain qualifications. The opinion will not be a guarantee that the tax consequences of the Reorganization will be as described above. It is possible that the IRS or a court could disagree with Ropes & Gray LLP’s opinion.

The Fund has not requested nor will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. A copy of the opinion will be filed with the SEC and will be available for public inspection after the Closing Date of the Reorganization. See “INFORMATION ABOUT THE FUNDS.”

Even if the Reorganization qualifies for tax-free treatment, the Acquiring Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, a fund’s pre-acquisition losses cannot be used to offset gains in another fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days).Therefore, in certain circumstances, shareholders of a fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

Prior to the closing of the Reorganization, the Target Fund expects to declare and pay a distribution to shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income, net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will generally be taxable to shareholders that hold their shares in a taxable account. Such distributions may include distributions taxable as ordinary income or as long-term capital gains.

State and Local Tax Considerations. Shareholders should consult their tax advisors about potential state and local tax considerations as a result of the Reorganization.

INFORMATION ABOUT THE FUNDS

Information about the Target Fund and the Acquiring Fund is included in the Target Fund’s and Acquiring Fund’s Prospectuses. The Prospectus of the Target Fund is incorporated by reference into and is considered a part of this Prospectus/Information Statement. Additional information about the Target Fund and the Acquiring Fund is included in its Statement of Additional Information. The SAI relating to this Prospectus/Information Statement is also considered part of this Prospectus/Information Statement and is incorporated by reference into this Prospectus/Information Statement. Information about the Target Fund and the Acquiring Fund is also included in the Funds’ Form N-CSR filing for the fiscal year ended December 31, 2025 and Form N-CSRS filing for the fiscal period ending June 30, 2026.

You may request a free copy of each Fund’s Prospectus and SAI, Form N-CSR or N-CSRS filings, the SAI relating to this Prospectus/Information Statement, and other information by calling the Adviser at (800) 767-1729 (toll free) or by writing to a Fund at 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801.

The Trust, on behalf of each of the Target Fund and the Acquiring Fund, files information materials, reports and other information with the SEC in accordance with the informational requirements of the Exchange Act and the 1940 Act. These materials can be viewed on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of September 30, 2026, the officers and directors of the Trust, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class of the Target Fund and the Acquiring Fund.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the knowledge of the Target Fund and the Acquiring Fund, no other persons owned (beneficially or of record) 5% or more of the outstanding shares of any class of the Target Fund or the Acquiring Fund as of September 30, 2026, except as listed in Exhibit D to this Prospectus/Information Statement.

By Order of the Board of Trustees of Impax Funds Series Trust I,

Edward Farrington

President

Impax Funds Series Trust I

November 20, 2026

EXHIBITS TO PROSPECTUS/INFORMATION STATEMENT

Exhibit

A.	Summary of Principal Risks
B.	Fundamental and Non-Fundamental Investment Policies
C.	Financial Highlights
D.	Principal Holders of Securities of the Funds

EXHIBIT A

SUMMARY OF PRINCIPAL RISKS

Market Risk Conditions in a broad or specialized market, a sector thereof or an individual industry or other factors including terrorism, war, natural disasters and the spread of infectious disease including epidemics or pandemics may adversely affect security prices, thereby reducing the value of the Fund’s investments. To the extent the Fund takes significant positions in one or more specific sectors, countries or regions, the Fund will be subject to the risks associated with such sector(s), country(ies) or region(s) to a greater extent than would be a more broadly diversified fund.

Equity Securities Risk The market price of equity securities may fluctuate significantly, rapidly and unpredictably, causing the Fund to experience losses. The prices of equity securities generally are more volatile than the prices of debt securities.

Non-US Securities Risk Non-US securities may have less liquidity and more volatile prices than domestic securities, which can make it difficult for the Fund to sell such securities at desired times or prices. Non-US markets may differ from US markets in material and adverse ways. For example, securities transaction expenses generally are higher, transaction settlement may be slower, recourse in the event of default may be more limited and taxes and currency exchange controls may limit amounts available for distribution to shareholders. Non-US investments are also subject to the effects of local political, social, diplomatic or economic events.

Turnover Risk Frequent changes in the securities held by the Fund increases the Fund’s transaction costs and may result in adverse tax consequences, which together may adversely affect the Fund’s performance.

Growth Securities Risk The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Value Securities Risk Value securities are securities the investment adviser believes are selling at a price lower than their true value, perhaps due to adverse business developments or special risks. If that belief is wrong or remains unrecognized by the market, the price of the securities may decline or may not appreciate as anticipated.

Information Technology Sector Risk Prices of technology companies’ securities historically have been more volatile than those of many other securities, especially over the short term. Technology companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. Many technology companies have limited operating histories.

Emerging Markets Risk Investments in emerging markets are likely to have greater exposure to the risks associated with investments in non-US securities generally. Additionally, emerging market countries generally have less mature economies and less developed securities markets with more limited trading activity, are more heavily dependent on international trade and support, have a higher risk of currency devaluation, and may have more volatile inflation rates or longer periods of high inflation than more developed countries.

A-1

Management Risk The Fund is actively managed. The investment techniques and decisions of the investment adviser and the Fund’s portfolio manager(s), including the investment adviser’s assessment of a company’s Corporate Resilience profile when selecting investments for the Fund, may not produce the desired results and may adversely impact the Fund’s performance, including relative to other funds that do not consider Corporate Resilience factors or come to different conclusions regarding such factors. Further, in evaluating a company, the Adviser is often dependent upon information and data obtained from the company itself or from third-party data providers that may be incomplete, inaccurate or unavailable, which could cause the investment adviser or the Fund’s portfolio manager(s) to incorrectly assess a company’s Corporate Resilience profile

A-2

EXHIBIT B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Policies

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. The Funds’ investment objectives and, except as noted in the Prospectuses or this Statement of Additional Information, the Funds’ investment policies are not fundamental and may be changed by the Trustees without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.

Purchase securities (except securities issued or guaranteed by the US Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:

a.	Up to 25% of its total assets may be invested without regard to these limitations and

b.

A Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.	Concentrate more than 25% of the value of its assets in any one industry.[1]

3.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

5.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Each Fund may:

1.

Lend money to the extent permitted by the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or its staff.

B-1

[1]	For purposes of this restriction, the Funds will “look through” their investments in investment companies, if any, to the industries of the companies in which such investment companies invest.

Non-fundamental Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), such Fund has adopted the following non-fundamental policy: The Fund will provide shareholders at least 60 days’ prior notice of any change to its policy adopted to comply with the Names Rule. The notice will comply with paragraph (c) of the Names Rule.

B-2

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the financial performance of the applicable share class of the Target Fund and the Acquiring Fund for the periods listed below. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Target Fund or the Acquiring Fund, as applicable (assuming reinvestment of all dividends and distributions).

The ratios of expenses to average net assets listed in the tables below for Institutional Class shares and Investor Class shares of the Target Fund and the Acquiring Fund are based on the average net assets of the Target Fund and the Acquiring Fund, respectively, for each of the periods listed in the table.

Other than the information for the six-month period ended June 30, 2026, which is unaudited, the information below has been derived from the financial statements audited by Ernst & Young LLP, the Target Fund’s and the Acquiring Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Target Fund’s and the Acquiring Fund’s financial statements, are incorporated by reference into the Target Fund’s and the Acquiring Fund’s SAI. The unaudited financial statements for the six-month period ended June 30, 2026 reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. The Target Fund’s and the Acquiring Fund’s Form N-CSR (which includes the Target Fund’s and the Acquiring Fund’s audited financial statements), Form N-CSRS (which includes the Target Fund’s and the Acquiring Fund’s unaudited financial statements) and SAI are incorporated by reference herein and available at no cost from the Trust at the following toll-free number: (800) 767-1729.

Impax Large Cap Fund – Institutional Class

			Year Ended December 31,
a	Six Months Ended June 30, 2026 (unaudited)		2025	2024	2023	2022	2021
Institutional Class
Net asset value, beginning of period	$11.09		$12.78	$13.28	$11.56	$14.87	$12.05
Net investment income[1]	0.04		0.07	0.12	0.12	0.09	0.07
Net realized and unrealized gains (losses)	0.08		1.50	1.75	2.20	(3.03)	3.64
Total from investment operations	0.12		1.57	1.87	2.32	(2.94)	3.71
Distributions to shareholders
From net investment income	0.06		0.06	0.13	0.13	0.11	0.06
From net realized gains	—		3.20	2.24	0.47	0.26	0.83
Total distributions	0.06		3.26	2.37	0.60	0.37	0.89
Net asset value, end of period	$11.15		$11.09	$12.78	$13.28	$11.56	$14.87
Total return[2]	1.08%		12.20%	14.02%	20.12%	(19.77)%	30.92%
Net assets, end of period (in $000’s)	$330,186		$892,972	$1,303,427	$1,384,959	$1,291,988	$1,511,547
Ratios to average net assets
Net expenses including reimbursements and waivers	0.75%		0.73%	0.73%	0.73%	0.72%	0.71%
Net investment income	0.71%		0.52%	0.81%	0.96%	0.73%	0.47%
Total expenses excluding reimbursements and waivers	0.75%		0.73%	0.73%	0.73%	0.72%	0.71%
Portfolio Turnover	25%	[3]	60%	36%	44%	34%	25%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges.

[3]	Not annualized.

Impax Large Cap Fund – Investor Class

			Year Ended December 31,
a	Six Months Ended June 30, 2026 (unaudited)		2025	2024	2023	2022	2021
Investor Class
Net asset value, beginning of period	$11.02		$12.73	$13.24	$11.52	$14.82	$12.02
Net investment income[1]	0.02		0.04	0.08	0.09	0.06	0.03
Net realized and unrealized gains (losses)	0.09		1.49	1.75	2.20	(3.02)	3.63
Total from investment operations	0.11		1.53	1.83	2.29	(2.96)	3.66
Distributions to shareholders
From net investment income	0.05		0.04	0.10	0.10	0.08	0.03
From net realized gains	—		3.20	2.24	0.47	0.26	0.83
Total distributions	0.05		3.24	2.34	0.57	0.34	0.86
Net asset value, end of period	$11.08		$11.02	$12.73	$13.24	$11.52	$14.82
Total return[2]	0.96%		11.92%	13.72%	19.90%	(19.99)%	30.57%
Net assets, end of period (in $000’s)	$35,042		$41,134	$65,658	$58,218	$56,667	$57,965
Ratios to average net assets
Net expenses including reimbursements and waivers	1.00%		0.98%	0.98%	0.98%	0.97%	0.97%
Net investment income	0.46%		0.28%	0.57%	0.71%	0.49%	0.22%
Total expenses excluding reimbursements and waivers	1.00%		0.98%	0.98%	0.98%	0.97%	0.97%
Portfolio Turnover	25%	[3]	60%	36%	44%	34%	25%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges.

[3]	Not annualized.

Impax US Sustainable Economy Fund – Institutional Class

			Year Ended December 31,
a	Six Months Ended June 30, 2026 (unaudited)		2025	2024	2023	2022	2021
Institutional Class
Net asset value, beginning of period	$27.03		$24.55	$23.53	$19.99	$26.25	$24.52
Net investment income[1]	0.14		0.24	0.30	0.29	0.28	0.28
Net realized and unrealized gains (losses)	3.23		3.68	4.58	4.61	(5.02)	7.05
Total from investment operations	3.37		3.92	4.88	4.90	(4.74)	7.33
Distributions to shareholders
From net investment income	0.12		0.29	0.55	0.13	0.42	0.27
From net realized gains	—		1.15	3.31	1.23	1.06	5.33
Tax return of capital	—		—	—	—	0.04	—
Total distributions	0.12		1.44	3.86	1.36	1.52	5.60
Net asset value, end of period	$30.28		$27.03	$24.55	$23.53	$19.99	$26.25
Total return[2]	12.46%		16.00%	20.69%	24.65%	(18.01)%	30.35%
Net assets, end of period (in $000’s)	$855,412		$325,890	$118,840	$94,815	$80,572	$98,866
Ratios to average net assets
Net expenses including reimbursements and waivers	0.48%		0.45%	0.46%	0.45%	0.45%	0.49%
Net investment income	0.98%		0.92%	1.12%	1.31%	1.27%	0.99%
Total expenses excluding reimbursements and waivers	0.53%		0.58%	0.62%	0.63%	0.63%	0.63%
Portfolio Turnover	15%	[3]	52%	45%	43%	37%	47%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges.

[3]	Not annualized.

Impax US Sustainable Economy Fund – Investor Class

			Year Ended December 31,
a	Six Months Ended June 30, 2026 (unaudited)		2025	2024	2023	2022	2021
Investor Class
Net asset value, beginning of period	$25.60		$23.32	$22.51	$19.19	$25.28	$23.78
Net investment income[1]	0.10		0.16	0.22	0.23	0.22	0.20
Net realized and unrealized gains (losses)	3.06		3.50	4.39	4.42	(4.84)	6.83
Total from investment operations	3.16		3.66	4.61	4.65	(4.62)	7.03
Distributions to shareholders
From net investment income	0.09		0.23	0.49	0.10	0.37	0.20
From net realized gains	—		1.15	3.31	1.23	1.06	5.33
Tax return of capital	—		—	—	—	0.04	—
Total distributions	0.09		1.38	3.80	1.33	1.47	5.53
Net asset value, end of period	$28.67		$25.60	$23.32	$22.51	$19.19	$25.28
Total return[2]	12.33%		15.71%	20.41%	24.39%	(18.25)%	30.02%
Net assets, end of period (in $000’s)	$222,173		$217,981	$206,720	$185,687	$159,822	$205,407
Ratios to average net assets
Net expenses including reimbursements and waivers	0.72%		0.70%	0.71%	0.70%	0.70%	0.74%
Net investment income	0.77%		0.68%	0.87%	1.06%	1.01%	0.74%
Total expenses excluding reimbursements and waivers	0.79%		0.84%	0.88%	0.88%	0.88%	0.88%
Portfolio Turnover	15%	[3]	52%	45%	43%	37%	47%

[1]	Based on average shares outstanding during the period.
[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges.

[3]	Not annualized.

EXHIBIT D

PRINCIPAL HOLDERS OF SECURITIES

Listed below are the names, addresses and percent ownership of each person who, as of September 30, 2026, to the best knowledge of the Trust, owned 5% or more of the outstanding shares of each class of the Target Fund and the Acquiring Fund, respectively. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

Target Fund	Class	Shareholder Name and Address	Share Amount	Percentage of Class (%)
Large Cap Fund	Institutional	IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	17,526,265	73.13%
Large Cap Fund	Institutional	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,189,522	9.14%
Large Cap Fund	Investor	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,053,318	34.93%
Large Cap Fund	Investor	NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	353,249	11.71%

D-1

Acquiring Fund	Class	Shareholder Name and Address	Share Amount	Percentage of Class (%)
U.S. Sustainable Economy Fund	Institutional	IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	16,298,235	67.97%
U.S. Sustainable Economy Fund	Institutional	NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,615,815	10.91%
U.S. Sustainable Economy Fund	Investor	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	690,945	9.02%
U.S. Sustainable Economy Fund	Investor	NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	586,012	7.65%
U.S. Sustainable Economy Fund	Class A	LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	62,407	19.25%
U.S. Sustainable Economy Fund	Class A	NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	31,870	9.83%
U.S. Sustainable Economy Fund	Class A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	29,609	9.13%
U.S. Sustainable Economy Fund	Class A	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	26,642	8.22%
U.S. Sustainable Economy Fund	Class A	RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	18,396	5.68%

D-2

Exhibit E

Additional Information Regarding the Acquiring Fund

For purposes of this Exhibit E, the term “Fund” means “Acquiring Fund.”

Management, Organization and Capital Structure

Investment Adviser

Impax Asset Management LLC (“IAM”), 30 Penhallow Street, Suite 100, Portsmouth, New Hampshire 03801, is the investment adviser for the Fund. IAM is responsible, either directly or through others selected by it, for the management of the Fund, subject to oversight by the Board of Trustees of Impax Funds Series Trust I (“Trust”). IAM is a registered investment adviser and has been an investment adviser since 1971. IAM is a majority-owned subsidiary of Impax Asset Management Group plc, a publicly traded company on the Alternative Investment Market of the London Stock Exchange. A discussion regarding the basis for the Board of Trustee’s approval of the Fund’s investment advisory agreement is available in the Fund’s most recent Form N-CSR filing for the period ended June 30.

IAM has entered into a personnel-sharing arrangement with its affiliate, Impax London. Pursuant to this arrangement, certain employees of Impax London may serve as “associated persons” of IAM and, in this capacity, subject to the oversight and supervision of IAM and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management and trading services (including acting as portfolio managers) to the Fund on behalf of IAM. This arrangement is based on no-action letters of the SEC Staff that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates or “participating affiliates,” subject to the supervision of that SEC-registered investment adviser. Impax London is a “participating affiliate” of IAM and is itself an SEC-registered investment adviser, and the Impax London employees are “associated persons” of IAM.

The Trust may rely on an exemptive order from the SEC that permits IAM, subject to certain conditions and oversight by the Board, to enter into sub-advisory agreements with unaffiliated sub-advisers approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Adviser is able, subject to certain conditions (including a 90-day notification requirement) and approval by the Board but without shareholder approval, to hire new unaffiliated sub-advisers for the Fund and materially amend the terms of the sub-advisory agreement for an unaffiliated sub-adviser provided that the Adviser provides notification to shareholders within 90 days of the hiring of an unaffiliated sub-adviser. The Adviser, subject to oversight by the Trustees, has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. Although shareholder approval will not be required for the termination of sub-advisory agreements, shareholders of the Fund will continue to have the right to terminate such sub-advisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Adviser may not change a sub-adviser to the Fund without approval of the Board and, to the extent required by the 1940 Act, shareholder approval. Affiliated sub-advisers selected by the Adviser are subject to shareholder approval.

The Fund pays an advisory fee to its investment adviser at an annual rate determined as a percentage of the average daily net assets of the Fund, accrued daily and paid monthly. For the fiscal year ended

December 31, 2025, the advisory fees paid by the Fund were at the following annual rate (expressed as a percentage of average daily net assets):

Fund	Annual Rate
US Sustainable Economy Fund[1]	0.59%*

[1] The management fee is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

* The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

How Share Price is Determined

The net asset value per share (“NAV”) of each class of the Fund’s shares is determined by dividing the total value of the Fund’s net assets attributable to that class (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding of that class.

The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day. A business day is any day that the New York Stock Exchange (“NYSE”) is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time (the “NYSE Close”). If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. The Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

The Fund’s investments for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund. Pursuant to Rule 2a-5 under the 1940 Act, the Boards of Trustees have designated the Adviser, through its Best Execution and Valuation Committee, as the “valuation designee” to make fair value determinations for all of the Fund’s investments for which market quotations are not readily available. Please see “Pricing of Fund Shares” in the Statement of Additional Information.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. The Fund’s use of fair value pricing may help deter short-term trading activity as discussed below under “Frequent Purchases and Redemptions of Fund Shares.”

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agent after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the US dollar are converted to US dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the US dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the US dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the net asset value of the Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares.

Shareholder Guide

Choosing a Share Class

The Fund offers Institutional Class, Investor Class shares and Class A shares. Each share class represents an investment in the same portfolio of securities, but each class has its own expense structure and, in the case of Class A shares, sales charges, allowing you and your financial representative to choose the class that best suits your investment needs.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;

•	how much you intend to invest;

•	the total expenses associated with owning shares of each class;

•	whether you qualify for any reduction or waiver of any applicable sales charges and

•	whether you plan to take any distributions in the near future.

Each investor’s financial considerations are different. You should speak with your financial representative to help you decide which share class is best for you.

Comparison of Share Classes

	Institutional Class	Investor Class	Class A
Minimum Initial Investment[1]	$250,000	$1,000[2]	$1,000[2]
Minimum Subsequent Investment	None	$50	$50
Maximum Investment	None	None	None
Maximum Initial Sales Charge	None	None	5.50%
Maximum Contingent Deferred Sales Charge	None	None	1.00%[3]
Maximum Distribution and Service Fees	None	0.25%	0.25%

[1]	May be waived in the sole discretion of the Fund, the Adviser or the Fund’s distributor.
[2]	Investment minimums do not apply to purchases of Investor Class or Class A shares of the Fund by SIMPLE and SEP individual retirement accounts (IRAs).
[3]	Applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

Institutional Class Eligibility

Institutional Class shares are offered without any sales charge to investors who meet the minimum initial investment requirement* for purchases of Institutional Class shares.

Institutional Shares may be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

*

The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for investors in certain fee-based, wrap or other investment platform programs that do not require the fund to pay any type of administrative payments per shareholder account to any third party. The Fund may waive the minimum initial investment for other categories of investors at its discretion.

How to Purchase Shares

The Fund serves the retail, advisor, retirement and institutional markets with a full array of share classes. Shares may be purchased directly in the Institutional Class or Investor Class of the Fund, subject to the limitations set forth in this Prospectus regarding Institutional Class shares. All accounts in Class A shares must be opened through an investment advisor, approved broker/dealer or other financial intermediary. You or your financial representative may obtain an account application from the Fund’s website at www.impaxam.com or by contacting the Impax Funds at 800.767.1727. The completed application, along with a check made payable to “Impax Funds” (or any other form of payment acceptable to the Fund in its discretion), must then be returned to the following address:

by regular mail to1:	or, by overnight delivery to:
Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 1350 Penn Avenue Suite 102 Pittsburgh, PA 15222 Toll-Free Telephone (800) 372-7827

[1]	Orders will not be considered “received” by the Fund for purposes of determining the price at which they will be effected until they have been delivered to the transfer agent.

Please note that the Fund cannot accept money orders or third-party, traveler or starter checks.

Investors wishing to pay for shares by wire transfer (or by any other payment method) should contact the Impax Funds at 800.372.7827. See “Investing by Wire” below for wire instructions.

Share purchases will not be processed until full payment is received. Share ownership shall be recorded on the books of the transfer agent in an account under the purchaser’s name, and a confirmation of the purchase will be issued to the purchaser showing the account number and the number of shares owned. Please note that shares purchased by check are not immediately available for redemption. See “How to Sell Shares” below for more information.

Investment Minimums

Shares of the Fund are offered for sale on a continuous basis at the offering price, which is NAV plus any applicable sales charges (Class A only). Generally, share purchases are subject to the minimum investment amounts set forth below. A shareholder’s financial advisor may establish higher investment minimums.

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Shares	$250,000	None
Investor Class Shares[1]	$1,000	$50
Class A Shares[1]	$1,000	$50

[1]	Investment minimums do not apply to purchases of Investor Class or Class A shares of the Fund by SIMPLE and SEP individual retirement accounts (IRAs).

The Fund may waive investment minimums and any applicable service fees for initial and subsequent purchases for investors who purchase shares through (1) certain omnibus accounts, (2) certain wrap-fee programs that offer asset allocation services and charge an asset-based feel, and (3) certain employer-sponsored retirement plans. In addition, the Fund may waive investment minimums and any applicable service fees in other circumstances at its discretion.

Sales Charges

Class A Shares

The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The Fund may reimburse the distributor for these payments through its plans of distribution (see “Distribution Arrangements” in this Prospectus).

Class A Shares Not Subject to a Sales Charge

The following investments are not subject to any initial or contingent deferred sales charge if the Fund is properly notified of the nature of the investment:

•	Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer’s load-waived Class A share program;

•

Investments made through a financial intermediary that has entered into an agreement with the Fund to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	Investments in Class A shares made by endowments or foundations with $10 million or more in assets;

•

Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Fund or it invests at least $1 million in Class A shares of the Fund; and

•	Certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this Prospectus for more information).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers, registered investment advisors authorized to sell the Fund and employees of IAM.

Whether a sales charge waiver described above is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. The Statement of Additional Information has more information about reductions and waivers of sales charges, including deferred sales charges. In addition, investors investing in the Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.

Contingent Deferred Sales Charges (Certain Class A Shares)

Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. Please see the Fund’s Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares’ original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

	Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Rate Commission as a % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	See Below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the net asset value of the shares being sold, whichever is less. The distributor may pay dealers up to 1.00% on investments made in Class A shares with no initial sales charge. The Fund may reimburse the distributor for these payments through its plans of distribution (see “Distribution Arrangements” in this Prospectus).

Class A Shares Not Subject to a Sales Charge

The following investments are not subject to any initial or contingent deferred sales charge if the Fund is properly notified of the nature of the investment:

•	Investments made by accounts that are part of certain qualified fee-based programs through an investment dealer’s load-waived Class A share program;

•

Investments made through a financial intermediary that has entered into an agreement with the Fund to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

•	Investments in Class A shares made by endowments or foundations with $10 million or more in assets;

•

Investments made through an employer-sponsored retirement plan, provided its plan administrator or dealer of record has entered into an agreement with the Fund or it invests at least $1 million in Class A shares of the Fund; and

•	Certain rollover investments from retirement plans to IRAs (see “Rollovers from retirement plans to IRAs” in this Prospectus for more information).

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment dealers, registered investment advisors authorized to sell the Fund and employees of IAM. Whether a sales charge waiver described above is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. The Statement of Additional Information has more information about reductions and waivers of sales charges, including deferred sales charges. In addition, investors investing in the Fund through an intermediary should consult Appendix A to this Prospectus, which includes information regarding financial intermediary specific sales charges and related discount policies that apply to purchases through certain specified intermediaries. Before investing you should discuss which share class may be right for you with your financial intermediary.

Contingent Deferred Sales Charges (Certain Class A Shares)

Class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within 18 months of purchase. Please see the Fund’s Statement of Additional Information for more information. Deferred sales charges will be based on the lower of the shares’ original purchase price and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

Sales Charge Reductions and Waivers

The Fund offers two principal ways for you to qualify for discounts on initial sales charges on Class A shares, often referred to as “breakpoint discounts”:

Right of Accumulation. You can add the amount of your current purchases of Class A shares of one or more of the Impax Funds to the value of your existing accounts in the Impax Funds to obtain a breakpoint discount. Individuals can also include purchases by, and accounts owned by, their spouse or domestic partner and minor children, including accounts established through different financial representatives.

For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases.

To calculate the total value of your existing accounts and any linked accounts, the Fund will use the current maximum public offering price of those shares.

Statement of Intention. A statement of intention is a document in which you agree to make purchases of Class A shares in a specified dollar amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full dollar amount of shares within 13 months, the Fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

•	Individual accounts

•	Joint accounts

•	Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)

•	Shares of the Fund owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)

In order to obtain a breakpoint discount, you must inform the Fund or your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. If you do not let the Fund or your financial representative know that you are eligible for a discount, you may not receive a reduced sales charge to which you are entitled. The Fund or your financial representative may ask you for records or other information about other shares held in your accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found in the Fund’s Statement of Additional Information.

Additional Reductions and Waivers of Sales Charges

In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge on Class A shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

•	tax-free returns of excess contributions to IRAs;

•	redemptions due to death or post purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

•	redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

•

the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

-

redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

-	if you have established an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

Rollovers from Retirement Plans to IRAs

Assets from retirement plans may be invested in Class A shares through an IRA rollover, subject to the other provisions of this Prospectus. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. However, rollover IRAs invested in Class A shares will be made without a sales charge if the assets being rolled over were invested in the Fund at the time of distribution.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets invested in Class A shares that are not attributable to the Fund’s investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in this Prospectus and the Fund’s Statement of Additional Information.

Right of Reinvestment

Subject to the Fund’s policies regarding frequent purchase and redemption of Fund shares, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution of Class A shares in any Fund without a sales charge provided that the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. In order to take advantage of this privilege, you must notify the Fund or your broker/dealer at the time of the repurchase. The Fund reserves the right to modify or eliminate this privilege at any time without notice to shareholders.

In General

Generally, if a purchase order is received in proper form by the Fund’s transfer agent by the NYSE Close, the shares will be purchased at the net asset value determined as of that day (plus any applicable sales charges); otherwise, the shares will be purchased at the net asset value next determined (plus any applicable sales charges).

There are certain exceptions when an order is received by a financial intermediary that has entered into an agreement with the Fund’s distributor prior to the NYSE Close and then transmitted to the transfer agent after the net asset value has been calculated for that day. In such cases, the Fund will be deemed to have received the order when the authorized intermediary receives the order, and the order will be processed at that day’s net asset value, plus any applicable sales charges. In such cases, it is the authorized intermediary’s responsibility to transmit orders so that they will be received by the Fund’s transfer agent (or such other entity) on a timely basis.

Investors who purchase shares through certain benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the transfer agent for execution.

The Fund does not process orders on days when the New York Stock Exchange is closed. If a purchase order is received by the transfer agent on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s net asset value, plus any applicable sales charges.)

The Fund reserves the right to refuse a purchase if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, the Fund and the Adviser each reserve the right to utilize various measures including, but not limited to, restricting purchases of Fund shares or closing an account when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions will vary according to the particular circumstances.

Federal law requires all financial institutions to obtain and record personal information about an investor to verify the investor’s identity. If an investor is opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), the investor may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of the account. The Fund may request additional information about the investor (which may include certain documents, such as articles of incorporation for companies) to help the Fund’s transfer agent verify identity. If an investor refuses to provide such information, the Fund and other financial institutions may be unable to open an account for such investor. The Fund reserves the right to reject any purchase order (including via an exchange) or to suspend or to modify the continuous offering of shares. The Fund further reserves the right to close an account (or to take such other steps as the Fund deems reasonable) for any lawful reason, including but not limited to the suspicion of fraud or other illegal activity in connection with the account.

Share Certificates

The Fund does not issue share certificates.

Financial Advisors

A shareholder’s financial advisor can help the shareholder purchase shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

Plan administrators, brokers or other financial intermediaries and their designees may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund may charge, and may impose other limitations on buying and selling shares. Please consult a representative of your financial intermediary for further information.

Purchasing Additional Shares

Investing by Mail

Shareholders may purchase additional Institutional Class, Investor Class or Class A shares of the Fund by mailing a check to the address above under the caption “Purchases-Investing by Mail” with a letter setting forth the account number and Fund name or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to “Impax Funds” and, if not stated in an accompanying letter, should clearly indicate the account number and Fund name. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. Please note that shares purchased by check are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Telephone

In order to purchase additional Institutional Class, Investor Class or Class A shares of the Fund by telephone, a shareholder must provide US domestic bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the Impax Funds’ website at www.impaxam.com and may be requested by calling Impax toll-free at 800.372.7827); and then telephone the Impax Funds toll-free at (800) 372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent purchases, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

The Fund reserves the right to cancel any telephone purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Investing by Wire Transfer

For an existing account to purchase additional Institutional Class, Investor Class or Class A shares by wire transfer, a shareholder must instruct his or her bank to transfer funds to the following account:

Bank Name: BNY Mellon, N.A.
Location: Boston, MA
ABA #: 011001234
Acct. #: 748110
Acct. Name: BNY Mellon as Agent FBO Impax Funds
For Further Credit: Fund Name, Acct. Number, Shareholder Name

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. Shares will be purchased at the net asset value next determined after the wire is received.

Investing Online

In order to purchase additional Institutional Class, Investor Class or Class A shares of the Fund online, a shareholder must:

•

provide bank information for electronic (ACH) transfers on his or her initial application form or a Shareholder Service Form (the Shareholder Service Form is available at the Impax website at www.impaxam.com and may be requested by calling the Impax Funds toll-free at (800) 372-7827); and then

•	go to www.impaxam.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to purchase shares.

A written confirmation of the purchase transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations. The Fund reserves the right to cancel any online purchase order for which electronic (ACH) payment has not been received by the next business day following the date on which the order is received. Please note that shares purchased by electronic (ACH) transfer are not immediately available for redemption. See the section captioned “How to Sell Shares” below for more information.

Automatic Investment Plan Under the Impax Automatic Investment Plan, a shareholder may make regular monthly or quarterly purchases of Institutional Class, Investor Class or Class A shares via an automatic debit from a bank account. For additional information about this service, please contact the Impax Funds toll-free at (800) 372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Impax website at www.impaxam.com. A written confirmation of purchases made under an Automatic Investment

Plan will be made through a quarterly statement sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Financial Advisors A shareholder’s financial advisor can help the shareholder purchase additional Institutional Class, Investor Class or Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

Please note that the Fund cannot accept money orders or third-party, traveler or starter checks.

How to Sell Shares

Redemptions of Institutional Class, Investor Class or Class A Shares

Shareholders may redeem (sell) Institutional Class, Investor Class or Class A shares of the Fund as described below for cash at the net asset value per share next determined after the Fund’s transfer agent (or authorized financial intermediary, as described above) receives a redemption request in proper form. A redemption request must be in writing and the signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” if the proceeds of the redemption:

•	are to be paid to a person other than the record owner;

•	are to be sent (i) to an address other than the address on the transfer agent’s records or (ii) within 30 days after the transfer agent has been notified of an address change; or

•	are being sent by wire or ACH transfer to a bank account other than the one that is preauthorized on the transfer agent’s records.

An “eligible guarantor institution” includes any domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in a medallion program recognized by the Securities Transfer Agents Association. The three recognized medallion programs are:

•	Securities Transfer Agents Medallion Program (STAMP);

•	Stock Exchanges Medallion Program (SEMP); and

•	New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Signature guarantees made by entities that are not a part of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of more than a certain dollar amount. The Fund’s transfer agent reserves the right to request additional information from, and to make reasonable inquiries of, any eligible guarantor institution.

Receiving your Proceeds

Generally, payment for Institutional Class, Investor Class or Class A shares redeemed will be made by check, electronic (ACH) transfer or wire transfer within seven days after receipt by the Fund’s transfer agent of the redemption request in proper form. Redemptions and/or payments for shares redeemed may be suspended for more than seven days when trading on the New York Stock Exchange is restricted or during an emergency that makes it impractical for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. The Fund charges a fee of $10.00 for each wire redemption, subject to change without notice.

Additional Information

Institutional Class, Investor Class or Class A shares purchased by check or electronic (ACH) transfer are held in escrow by the Fund’s transfer agent until the check has been collected or the payment has been received, which will generally not exceed 10 days, although in some cases may take 30 days or more. Payment for shares redeemed will be delayed in such cases until the transfer agent has confirmed receipt of payment for such shares.

The Fund’s transfer agent also may temporarily delay for more than seven days payment of redemption proceeds from the Fund account of a “Specified Adult” (as defined in FINRA Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.

Redeeming by Mail

An Institutional Class, Investor Class or Class A shareholder may request a redemption by written request signed by all account owners exactly as their names appear on the records of the Fund’s transfer agent. If a corporation, partnership, trust or fiduciary requests redemption, written evidence of authority acceptable to the transfer agent must be submitted before the redemption request will be processed. Written redemption requests and all related documents and instruments should be directed to the transfer agent:

by regular mail to1:	or, by overnight delivery to:
Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 1350 Penn Avenue Suite 102 Pittsburgh, PA 15222 Toll-Free Telephone (800) 372-7827

[1]	Orders will not be considered “received” by the Fund for purposes of determining the price at which they will be effected until they have been delivered to the transfer agent.

Redeeming by Telephone

An Institutional Class, Investor Class or Class A shareholder may request a redemption of at least $1,000 by telephone. The proceeds from a telephone redemption may be paid only to the record owner(s), may be sent only to the record address or to a pre-authorized bank account and cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class, Investor Class or Class A shares by telephone, a shareholder must telephone Impax toll-free at (800) 372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent redemptions, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Redeeming Online

An Institutional Class, Investor Class or Class A shareholder may request a redemption of no more than $50,000 online. This limit may be waived at the discretion of the Adviser. The proceeds from an online redemption may be paid only to the record owner(s), may be sent only to the record address or to a preauthorized bank account. Redemptions to the address of record cannot be made within 30 days after the transfer agent has been notified of an address change for the account. If there are multiple record owners, the transfer agent may rely upon the instructions of only one record owner.

In order to redeem Institutional Class, Investor Class or Class A shares online, a shareholder must go to www.impaxam.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to redeem shares.

A written confirmation of the redemption transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Systematic Withdrawal Plan A voluntary, systematic withdrawal plan is available to Institutional Class, Investor Class or Class A shareholders, which provides for monthly, quarterly, semi-annual or annual withdrawals. For additional information about this service please contact the Impax Funds toll-free at (800) 372-7827 between the hours of 8:00 a.m. and 6:00 p.m., Eastern time, or visit the Impax website at www.impaxam.com. A written confirmation of redemptions made under a Systematic Withdrawal Plan will be made through a quarterly statement sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of quarterly statements.

Financial Advisors A shareholder’s financial advisor can help the shareholder redeem Institutional Class, Investor Class or Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

In General

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law.

The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market conditions. In these situations, the Fund may have to sell Fund holdings that it would otherwise prefer not to sell because, among other reasons, the current price to be received is less than the Fund’s perceived value of the holdings.

In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash. The Fund will only redeem in-kind when the Fund’s Adviser or Sub-Adviser determines that such action is in the best interests of the Fund. For example, certain shareholders may specifically request a redemption in-kind in order to avoid any disruption in market exposure, or a redemption may be so relatively large that a redemption in-kind is most appropriate. The Fund’s Adviser or Sub-Adviser may determine that redemptions in-kind are the most appropriate mechanism to protect the Fund during times of market stress. In the event the Fund distributes portfolio securities in-kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value before you convert them into cash. For US federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash.

Involuntary Redemptions Due to the relatively high costs of maintaining small accounts, shareholders are asked to maintain an account balance in the Fund equal to at least the minimum investment necessary to open the account. The Fund reserves the right to redeem all shares held by any shareholder, other than an individual retirement account (IRA) or other tax-advantaged retirement plan shareholder, whose account has a balance in an amount less than the minimum investment necessary to open the account. The Fund will give any shareholder subject to involuntary redemption 60 days’ prior written notice, during which time the shareholder may purchase sufficient additional shares to avoid involuntary redemption. A shareholder’s Fund account will not be liquidated if the reduction in size is due solely to decline in market value of a shareholder’s Fund shares.

Escheatment If your account is held directly with the Fund and is later deemed “abandoned” or “unclaimed” under state law, the Fund may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Fund’s transfer agent by mail or telephone, and promptly cash all checks for dividends, capital gains and redemptions. The Fund and the Fund’s transfer agent will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

A shareholder must notify the transfer agent if he or she is entitled to the redemption fee waiver at the time he or she submits a redemption request.

How to Exchange Shares

In General

A shareholder may exchange Institutional Class, Investor Class or Class A shares of any Fund for shares of the same class of any other Impax Fund, or Investor Class shares of any Fund for Institutional Class shares of any other Impax Fund; or Institutional Class shares of any Fund for Investor Class shares of any other Impax Fund, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below. A shareholder also may exchange Class A shares of any Fund for Investor Class or Institutional Class shares of any other Impax Fund that does not offer Class A shares, subject to the minimum investment requirements of such classes and to the frequent purchase and redemptions policies described below.

In addition, an exchange generally will be treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax, except that an exchange of shares between two classes of the same Impax Fund, or a conversion of shares from one class to another class of the same Impax Fund, generally is not a taxable exchange. Shares are exchanged on the basis of their respective net asset values, next determined after the transfer agent receives the exchange request in proper form.

The Fund reserves the right to suspend exchange privileges on any account if the Adviser determines that the account’s exchange activity is likely to adversely affect its ability to manage the Fund. If you are exchanging from an Impax Fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange. See the section below captioned “Frequent Purchases and Redemptions of Fund Shares.”

Exchanging by Mail

Shareholders may exchange Institutional Class, Investor Class and Class A shares of an Impax Fund by mailing an exchange request:

by regular mail to1:	or, by overnight delivery to:
Impax Funds P.O. Box 534463 Pittsburgh, PA 15253-4463	Impax Funds Attention: 534463 1350 Penn Avenue Suite 102 Pittsburgh, PA 15222 Toll-Free Telephone (800) 372-7827

[1]	Orders will not be considered “received” by the Fund for purposes of determining the price at which they will be effected until they have been delivered to the transfer agent.

Exchanging by Telephone

In order to exchange Institutional Class, Investor Class and Class A shares by telephone, a shareholder must telephone the Impax Funds toll-free at (800) 372-7827, Monday through Friday (except holidays) between the hours of 8:00 a.m. and 6:00 p.m., Eastern time.

For shareholder protection and to prevent fraudulent exchanges, telephone calls may be recorded, and shareholders will be asked to verify their account information. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Exchanging Online

In order to exchange Institutional Class, Investor Class and Class A shares online, a shareholder must go to www.impaxam.com, use his or her User ID and password to access his or her account and follow the on-screen instructions to exchange shares. A written confirmation of the exchange transaction will be sent to the shareholder at his or her address of record, or via e-mail notification for shareholders who elect electronic delivery of transaction confirmations.

Financial Advisors A shareholder’s financial advisor can help the shareholder exchange Institutional Class, Investor Class and Class A shares. A financial advisor may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on shares of the Fund.

Investor Class and Class A Share Exchange/Conversion

Investor Class and Class A shares of the Fund may be exchanged, at the shareholder’s option, for Institutional Class shares of the same Fund, provided that the shareholder meets applicable eligibility requirements for Institutional Class shares discussed above. The Fund may from time to time, but shall be under no obligation to, convert Investor Class shares held in a shareholder’s account to Institutional Class shares of the same Fund in the event the shareholder satisfies the eligibility requirements for Institutional Class shares. The Fund does not currently expect to convert any Investor Class shares for Institutional Class shares for any account for which a broker of record has been designated or for any account held through a financial intermediary, but will permit exchanges of such Investor Class shares for Institutional Class shares at the shareholder’s option, provided that the shareholder satisfies the eligibility requirements for Institutional Class shares. The Fund also reserves the right to convert Institutional Class shares held in a shareholder’s account to Investor Class shares of the same Fund in the event the shareholder no longer satisfies the eligibility requirements for Institutional Class shares. A shareholder’s Institutional Class shares will not be converted to Investor Class shares without prior notice to shareholders by the Fund.

Any exchange or conversion will occur at the relative net asset value of the two share classes, without the imposition of any sales load, fee, or other charge. The Fund may suspend the exchange and conversion features described above at any time if it determines that such exchange or conversion may result in adverse tax consequences to the Fund or its shareholders.

Cost Basis Reporting

Upon the sale or exchange of your shares held in a non-retirement account in the Fund, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the Fund shares you sold or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please call the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. at (800) 372-7827 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

Frequent Purchases and Redemptions of Fund Shares

The Fund generally encourages shareholders to invest in the Fund as part of a long-term investment strategy. The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, to generate transaction and other costs, to dilute the value of Fund shares held by long-term shareholders and otherwise to adversely affect the Fund. This type of excessive short-term trading activity is referred to herein as “frequent purchases and redemptions.” The Fund is not intended as a vehicle for frequent purchases and redemptions.

Accordingly, the Fund’s Boards of Trustees have adopted policies and procedures that are reasonably designed to discourage, and otherwise to limit the negative effects of, frequent purchases and redemptions of Fund shares by Fund shareholders. These policies and procedures requires the Fund to:

•	actively monitor daily purchases and redemptions in order to detect and prevent excessive and disruptive trading practices; and

•	use fair value pricing when market prices are not readily available.

The policies and procedures described above are intended to deter frequent purchases and redemptions in the Fund. However, there can be no assurance that these policies and procedures, individually or collectively, will be totally effective in this regard. A substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of individual investors from the Fund because the financial intermediary maintains the record of underlying beneficial owners. In addition, certain financial intermediaries have different policies regarding monitoring and restricting frequent purchases and redemptions in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund’s practices discussed above.

The Fund’s Board of Trustees reserve the right to amend their policies and procedures at any time and from time to time in their sole discretion, without prior notice to shareholders.

Shareholder Services

Online Account Access

For convenience, the Impax Funds offer online account access for Institutional Class, Investor Class and Class A shareholders. Using a User ID and password, shareholders can access their Impax Fund accounts online at any time to review account balances or histories, to purchase or to redeem Fund shares or to make exchanges between different Impax Funds. To obtain additional information about investing online, visit www.impaxam.com or call Impax Funds toll-free at (800) 372-7827.

Tax-Advantaged Retirement Plans

Various tax-advantaged retirement plans and accounts, including IRAs, Coverdell Education Savings Accounts, Roth IRAs, SIMPLE IRAs, and SEP (Simplified Employee Pension) IRA plans, are available through the Impax Funds. Information regarding the establishment and administration of these plans, custodial fees (such plans currently are charged an annual custodial fee of $20) and other details is available from Impax Funds. If a shareholder is considering adopting such a plan, he or she should consult with his or her own legal and tax advisors with respect to the establishment and maintenance of such a plan.

Delivery of Shareholder Documents

In order to reduce expenses, it is intended that the Fund will deliver only one copy of the Fund’s Prospectus and each annual and semi-annual report to any address shared by two or more accounts. Shareholders who wish to receive additional copies of these documents and who hold their shares directly with the Fund should request a separate copy by writing to Impax Funds at P.O. Box 534463, Pittsburgh, PA 15253-4463, by telephoning Impax toll-free at (800) 372-7827 or by visiting Impax’s website at www.impaxam.com. Alternatively, if shares are held through a specified benefit plan or financial institution, please contact it directly. Within thirty days after receipt of a shareholder’s request by the Fund or financial institution, as applicable, such party will begin sending shareholders individual copies.

Shareholders also may elect to have prospectuses, annual and semi-annual reports delivered by email by enrolling in the Impax Funds’ electronic document delivery service, which is available through the Impax website at www.impaxam.com.

Distribution Arrangements

Rule 12b-1 Plans

The Fund has adopted a plan (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows it to pay distribution fees for the sale and distribution of its Investor Class and Class A shares and for personal services rendered to such shareholders and/or the maintenance of shareholder accounts. The annual fees may equal up to 0.25% of the average daily net assets allocable to each of Investor Class or Class A shares of the Fund.

Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these expenses will increase the cost and reduce the returns of your investment.

Payment for Sub-Transfer Agency Services

The Fund may make payments to financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other Securities and Exchange Commission-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Adviser, Foreside Financial Services, LLC, the Fund’s distributor, and their affiliates and are in addition to any distribution and/or servicing (12b-1) fees paid to such financial intermediaries. The payments described above may differ depending on the Impax Fund and may vary from amounts paid to the Fund’s transfer agent for providing similar services to other accounts. The Adviser and Foreside Financial Services, LLC do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Payments to Financial Intermediaries

Financial intermediaries may receive various forms of compensation from the Fund as well as from the Adviser and/or Foreside Financial Services, LLC (for purposes of this section only, the Adviser and Foreside Financial Services, LLC are referred to collectively as the “Distributor”) in connection with the sale of shares of the Fund to a shareholder or a shareholder remaining an investor in the Fund. The compensation that the financial intermediary receives will vary among financial intermediaries. The types of payments include payments under plans and payments by the Distributor out of its own assets. These payments may create a conflict of interest by providing a financial incentive to your financial intermediary to promote the Fund actively or to cooperate with the Distributor’s promotional efforts. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend the Fund. Shareholders should ask their financial intermediary for information about any payments it receives from the Distributor or the Fund and any services it provides, as well as about fees and/or commissions imposed on shareholders by the financial intermediary. Financial intermediaries may categorize and disclose these arrangements differently than the Distributor does. Financial intermediaries that sell Fund shares may also act as a broker or dealer in connection with the Fund’s purchase or sale of portfolio securities. However, the Fund and the Adviser do not consider a financial intermediary’s sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

In addition, from time to time, the Distributor, at its expense, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Taxes

The following discussion is a summary of some important US federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund so qualifies and satisfies certain distribution requirements, the Fund will ordinarily not be subject to US federal income tax on its net income and gains that it distributes to shareholders. The Fund expects to distribute all or substantially all of its income and gains to shareholders every year. If the Fund were to fail to qualify as a regulated investment company, or to satisfy the distribution requirements applicable to regulated investment companies in any taxable year, the Fund would be subject to fund-level taxation with respect to such year, which consequently, would result in a reduction in assets available for distribution to shareholders.

For US federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned their shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Properly reported distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions of net investment income properly reported by the Fund as derived from “qualified dividend income” are taxed to individuals at the lower rates applicable to net capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements.

A three and eight-tenths percent (3.8%) Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions paid by the Fund of net investment income and capital gains, and net gains recognized on the redemption, sale or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund before such shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable to a shareholder whether such shareholder receives them in cash or reinvests them in additional shares. Distributions may also be subject to state and local taxes. Distributions by the Fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

Certain of the Fund’s investments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments (including when it is not advantageous to do so) in order to satisfy its distribution requirements.

The Fund’s or an Underlying Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s return on those investments would be decreased. Generally, shareholders of the Fund will not be entitled to claim a credit or deduction with respect to any foreign taxes withheld from or paid by the Fund. However, if more than fifty percent (50%) of the Fund’s or an Underlying Fund’s assets at year end consists of the securities of foreign corporations, the Fund or Underlying Fund may elect to permit shareholders to claim a credit or deduction on their tax returns (subject to certain limitations) with respect to foreign taxes withheld from or paid by the Fund. The Fund’s investment in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s use of derivatives may affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

The Fund’s investment in one or more Underlying Funds will potentially affect the timing, character or amount of its income and gains, relative to the income and gains the Fund would have had, had it invested directly in the portfolio securities or other assets held by the Underlying Fund. As a result, the Fund’s investment in an Underlying Fund can affect the timing, character, or amount of the Fund’s distributions to, and therefore may increase the amount of taxes payable by its shareholders.

Any gain resulting from the redemption, sale or exchange of a shareholder’s shares will generally also be subject to tax. If a shareholder exchanges shares of one Fund for shares of another Fund, this generally will be treated as a redemption of Fund shares and purchase of new Fund shares and any gain realized on the redemption portion of the transaction generally will be subject to US federal income tax. For information about determining a shareholder’s tax basis for shares, including those acquired through the reinvestment of dividends, see “Cost Basis Reporting” above.

The Fund may be required to withhold US federal income tax from all distributions and redemption proceeds payable to individual shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.

Special tax considerations apply to foreign persons investing in the Fund. Foreign persons are urged to consult the Statement of Additional Information for more information.

* * * * *

The tax information provided in this Prospectus is general information and, unless otherwise specifically noted, may not apply to a shareholder if he or she is investing through a tax-advantaged account such as an IRA or a qualified employee benefit plan. This information is based on current tax laws and regulations, which may change (possibly with retroactive effect). Shareholders are urged to consult their own tax advisors regarding their particular tax situation (under federal, state, local, and foreign tax laws). More information about taxes is contained in the Statement of Additional Information.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated November 20, 2026

IMPAX LARGE CAP FUND

IMPAX US SUSTAINABLE ECONOMY FUND

Each, a series of

IMPAX FUNDS SERIES TRUST I

30 Penhallow Street, Suite 100

Portsmouth, New Hampshire 03801

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of the assets and assumption of the liabilities of Impax Large Cap Fund (the “Target Fund”), a series of Impax Funds Series Trust I (the “Trust”), by and in exchange for shares of Impax US Sustainable Economy Fund, a series of the Trust (the “Acquiring Fund”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the combined Prospectus/Information Statement for the Acquiring Fund dated November 20, 2026 (the “Prospectus/Information Statement”). You may request a free copy of the Prospectus/Information Statement without charge by writing to Impax Asset Management LLC, 30 Penhallow Street, Suite 100 Portsmouth, New Hampshire 03801, or by calling the toll-free number (800) 767-1729.

1

2

General Information

This SAI relates specifically to the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”), which provides for: (i) the acquisition of the assets and the assumption of the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired (“Acquiring Fund Shares”); (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund, and (iii) the complete liquidation and dissolution of the Target Fund, all upon the terms and conditions set forth in the Plan. Additional information regarding the proposed Reorganization is included in the combined Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI. Shareholders of the Target Fund will receive Acquiring Fund shares of the same class as the Target Fund shares they held prior to the Reorganization.

The Acquiring Fund will be the accounting and performance survivor in the Reorganization and will retain its historical accounting records and performance. Following the Reorganization, the combined Fund's performance track record will be that of the Acquiring Fund.

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund.

Supplemental Financial Information

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial information required by Regulation S-X. For this reason, the pro forma financial information required by Regulation S-X is not included in this SAI.

A table showing the fees and expenses of the Target Fund and the Acquiring Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?” of the Prospectus/Information Statement.

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The Reorganization is not expected to result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Accordingly, a schedule of investments modified to show the effects of the Reorganization is not required and is not included for the Target Fund. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting policies of the Target Fund as compared to those of the Acquiring Fund.

3

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

•	The statement of additional information of the Trust on behalf of the Target Fund, dated May 1, 2026, as supplemented and amended to date (File No. 811-02064; SEC Accession No. 0001398344-26-007182);

•

The statement of additional information of the Trust on behalf of the Acquiring Fund, dated May 1, 2026, as supplemented and amended to date (File No. 811-02064; SEC Accession No. 0001398344-26-007182);

•	The financial statements included in the Target Fund’s Form N-CSRS filing for the fiscal period ending June 30, 2026 (File No. 811-02064; SEC Accession No. 0000076721-26-000012);

•	The financial statements included in the Acquiring Fund’s Form N-CSRS filing for the fiscal period ending June 30, 2026 (File No. 811-02064; SEC Accession No. 0000076721-26-000012);

•	The financial statements included in the Target Fund’s Form N-CSR filing for the fiscal year ending December 31, 2025 (File No. 811-02064; SEC Accession No. 0000076721-26-000002);

•	The financial statements included in the Acquiring Fund’s Form N-CSR filing for the fiscal year ending December 31, 2025 (File No. 811-02064; SEC Accession No. 0000076721-26-000002).

4

Appendix A – SAI of Acquiring Fund

IMPAX FUNDS SERIES TRUST I

IMPAX LARGE CAP FUND

Investor Class (PAXLX)

Institutional Class (PXLIX)

IMPAX SMALL CAP FUND

Investor Class (PXSCX) Class A (PXSAX)

Institutional Class (PXSIX)

IMPAX US SUSTAINABLE ECONOMY FUND

Investor Class (PXWGX) Class A (PXGAX)

Institutional Class (PWGIX)

IMPAX GLOBAL OPPORTUNITIES FUND

Investor Class (PAXGX)

Institutional Class (PXGOX)

IMPAX GLOBAL ENVIRONMENTAL
MARKETS FUND

Investor Class (PGRNX) Class A (PXEAX)

Institutional Class (PGINX)

IMPAX INTERNATIONAL
SUSTAINABLE ECONOMY FUND

Investor Class (PXINX)

Institutional Class (PXNIX)

IMPAX CORE BOND FUND

Investor Class (PAXBX)

Institutional Class (PXBIX)

IMPAX HIGH YIELD BOND FUND

Investor Class (PAXHX) Class A (PXHAX)

Institutional Class (PXHIX)

IMPAX SUSTAINABLE ALLOCATION FUND

Investor Class (PAXWX)

Institutional Class (PAXIX)

IMPAX FUNDS SERIES TRUST III

IMPAX GLOBAL
WOMEN’S LEADERSHIP FUND

(formerly, Impax Ellevate Global Women’s Leadership Fund)

Investor Class (PXWEX)

Institutional Class (PXWIX)

(the “Impax Funds” or the “Funds”)

30 Penhallow Street, Suite 100, Portsmouth, NH 03801

For Shareholder Account Information: 800-372-7827
Portsmouth, NH Office: 800-767-1729 / 603-431-8022
Website: www.impaxam.com

Dated May 1, 2026

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds’ Prospectus dated the date hereof, as supplemented from time to time.

The Funds’ financial statements for the fiscal year ended December 31, 2025, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated by reference herein from the Funds’ Form N-CSR.

Copies of the Funds’ Prospectuses and annual and semiannual reports, may be obtained, without charge, by writing to the Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, NH 03801, telephoning the Impax Funds at 800-767-1729 (toll free), visiting the Impax Funds’ website at www.impaxam.com or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Table of Contents

TRUST HISTORY	S-3
INVESTMENT PHILOSOPHY	S-4
INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS	S-5
INVESTMENT RESTRICTIONS	S-78
DISCLOSURE OF PORTFOLIO HOLDINGS	S-79
MANAGEMENT OF THE FUNDS	S-82
TRUSTEES AND OFFICERS	S-83
PORTFOLIO MANAGERS	S-91
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-95
CODE OF ETHICS	S-101
PROXY VOTING GUIDELINES	S-102
INVESTMENT ADVISORY AND OTHER SERVICES	S-102
ADVISORY AGREEMENTS	S-103
DISTRIBUTOR	S-105
CUSTODIAN	S-106
FUND ADMINISTRATOR	S-106
TRANSFER AND DIVIDEND DISBURSING AGENT	S-106
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-107
BROKERAGE ALLOCATION AND OTHER PRACTICES	S-107
BROKERAGE TRANSACTIONS	S-107
BROKERAGE SELECTION	S-108
BROKERAGE COMMISSIONS	S-110
CAPITAL STOCK AND OTHER SECURITIES	S-111
CONDUCT OF THE TRUSTS’ BUSINESS	S-112
PRICING OF FUND SHARES	S-113
TAXATION	S-116
DISTRIBUTION	S-136
REGISTRATION STATEMENT	S-144
MISCELLANEOUS INFORMATION	S-145
FINANCIAL STATEMENTS	S-145
APPENDIX A IMPAX FUNDS PROXY VOTING GUIDELINES	AS-1

TRUST HISTORY

Impax Funds Series Trust I (“Trust I”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on May 25, 2006 for the purpose of redomiciling Pax World Balanced Fund, Inc., Pax World Growth Fund, Inc. and Pax World High Yield Fund, Inc. as series of a Massachusetts business trust. Trust I succeeded to the registration statement of Pax World Balanced Fund, Inc., which was incorporated on February 25, 1970. Impax Large Cap Fund (the “Large Cap Fund”), Impax Small Cap Fund (the “Small Cap Fund”), Impax US Sustainable Economy Fund (the “US Sustainable Economy Fund”), Impax Global Opportunities Fund (the “Global Opportunities Fund”), Impax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Impax International Sustainable Economy Fund (the “International Sustainable Economy Fund”), Impax Core Bond Fund (the “Core Bond Fund”), Impax High Yield Bond Fund (the “High Yield Bond Fund”), and Impax Sustainable Allocation Fund (the “Sustainable Allocation Fund”) are each diversified series of Trust I.

Impax Global Sustainable Infrastructure Fund (the “Predecessor Mutual Fund”)was reorganized into the Impax Global Sustainable Infrastructure ETF (the “Impax ETF”) on February 2, 2026 (the “Reorganization”). As a result of the Reorganization, the Impax ETF assumed the financial and performance history of the Predecessor Mutual Fund. The Impax ETF is a diversified series of Trust I and is offered in a separate prospectus and Statement of Additional Information.

Prior to March 31, 2021, Impax International Sustainable Economy Fund was known as Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Index Fund”) and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

Impax Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Impax Global Women’s Leadership Fund (the “Global Women’s Fund”) is a diversified series of Trust III.

Prior to May 1, 2026, the Global Women’s Fund was known as Impax Ellevate Global Women’s Fund. Prior to March 28, 2024, the strategy of the Global Women’s Fund differed from its current strategy. Accordingly, performance of the Global Women’s Fund for periods prior to March 28, 2024 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

Prior to March 31, 2021, Impax US Sustainable Economy Fund was known as Pax ESG Beta Quality Fund and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy.

Effective December 18, 2019, Pax Balanced Fund was renamed Pax Sustainable Allocation Fund (now, Impax Sustainable Allocation Fund). Effective December 12, 2016, Sustainable Allocation Fund converted to a fund of funds structure. Impax Sustainable Allocation Fund continues to have the same investment objective, portfolio management team, strategic asset allocation and expenses; however, the Fund’s strategy has changed such that asset allocation components are now fully invested in the Impax Funds rather than a combination of individual securities and mutual funds.

Effective December 31, 2022, the names of each Trust and the series thereof (each, a “Fund” and together the “Funds” or the “Impax Funds”) changed to replace “Pax” in their names with “Impax”.

INVESTMENT PHILOSOPHY

Impax Asset Management LLC (the “Adviser”) believes strong investment outcomes can be generated by investors who better understand the opportunities and risks associated with the transition to a more sustainable economy. Our investment philosophy emphasises the identification and analysis of powerful secular forces – such as advancements in technology, changes in policy and regulation, and evolving social trends. These enduring and dynamic trends are not only reshaping the global economy, but are also accelerating the transition to a more sustainable economy, creating significant opportunities and challenges for investors. The Adviser identifies those companies through the incorporation of proprietary tools such as the Impax Sustainability Lens, the Impax Systematic Corporate Resilience Score and thematic investment universes developed by the Adviser and Sub-Adviser defining “environmental markets” and “global women’s leaders”, as well as through systematic and fundamental analysis which incorporates long-term risks, integrating a proprietary corporate and issuer resilience (“Corporate/Issuer Resilience”) (formerly known as “ESG”) analysis that considers governance structures, the management of material environmental and social risks, climate risks (physical and transition), human capital management, and controversies. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

Each Fund is expected to avoid investing in issuers that the Adviser determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products or engage in business practices that the Adviser determines to be sub-standard from a Corporate/Issuer Resilience or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, the Adviser’s objective is to construct investment portfolios with stronger Corporate/Issuer Resilience or sustainability profiles than their benchmark indices, so that the Funds’ shareholders may benefit from what the Adviser hopes will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the Adviser may give less relative weight to certain sustainability Corporate/Issuer Resilience criteria, apply slightly different criteria or apply such criteria differently.

For more information, see “About the Funds-Sustainable Investing” in the Prospectus.

INVESTMENTS AND SPECIAL CONSIDERATIONS; RISK FACTORS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, the Funds may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law or regulation, the Funds may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or to purchase any particular type of securities or investment even if to do so might benefit such Fund. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

ARTIFICIAL INTELLIGENCE

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.

The Adviser, Sub-Adviser, Funds, issuers in which they invest, service providers, and other market participants may use artificial intelligence in connection with business, operating and investment activities. Actual usage of such artificial intelligence will vary. Although the Adviser may adopt policies and procedures relating to use of artificial intelligence, risk of misuse of artificial intelligence technologies remains.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information used could be insufficient, incomplete, inaccurate or biased, leading to adverse effects for a Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may materially impair the ability of the Adviser, Sub-Adviser, Funds, issuers in which they invest, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of such entities to continue to operate as intended.

BANK OBLIGATIONS

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, generally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there generally is no market for such deposits. Each Fund also may hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Funds may invest in US dollar-denominated obligations of foreign banks and in foreign bank obligations denominated in foreign currencies (of both developed and “emerging market” countries). Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign (Non-US) Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of US banks, that a foreign jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US Government agency or instrumentality.

Adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any such developments, may reduce liquidity in the market generally or have other adverse effects on an economy, a Fund or issuers in which the Funds invest.

BORROWING

Each Fund may borrow money only to the extent described under “Investment Restrictions” below. Such a practice will result in leveraging of a Fund’s assets and may force a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets (including the borrowing) less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets less all liabilities and indebtedness). If the value of a Fund’s assets falls below 300% of the principal amount of its outstanding borrowings, it will reduce its outstanding borrowings to the extent necessary to achieve such 300% coverage within three (3) business days after the day on which such value falls below 300% of such principal amount with “Business Day” defined as any day that the New York Stock Exchange (“NYSE”), the relevant Trust and the Fund’s custodian are open for business, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act. In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements, which are discussed in greater detail below under “Reverse Repurchase Agreements.” Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

COLLATERALIZED DEBT OBLIGATIONS

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be classified by the Funds as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the nominal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COMMERCIAL PAPER

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. Each Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objectives and policies, including unrated commercial paper for which Impax Asset Management LLC (“IAM” or the “Adviser”) has made a credit quality assessment.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, such Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on such Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security is only counted as an equity security for purposes of a Fund’s 80% policy if the convertible security is “in the money” at the time of investment.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending on the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element’) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations. A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

CORPORATE BONDS

Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. The investment return of corporate bonds reflects interest earnings and changes in the market value of the security. The market value of a corporate bond may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by the instrument.

CREDIT-LINKED TRUST CERTIFICATES

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another debt securities market.

Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. The Funds’ investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, liquidity risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies” herein, and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Funds will remain subject to such limitations and regulation). Although the trusts are typically private investment companies, they generally are not actively managed. It also is expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

CYBER SECURITY RISK

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading). In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund or its service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management in attempting to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs. In addition, the rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks.

Recent technological developments in, and the increasingly widespread use of, AI technologies may pose risks to the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI technologies. As AI technologies are used more widely, the profitability and growth of the Funds’ holdings may be impacted, which could significantly impact the overall performance of a Fund. The legal and regulatory frameworks within which AI technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”

DERIVATIVE INSTRUMENTS

Subject to the limitations described under “Investment Restrictions” below, each Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts (“futures options”) to equitize cash, add leverage to its portfolio, for hedging purposes and as part of its overall investment strategy. Each Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return.

The value of some derivative instruments in which Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon the Adviser’s ability to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, such Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to provide margin to counterparties in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. Income earned by a Fund from some (but not all) derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. More generally, a Fund’s use of derivatives can affect the amount, timing and/or character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Options on Securities and Indexes. Each Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or in the over-the-counter market; and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (in the case of “American style” options) or at the expiration of the option (in the case of “European style” options). The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities or certain economic indicators.)

Each Fund may write call options and put options that are “covered.” In the case of a call option on a debt obligation or other security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written when the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Fund in segregated liquid assets. A put option on a security or an index is “covered” if a Fund segregates liquid assets equal to the exercise price. A put option also is covered if a Fund holds a put on the same security or index as the put written when the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

If an option written by a Fund expires unexercised, such Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, such Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund so desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option sold. The principal factors affecting the market value of a put or a call option include, but are not limited to, supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of such Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the settlement price on the exchange on which it is traded or, if not traded on an exchange or if no settlement price is available, at the mean between the last reported bid price and the last reported asked price (unless otherwise agreed in the trading documentation for such option).

Each Fund may write straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.

A Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or index above the exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security or index decline. The writer of an “American-style” option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), such Fund will lose its entire investment in the option. Also, if a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option might expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, such Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the US dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. Each Fund that may buy or sell put and call options may buy or sell such options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price at expiration or until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price at expiration or until the option expires. Currency options traded on US or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Options on Futures Contracts. An option on a futures contract is the right, purchased for a certain price, to either buy or sell the underlying futures contract during a certain period of time or at a specified time for a fixed price. Options trading requires many of the same skills as does successful futures contract trading. However, since specific market movements of the underlying futures contract must be predicted accurately, the risks involved are somewhat different. For example, if a Fund buys an option (either to sell or buy a futures contract), such Fund will pay a “premium” representing the market value of the option. Each Fund may write straddles consisting of a call and a put written on the same underlying futures contract.

Unless the price of the futures contract underlying the option changes and it becomes profitable to exercise or offset the option before it expires, a Fund may lose the entire amount of the premium. Conversely, if a Fund sells an option (either to sell or buy a futures contract), such Fund will be credited with the premium but will have to deposit margin due to a Fund’s contingent liability to take or make delivery of the underlying futures contract in the event the option is exercised. The writing of an option involves the risk of losing the entire investment or substantially more than the entire investment, thereby causing significant losses to the client in a relatively short period of time. The ability to trade in or exercise options may be restricted in the event that trading in the underlying futures contract becomes restricted.

Futures Contracts. Each Fund may transact in futures. Futures transactions involve the Fund’s buying or selling futures contracts. When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term, high-quality/liquid securities (such as US Treasury bills or high-quality tax-exempt bonds acceptable to the broker) equal to a specified percentage of the size of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. Should the value of the collateral in the margin account drop below the minimum amount required to be maintained, or “maintenance margin”, a Fund will be required to deposit additional collateral to restore the value of the margin account to its initial level. A Fund’s futures broker may require additional initial margin.

As the value of the futures contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” The gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions and other transaction costs.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument or asset, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, such Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, a futures purchase is closed by the purchaser selling an offsetting futures contract. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs also must be included in these calculations.

Futures contract prices, and the prices of the related contracts in which a Fund may trade, are highly volatile. Such prices are influenced by, among other things: changing supply and demand relationships; government trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in relevant markets, with the specific intention of influencing prices. The effect of such intervention is often heightened by a group of governments acting in concert.

Furthermore, the low margin deposits normally required in futures trading permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. As an added risk in these volatile and highly leveraged markets, it is not always possible to liquidate futures positions to prevent further losses or recognize unrealized gains. Illiquidity can arise due to daily price limits taking effect or to market disruptions. Futures positions may be illiquid because many exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved to the daily limits for several consecutive days with little or no trading. The inability to liquidate futures positions creates the possibility of a Fund being unable to control its losses. If a Fund were to borrow money to use for trading purposes, the effects of such leverage would be magnified. The rights of any lenders to a Fund to receive payments of interest or repayments of principal will be senior to those of the investors and the terms of any loan agreements may contain provisions that limit certain activities of a Fund. A Fund may also be unable to utilize all cash available to it if certain margin requirements cannot be netted across exchanges, or alternatively if financing is unavailable. Physical delivery of commodities can result in temporary illiquidity and a Fund may incur additional charges and bear additional risks associated with the holding and safekeeping of any such commodities.

Additionally, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and a Fund would remain obligated to meet margin requirements until the position is closed. In addition, certain futures contracts are relatively new instruments without a significant trading history. There can be no assurance that an active market in a futures contract will develop or continue to exist.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Funds pursuant to Commodity Futures Trading Commission (“CFTC”) Rule 4.5, and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To remain eligible for the exclusion, each Fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s exposure to commodity interests are not within the thresholds set forth in CFTC Rule 4.5, the Adviser would be required to register as a CPO with the CFTC with respect to that Fund. The Adviser’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s exposure to commodity interests, and the manner in which a Fund holds out its use of commodity interests. Each Fund’s ability to gain exposure to commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Adviser to continue to claim the exclusion under Rule 4.5, which may adversely affect such Fund’s total return. In the event the Adviser becomes unable to (or it becomes undesirable to) rely on the exclusion in Rule 4.5 and registers with the CFTC as a CPO with respect to a Fund, such Fund’s expenses may increase, adversely affecting that Fund’s total return.

Index Futures Contracts. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500® Index futures may trade in contracts with a value equal to $250 multiplied by the S&P 500® Index. The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Foreign Derivatives Markets. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the US dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. A Fund’s use of certain of these instruments may cause such Fund to realize higher amounts of short-term capital gains (generally treated as ordinary income when distributed by a Fund to shareholders) than if a Fund had not used such instruments. See also “Foreign Currency Transactions” below for special tax considerations relating to foreign currency-related derivatives.

Swap Agreements. Each Fund may enter into swap agreements with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. Each Fund also may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if a Fund had invested directly in an instrument that yielded that desired return. Many swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call options. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option such Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The requirements for qualification as a RIC under the Code and other tax considerations may limit the extent to which a Fund may enter into swap transactions.

Credit Default Swaps. Each Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt instruments or an index of such instruments. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

Each Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap, and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. Furthermore, a party to a credit default swap may not be required to inform the counterparty in advance when a credit default swap agreement is sold. In such cases, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no guarantee that a market for trading credit default swaps will be readily available to a Fund. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause such Fund to incur more losses. There is no guarantee that a Fund will be able to terminate (or terminate at the time and price desire) a contract (either by assignment or other disposition) or reduce its exposure through offsetting positions.

Certain Interest Rate Transactions. As described above, each Fund may enter into interest rate swaps and caps. Interest rate swaps involve a Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying such Fund a variable rate payment that may be structured so as to approximate such Fund’s variable rate payment obligation on any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. Each Fund may use an interest rate cap, which would require a Fund to pay a premium to the cap counterparty and would entitle such Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

Swap Execution Facilities. Certain cleared derivatives contracts are required to be (or are capable of being) executed through swap execution facilities (“SEFs”). A SEF is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants on the platform. The requirement to trade on a SEF may make it more difficult and costly for investment funds, such as the Fund, to enter into highly tailored or customized transactions. Trading swaps on a SEF may offer certain advantages over traditional bilateral over-the-counter trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. Execution through a SEF is not, however, without additional costs and risks, as parties are required to comply with SEF and CFTC rules and regulations, including disclosure and recordkeeping obligations, and SEF rights of inspection, among others. SEFs typically charge fees, and if a Fund executes derivatives on a SEF through a broker intermediary, the intermediary may impose fees as well. A Fund also may be required to indemnify a SEF, or a broker intermediary who executes swaps on a SEF on such Fund’s behalf, against any losses or costs that may be incurred as a result of such Fund’s transactions on the SEF. In addition, a Fund may be subject to execution risk if it enters into a derivatives transaction that is required to be traded on an SEF and cleared, and no SEF or clearing member is willing to execute and clear the transaction on such Fund’s behalf. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade.

Counterparty Risk. A Fund will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which, it deals, whether it engaged in exchange traded or off-exchange transactions. If a Fund’s futures commission merchant (“FCM”) becomes bankrupt or insolvent, or otherwise defaults on its obligations to a Fund, a Fund may not receive (or may be delayed in receiving) all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The Commodity Exchange Act requires an

FCM to segregate all funds received from its customers with respect to regulated futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM.

Furthermore, in the event of an FCM’s bankruptcy, a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts (by account class), even though certain property specifically traceable to a Fund (for example, US Treasury bills deposited by such Fund) was held by an FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds on deposit with such FCM and owing to them. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate recordkeeping, inadequate customer capital. In addition, a Fund is exposed to the credit and counterparty risk of the clearinghouse through which its derivatives are cleared. Credit and counterparty risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and increasingly fewer clearing members. It is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. In the event of the bankruptcy or insolvency of a clearinghouse, a Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

Because bilateral derivative transactions are traded between counterparties based on contractual relationships, each Fund is subject to increased risk that a counterparty will not perform its obligations under the related contracts. Although each Fund intends to enter into transactions only with counterparties which its Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that a Fund will not sustain a loss on a transaction as a result.

Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which a Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that such Fund will not sustain a loss on a transaction as a result. Transactions entered into by a Fund may be executed on various US and non-US exchanges, and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although each

Fund attempts to execute, clear and settle the transactions through entities its Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to a Fund.

Risk of Government Regulation of Derivatives and Related Instruments. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, increase the costs of using these instruments or make them less effective, and could ultimately prevent a Fund from being able to achieve its investment goals. It is impossible to fully predict the effects of legislation and regulation in this area, but the effects could be substantial and adverse. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act changed the way in which the US financial system is supervised and regulated. Title VII of the Dodd-Frank Act set forth a legislative framework for OTC derivatives, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market, granted significant authority to the Securities and Exchange Commission (the “SEC”) and the CFTC to regulate OTC derivatives and market participants, and requires clearing and margining of many OTC derivatives transactions. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been and are in the process of being adopted in other jurisdictions around the world, including the European Union and the United Kingdom.

The securities and derivatives (including futures) markets also are subject to other comprehensive statutes, regulations, and margin requirements. For example, the SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase and reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required in the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance. Additionally, Financial Industry Regulatory Authority rules impose mandatory margin requirements on the to-be-announced (“TBA”) market with limited exceptions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. The CFTC, SEC, other regulators, self-regulatory organizations, and the exchanges are also authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The CFTC, certain foreign regulators and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are “economically equivalent”, as defined by the CFTC, to certain futures contracts on agricultural, energy and metals commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser (or Sub-Adviser) and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Adviser (or Sub-Adviser) may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivatives contracts.

Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Pursuant to the Derivatives Rule, the Funds, as limited derivatives users, have adopted a policy reasonably designed to manage each Fund’s derivatives risk. There is no guarantee that the policy will be effective in its operation, and it may not reduce the derivatives risk inherent in a Fund’s investments.

Additionally, special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions requirements may result in increased uncertainty about credit and counterparty risk and may also limit the ability of a Fund to protect its interests in the event of the insolvency (or similar designation) of a derivatives counterparty. More specifically, in the event of a counterparty’s (or its affiliate’s) insolvency (or similar designation), a

Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union and the United Kingdom, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Regulations adopted by federal banking regulators under the Dodd Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of US or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily, or in some cases permanently, unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

Additional Risk Factors in Cleared Derivatives Transactions. Transactions in some types of swaps (including interest rate swaps and credit default index swaps on North American and European indices) are required to be centrally cleared and other transactions may also be voluntarily cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at its clearing member. In a cleared derivatives transaction, a Fund will make payments (including margin payments) to and receive payments from a clearing house through accounts at its clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements can be less favorable to mutual funds than bilateral arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that it expects to be cleared), and no clearing member is willing or able to clear the transaction on such Fund’s behalf. In those cases, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between a Fund and the clearing member is developed by the clearing member and generally is less favorable to such Fund than typical bilateral derivatives documentation. For example, this documentation generally includes a one-way indemnity by a Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give such Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent. Derivatives that are centrally cleared are subject to the credit risk of the clearing house and the member of the clearing house through which a Fund holds its cleared position. If the Fund’s counterparty, clearing house or clearing members were to default, the Fund could lose a portion or all of the collateral held by the counterparty, clearing house or clearing member on its behalf, or suffer extended delays in recovering that collateral.

While these regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing will expose a Fund to additional kinds of risks and costs.

EMERGING MARKET SECURITIES

An issuer is considered to be economically tied to an emerging market country if its securities are principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets located in the country. The risks of investing in foreign securities are particularly high when securities of issuers based in or denominated in currencies of emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in US securities, and imposes risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; the possibility of currency blockages or transfer restrictions, currency devaluations and other currency exchange rate fluctuations; higher brokerage costs; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for US dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized; the difference in, or lack of, auditing, recordkeeping and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems and the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; an emerging market country’s dependence on revenue from particular commodities or international aid; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. The Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In addition, the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain emerging market countries. Investors in emerging market countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the US Department of Justice and other authorities to bring and enforce actions against emerging market issuers or foreign persons is limited. A number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

EQUITY SECURITIES

To the extent a Fund has substantial exposure to equity securities, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by a Fund. Also, the price of an equity security, particularly a common stock, is sensitive to general movements in the stock market. A decline in the stock market may depress the price of equity securities held by a Fund. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stocks may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.

EQUITY-LINKED SECURITIES

Each Fund may invest in equity-linked securities. Equity-linked securities are privately-issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign (Non-US) Securities” below. In addition, a Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid.

EVENT-LINKED BONDS

Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is a limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

EXCHANGE-TRADED FUNDS

Exchange-Traded Funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UTTs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs and iShares are listed on the NYSE Arca, Inc.). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.

FINANCIAL SERVICES COMPANIES

The Funds may invest in equity securities of US and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty and life insurance and insurance holding companies.

Investments in financial companies are subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur that significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Funds invest. The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

FOREIGN (NON-US) SECURITIES

Foreign (non-US) securities include, but are not limited to, US dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of US issuers traded principally in foreign markets; foreign bank obligations; and US dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The foreign securities in which a Fund may invest also include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and by foreign banks. Yankee Dollar obligations are US dollar-denominated obligations issued in the US capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of US dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding and other taxes and the expropriation or nationalization of foreign issuers. Some foreign securities may be restricted against transfer within the United States or to a United States person.

American Depository Receipts (“ADRs”) are US dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or, in the United States, over-the-counter. Global Depository Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program.

Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Each Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the US dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be US Government securities. US dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by US Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by US Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by US Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Some securities of corporations domiciled outside the US in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under US tax laws. Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for US federal tax purposes, which investment could cause a Fund to incur US federal income tax (including interest charges) at the Fund level. Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described under “Other Investment Companies.” For more information about the US federal income tax consequences of a Fund’s investment in PFICs, see “Taxation.”

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in US companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect US investments in foreign countries and potential restrictions on the flow of international capital. In addition, transactions in foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the US dollar.

In addition, legislation passed in the US could cause securities of a foreign issuer, including ADRs, to be delisted from US stock exchanges if the issuer does not allow the US government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the US government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.

Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets, and individual securities may be severely affected both regionally and globally, and the value of a Fund’s assets may go down.

FOREIGN CURRENCY TRANSACTIONS

Each Fund may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions, which may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and a Fund may decide not to use hedging transactions that are available.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the US dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into forwards under the following circumstances:

Lock ln. When the Adviser desires to “lock in” the US dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser believes that a Fund can benefit from price appreciation in a given county’s obligations but does not want to hold the currency, it may employ a direct hedge back into the US dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase US dollars at an exchange rate established at the time it initiated a contract. In the case of a direct hedge of a given county’s debt obligations, the cost of the direct hedge transaction may offset most if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on US bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if such Fund were to enter into a direct hedge by selling the foreign currency and purchasing the US dollar. This is an example of what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the US dollar.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s currency hedging activities may result in the application of, among other special tax provisions, the mark-to- market and straddle provisions of the Code. Those provisions could affect the amount, timing and/or character of taxable dividends paid by a Fund, including whether dividends paid by a Fund are classified as capital gains or ordinary income. In addition, a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned, and will likely produce a difference between the Fund’s book income and its taxable income. See “Taxation” below for more information.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants’ (“CEWS”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in US dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the US dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with US dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the US dollar depreciates against the value of a major foreign currency such as the Japanese Yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the US dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the equity or debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the US dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the US dollar, and is adversely affected by increases in the foreign exchange value of the US dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the US dollar and adversely affected by increases in the value of foreign currency. Interest payments on the securities generally are made in US dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse effect on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance Indexed Paper (“PIPS”) is US dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the US dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on US dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two Business Days prior to maturity.

HIGH YIELD SECURITIES (“JUNK BONDS”)

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities A Fund may continue to hold such securities following a decline in their rating if in the opinion of the Adviser it would be advantageous to do so.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements (including at times when it may not be advantageous to do so). The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities may be less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

ILLIQUID SECURITIES

Each Fund may not invest more than fifteen percent (15%) of its net assets in illiquid investments that are assets. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) defines an “illiquid investment” as any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board. The Adviser may be subject to significant delays in the disposition of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. Depending on the circumstances, illiquid securities may be determined to include, among other things, written over- the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities the disposition of which is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain liquid commercial paper).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Pursuant to the Liquidity Rule, the Funds have adopted a liquidity risk management program for the purpose of assessing and managing each Fund’s liquidity risk. The Board has designated a committee consisting of the Funds’ Chief Compliance Officer, Chief Investment Officer and Chief Financial Officer as the program administrator responsible for administering the program and monitoring compliance with, among other things, the assessment of each Fund’s liquidity risk, the classification of each Fund’s investments into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), a Fund’s designated highly liquid investment minimum, if applicable, and the 15% limit on illiquid investments. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and it may not reduce the liquidity risk inherent in a Fund’s investments.

INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

Tax-exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes and pollution control. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

INFLATION-INDEXED BONDS

Inflation-indexed bonds are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of US inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government generally are adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will measure the real rate of inflation in the prices of goods and services accurately. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INFLATION RISK

The value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders or adversely affect the real value of shareholders’ investments in the Funds. Fund shareholders’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

INITIAL PUBLIC OFFERINGS

Securities in initial public offerings (“IPOs”) are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of accounts to which IPO securities are allocated increases, the number of securities issued to any one account may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when such Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance generally decreases.

LENDING OF PORTFOLIO SECURITIES

To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or its Adviser of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. (“J.P. Morgan”) serves as the lending agent to the Funds pursuant to a securities lending agreement (the “Securities Lending Agreement”). Under the Securities Lending Agreement, J.P. Morgan loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral. Collateral may consist of cash, securities issued by the US Government or its agencies or instrumentalities (collectively, “US Government securities”) or such other collateral as may be approved by the relevant Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by US Government securities, the borrower pays a borrower fee to J.P. Morgan on behalf of the Fund. If the market value of the loaned securities goes up, J.P. Morgan will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.

Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.

Securities lending involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or J.P. Morgan defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. See “Risk of Government Regulation of Derivatives and Related Instruments” above.

Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the relevant Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, cash management funds managed by J.P. Morgan (or its affiliates). J.P. Morgan shares in any income resulting from the investment of such cash collateral, and an affiliate of J.P. Morgan may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between J.P. Morgan (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. J.P. Morgan will indemnify a Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Adviser is not responsible for any loss incurred by the Funds in connection with the securities lending program.

For the fiscal year ended December 31, 2025, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trusts, on behalf of each Fund, and J.P. Morgan were as follows:

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Opportunities Fund
Gross income from securities lending activities	$32,320	$123,668	$24,918	$2,154
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,961	$5,268	$2,455	$429
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrowers)	$7,516	$97,326	$12,645	$10
Other fees not included in revenue split (specify)	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0	$0
Net income from sec lending activities	$19,843	$21,074	$9,818	$1,715

	Global Environmental Markets Fund	Global Women’s Fund	International Sustainable Economy Fund	Core Bond Fund
Gross income from securities lending activities	$11,282	$18,994	$17,918	$242,680
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$375	$1,794	$128	$9,884
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0
Rebate (paid to borrowers)	$9,408	$10,021	$17,277	$193,260
Other fees not included in revenue split (specify)	$0	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0	$0
Net income from sec lending activities	$1,500	$7,178	$513	$39,536

For the fiscal year ended December 31, 2025, J.P. Morgan, acting as agent for the Funds, provided the following services for the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for a Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund at loan termination; and (xiii) preparation of and modification to ancillary lending documents.

ADDITIONAL RISK FACTORS OF FINANCIAL INSTRUMENTS LINKED TO BENCHMARKS

The terms of investments, financings or other transactions (including certain derivatives transactions) to which a Fund may be a party are tied to interest rates and other types of rates and indices which may be classed as “benchmarks.” Such rates have been the subject of ongoing national and international regulatory reform, including the global transition away from the London Interbank Offered Rate

(“LIBOR”) to alternative reference rates such as the Secured Overnight Financing Rate (“SOFR”). SOFR is an index rate calculated based on short-term repurchase agreements backed by U.S. Treasury Instruments. While LIBOR was an unsecured rate, SOFR is a secured rate. There can be no assurance that SOFR will perform in the same way as LIBOR would have at any time, including, without limitation, as a result of changes in interest and yield rates in the market, monetary policy, bank credit risk, market volatility or global or regional economic, financial, political, regulatory, judicial or other events. There can be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of a Fund. If the manner in which SOFR is calculated is changed, that change may result in a reduction of the amount of interest payable on SOFR-linked floating rate instruments and the trading prices of such instruments. Additionally, daily changes in SOFR have, on occasion, been more volatile than daily changes in other benchmark or market rates. Although occasional, increased daily volatility in SOFR would not necessarily lead to more volatile interest payments, the return on and value of SOFR-linked floating rate instruments may fluctuate more than floating rate instruments that are linked to less volatile rates.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Participations in commercial loans may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or may buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service.

A loan often is administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and ‘interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, such Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank generally would be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, such Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency), similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral could be liquidated.

Each Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in such Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Investments in loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

If the Adviser comes into possession of material, non-public information about the issuers of certain investments, including, without limitation, bank loan investments, a Fund may be unable, potentially for a substantial period of time, to purchase or sell investments to which such information relates.

It is the position of the SEC that, in the case of loan participations or assignments where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as ‘issuers’. If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

MARKET RISK

Conditions in a broad or specialized market, a sector thereof or an individual industry may adversely affect security prices, thereby reducing the value of a Fund’s investments. Such conditions may include general financial market conditions, changing market perceptions and changes in government intervention in the financial markets. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. (As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies). These and other factors may lead to increased volatility and reduced liquidity in a Fund’s portfolio holdings. During those periods, a Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable price.

Legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world.

The Funds also are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on US and world economies and markets generally. Likewise, trade policy changes or disputes, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. The spread of infectious disease including epidemics and pandemics such as COVID-19 also could affect the economies of many nations in ways that cannot necessarily be foreseen. COVID-19 resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. This outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. COVID-19 resulted in a significant economic downturn and recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund.

In addition, any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Further, Russia’s military invasion of Ukraine in February 2022 resulted in the US, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. In addition, the ability to price, buy, sell, receive, or deliver Russian securities is also affected due to these measures. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. Any exposure that a Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Recent technological developments in, and the increasingly widespread use of, AI technologies may pose risks to the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI technologies. As AI technologies are used more widely, the profitability and growth of the Funds’ holdings may be impacted, which could significantly impact the overall performance of a Fund. The legal and regulatory frameworks within which AI technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

MONEY MARKET INSTRUMENTS

Money market instruments may include, among other things, (1) short-term US Government securities; (2) certificates of deposits, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between such Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. A Fund may increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Changes in government regulations may adversely affect the value of a security held by a Fund. The SEC has adopted amendments to money market fund regulation that permit a money market fund to impose discretionary liquidity fees, increase the fund’s daily and weekly liquid asset minimum requirements and eliminate the ability of the fund to temporarily suspend redemptions due to declines in such fund’s weekly liquid assets, among other changes. These changes may result in reduced yields for money market funds, including funds that may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of a Fund.

MORAL OBLIGATION SECURITIES

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

MORTGAGE DOLLAR ROLLS

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (the “GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain amount (e.g., 0.01%) of the initial amount delivered.

Because dollar roll transactions may be for tends ranging between one and six months, dollar roll transactions may be deemed “illiquid.”

The use of dollar rolls and similar transactions subjects a Fund to many of the same risks as reverse repurchase agreements, including leverage risk, liquidity risk, counterparty risk, and the risk that the market value of the securities that a Fund is obligated to purchase or repurchase under the agreement may decline below the purchase or repurchase price.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities.” Certain debt obligations also are secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations (“CMOs”).” During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of COVID-19, and governmental responses to the effects of the pandemic, have resulted, and may continue to result in, increased delinquencies and losses and may have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset backed securities.

Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes drastically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

In addition, certain types of commercial real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the US Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the US Government (in the case of securities guaranteed by the Federal National Mortgage Association (the “FNMA”) or the Federal Home Loan Mortgage Corporation (the “FHLMC”). The principal governmental guarantor of mortgage- related securities is GNMA. GNMA is a wholly-owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation which until recently was owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the US Government. Instead, they are supported only by the discretionary authority of the US Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FNMA.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation which was formerly owned by the twelve Federal Home Loan Banks and until recently was owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Instead, they are supported only by the discretionary authority of the US Government to purchase the agency’s obligations. See below for a discussion of recent events affecting FHLMC.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage- related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the US Government or its agencies or instrumentalities are not subject to a Fund’s industry concentration restrictions (see “Investment Restrictions”). The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage- related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither US Government securities nor US Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the US Treasury announced three additional steps taken by it in connection with the conservatorship. First, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the US Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the US Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the US Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FITFA’s appointment as conservator or receiver, as applicable, if FITFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FITFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage- backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FITFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FITFA as conservator or receiver, respectively.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but more typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bonds offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bonds begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the US Government or by any of its agencies or instrumentalities will be considered US Government securities by a Fund, while other CMOs, even if collateralized by US Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Mortgage-backed securities that are issued or guaranteed by the US Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all US Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither US Government securities nor US Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class (defined below) of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitation on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBS s permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBSs”) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the US Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBSs will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “I0” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBSs may be deemed “illiquid” and subject to a Fund’s limitation on investment in illiquid securities.

Other Asset Backed Securities. Other asset-backed securities (unrelated to mortgage loans) may be offered to investors in the future and may be purchased by a Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).

Although any entity may issue EETCs, to date, US airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of overcollateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to ensure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered US carriers also benefit from a special section of the US Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

MUNICIPAL BONDS

Each Fund may invest in municipal bonds that pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), is exempt from US federal income taxes (“municipal bonds”), although dividends that such Fund pays that are attributable to such interest will not be tax-exempt to shareholders of that Fund.

Municipal bonds share the attributes of debt obligations in general, but generally are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former US federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds usually are related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest; or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

MUNICIPAL LEASE OBLIGATIONS

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules.

Each Fund may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Each Fund may invest in investment companies that are advised by its Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent such Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. In addition, under Rule 12d1-4, if shares of a fund are purchased by another fund beyond the limits of Section 12 of the 1940 Act, and the fund purchases shares of another investment company, the fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the fund’s assets would be invested in other funds.

PARTICIPATION ON CREDITORS COMMITTEES

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make such Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose such Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce a Fund’s rights as a creditor or to protect the value of securities held by such Fund.

PREFERRED STOCK

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value also may fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date, and may have heightened sensitivity to changes in interest rates. Sinking fund preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the US Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified US Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest US Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.

The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES

Each Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided that they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which a Fund would acquire a security subject to the obligation of the seller to repurchase and such Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. See “Risk of Government Regulation of Derivatives and Related Instruments” above.

REVERSE REPURCHASE AGREEMENTS

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by such Fund that it is obligated to repurchase.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

The use of reverse repurchase agreements and similar transactions subjects a Fund to many of the same risks as the derivative transactions described above, including leverage risk, regulatory risk, and counterparty risk. See “Risk of Government Regulation of Derivatives and Related Instruments” above.

RIGHTS AND WARRANTS

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

RULE 144A SECURITIES

Each Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under that Act. Rule 144A Securities may be deemed illiquid, although a Fund may determine that certain Rule 144A Securities are liquid in accordance with procedures approved by its Board.

SHORT SALES

Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until such Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, such Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if a Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique.

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

Short sales of securities or other instruments a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. The SEC and other regulators have in the past and may in the future adopt restrictions or other requirements on short sales and short positions. Restrictions on and/or reporting of short selling and short positions may negatively impact and materially impair a Fund’s ability to execute certain investment strategies.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits aggregating more than 25% of the value of the Fund’s total assets.

SHORT-TERM MUNICIPAL OBLIGATIONS

Short term municipal securities include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes, among others.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SOVEREIGN DEBT

Each Fund may invest in sovereign debt issued by foreign developed and emerging market governments and their respective subdivisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and any related hedging transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, a Fund’s investments in foreign currency-denominated debt obligations and any related hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify for treatment as a RIC for US federal tax purposes.

STOCKS OF MICRO, SMALL AND MEDIUM CAPITALIZATION COMPANIES

Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of micro-cap and other small capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity Owning large positions in this type of security involves the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require a Fund to liquidate its securities positions.

Investments in securities of companies with medium market capitalizations share some of the risk characteristics of investments in securities of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their securities tend to be more liquid and less volatile than those of smaller capitalization issuers.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

“Structured” notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Each Fund may invest in other types of “hybrid” instruments which combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, US dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

US GOVERNMENT SECURITIES

US Government securities are obligations of, or guaranteed by, the US Government, its agencies or instrumentalities. The US Government does not guarantee the net asset value of a Fund’s shares. Some US Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the US Treasury, others, such as those of the FNMA, are supported by the discretionary authority of the US Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US Government securities include securities that have no coupons, or that have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the US Treasury, and are therefore not US Government securities, although the underlying bond represented by such receipt is a debt obligation of the US Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the US Government.

VARIABLE AND FLOATING RATE SECURITIES

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates. These instruments may include, without limitation, variable rate preferred stock; bank loans, money market instruments and certain types of mortgage-backed and other asset backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument; although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The interest rate on inverse floating rate debt instrument (“inverse floater”) resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. Each Fund will limit such purchases to those in which the date for delivery and payment falls within one hundred twenty (120) days of the date of the commitment.

When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a delayed delivery basis, such Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

The Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

The Financial Industry Regulatory Authority, Inc. and the SEC have implemented rule amendments that impose mandatory margin requirements for certain types of when- issued, delayed delivery, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized. The mandatory collateralization of such transactions could increase the cost of such transactions and impose added operational complexity.

ZERO-COUPON BONDS, STEP-UPS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a RIC under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs.

Because a Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years such Fund may have to distribute cash obtained from selling other portfolio holdings of such Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment policies are fundamental investment policies. Fundamental investment policies are those that cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities. The Funds’ investment objectives and, except as noted in the Prospectuses or this Statement of Additional Information, the Funds’ investment policies are not fundamental and may be changed by the Trustees without a vote of shareholders. A “majority of a Fund’s outstanding voting securities”, when used in this Statement of Additional Information, means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

Each Fund may not:

1.

Purchase securities (except securities issued or guaranteed by the US Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that:

(a)	up to 25% of its total assets may be invested without regard to these limitations and

(b)

a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

2.

(a) (For Global Women’s Fund1) If the Fund’s index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments in the same industry or group of industries. If the Fund concentrates its investments in a particular industry or group of industries, the Fund will be more susceptible to the risks particular to such industry or group of industries than a fund that is not so concentrated.

(b) (For all Funds other than Global Women’s Fund) Concentrate more than 25% of the value of its assets in any one industry.2

[1]

Effective March 28, 2024, the investment objective and principal investment strategies for the Global Women’s Fund changed. Prior to that date, the Fund employed a “passive management”—or indexing—investment approach designed to track the performance of the Impax Global Women’s Leadership Index. Because the Impax Global Women’s Leadership Index was terminated on March 28, 2024, the Fund does not concentrate its investments in a particular industry or group of industries following such date.

[2]	For purposes of this restriction, the Funds will “look through” their investments in investment companies to the industries of the companies in which such investment companies invest.

3.

Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate. The Funds reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.

Purchase or sell commodities, except that a Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

5.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6.	Borrow money and/or issue senior securities except to the extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

Each Fund may:

1.

Lend money to the extent permitted by the Investment Company Act of 1940, as amended, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or its staff.

Non-fundamental Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), such Fund has adopted the following non-fundamental policy: The Fund will provide shareholders at least 60 days’ prior notice of any change to its policy adopted to comply with the Names Rule. The notice will comply with paragraph (c) of the Names Rule.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards have adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are reasonably designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, the Adviser will post portfolio holdings information on the Funds’ website at www.impaxam.com. The website will contain a full list of each Fund’s portfolio holdings as of the last day of each calendar month. The Adviser generally will post this information on the

Funds’ website within 45 days after the end of the month along with the percentage of each Fund’s net value represented by each portfolio security (collectively with issuer name and value, the “Portfolio Information”). In addition, the Adviser will post the Funds’ ten largest portfolio holdings on the Funds’ website. For purposes of determining each Fund’s ten largest holdings, the Adviser will “look through” any investment by a Fund in a registered investment company advised by the Adviser (and the Adviser may use the underlying Funds’ portfolio holdings information in making allocation decisions for any Fund that invests in underlying Funds, such as Sustainable Allocation Fund). The website will disclose the Portfolio Information of each Fund’s ten largest portfolio holdings as of the last day of each month. The Adviser will post this information on the Funds’ website generally within 10 business days after a month’s end. Such information will remain accessible on the website until the information is filed with the SEC as part of the Funds’ Forms N-CSR or Forms N-PORT, as applicable.

Complete portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the financial statements on Form N-CSR; (ii) portfolio holdings as of the end of the second fiscal quarter will be filed as part of the financial statements on Forms N-CSRS; and (iii) the Funds’ complete holdings are reported on Form N-PORT as of each month end, and filed with the SEC on a quarterly basis, with every third month of such filing made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter. The Funds’ Forms N-CSR, Forms N-CSRS, and Forms N-PORT will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Funds’ website, the Funds may post such information on their website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser. In addition, the Adviser may distribute (or authorize the custodian to distribute) Confidential Portfolio Information to (i) a Fund’s service providers that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Service Providers”), (ii) plan sponsors (provided that such sponsor agrees to use the information solely to evaluate whether to offer or continue to include the Funds in their platform), (iii) other financial intermediaries (such as brokerage, financial planning and consulting firms; provided that such intermediaries agree to use the information internally and only for purposes of determining whether the Funds are a suitable investment for their clients or in considering whether to recommend the Funds to their clients) (“Intermediaries”), and (iv) certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) for use in developing a rating.

Before any disclosure of Confidential Portfolio Information to Service Providers, plan sponsors, Intermediaries or Rating Agencies is permitted, the following conditions must be met: (i) the Funds’ Chief Compliance Officer has authorized the release of the Confidential Portfolio Information; (ii) the recipient must agree not to publish (or otherwise communicate) any information or to use the information to trade in Fund shares (or as part of any trading, hedging or arbitrage strategy); (iii) the recipient must either sign a confidentiality agreement or be subject to an independent duty to keep such information confidential; and (iv) the Confidential Portfolio Information must contain an appropriate confidentiality legend.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers, plan sponsors, Intermediaries and/or Rating Agencies, each of which is subject to either a written confidentiality agreement that addresses trading upon the Confidential Portfolio Information or an independent duty to keep such information confidential:

Name of Vendor	Type of Service	Frequency	Lag Time
JPMorgan Chase Bank, N.A.	Custody and Fund Accounting	Daily	None
Lipper Analytical Services, Inc.	Rating/Ranking	Quarterly	At least 30 days
Bloomberg	Rating/Ranking	Monthly	At least 30 days
FilePoint	Printing	Periodically	At least 30 days
BNY Mellon Document Solutions	Mail House	Periodically	At least 30 days
Factset Research Systems, Inc.	Data Provider	Daily	None
Morningstar, Inc.	Rating/Ranking	Quarterly	At least 30 days
Glass Lewis	Proxy Services	Daily	None

Any separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. The Adviser may manage separate accounts that have investment objectives and strategies that are substantially similar or identical to those of the Funds, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Funds. Neither the Funds nor the Adviser and their affiliates may receive any compensation or other consideration for disclosing Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Funds’ Chief Compliance Officer determines that granting an exception is in the best interests of the Funds and is based upon legitimate business purposes and if the recipient is subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or is subject to an independent duty to keep such information confidential.

MANAGEMENT OF THE FUNDS

Each Board is responsible for overseeing the management and operations of the respective Trust. Each Board consists of eight Trustees who have varied backgrounds, experience and skills. Six of the Trustees, including the chairman of each Board, are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (“Disinterested Trustees”). Two of the Trustees of the Trusts, Messrs. Farrington and Logan, are “interested persons” of the Trusts by reason of their affiliation with IAM. Additional information about the backgrounds and qualifications of the Trustees is provided below in the section captioned Trustees/Officers. Each Board has three standing committees, each composed exclusively of Disinterested Trustees, which are integral to the Funds’ overall governance and risk management structure. The committees include the Audit Committee, the Governance and Nomination Committee and the Compliance Committee. The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Governance and Nomination Committee is responsible for governance practices, nominating and vetting Board candidates and recommending Board compensation. The Compliance Committee is responsible for overseeing regulatory and compliance matters, as well as Fund-related compliance activities of the Funds’ service providers. During the fiscal year ended December 31, 2025, the Audit Committee convened 4 times, the Compliance Committee convened 3 times and the Governance and Nomination Committee convened 4 times.

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trusts. The Adviser, subject to the supervision of the relevant Board, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies, and also is responsible for management of the risks that arise from the Funds’ investments and operations. The Boards decide upon matters of general policy. Each Board’s role is one of oversight, not active management. This oversight extends to the Funds’ risk management processes. In addition, each Board committee oversees the Adviser’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, each Board and its committees receive a broad range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Boards and their committees meet periodically with officers of the relevant Funds and the Adviser. The Boards and the Compliance Committee of each Trust also meet periodically with the Funds’ chief compliance officer, who also serves as chief compliance officer of the Adviser, to receive reports regarding the compliance of the Funds and the Adviser with the federal securities laws and their internal compliance policies and procedures. In addition, the Boards meet periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Boards review their leadership structure periodically and believe that such structure is appropriate to enable each Board to oversee the relevant Funds. In particular, each Board believes that having a Disinterested Trustee serve as the chairman of each Board and as the chair of each committee promotes independence from the Adviser in setting agendas and conducting meetings. Each Board believes that its committee structure makes its oversight more efficient and effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each committee.

TRUSTEES AND OFFICERS

The following provides an overview of the considerations that led each Board to conclude that each individual currently serving as a Trustee of a Trust should serve as a Trustee of that Trust. Generally, no one factor was decisive in the nomination or appointment of an individual to a Board. Among the factors each Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Trustees; (iii) the individual’s prior experience, if any, in the investment management industry; (iv) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

The Governance and Nomination Committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources.

To be considered as a candidate for trustee, recommendations must be submitted in writing to the Secretary of the relevant Trust, Impax Funds, 30 Penhallow Street, Suite 100, Portsmouth, NH 03801. The shareholder recommendation must include, with respect to the Trust (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the relevant Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such a determination; (ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Governance and Nomination Committee’s satisfaction by a recent brokerage or account statement); and (iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the candidate may be required to furnish such other information as may be reasonably required or deemed necessary to determine the eligibility of a candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for the election of Trustees.

Each current Trustee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee’s professional experience and additional considerations that contributed to each Board’s conclusion that such Trustee should serve as a Trustee of the relevant Trust:

Trustees

Adrian P. Anderson — Mr. Anderson has several decades of investment and oversight experience with plan sponsors and investment management organizations. He is co-founder and CEO of an investment management and consulting firm and has been involved in various investment and accounting roles for the past 40 years.

Edward Farrington — Mr. Farrington has substantial experience as a senior distribution leader in the investment management industry, engaging with consultants, advisers, institutions and plan sponsors on issues ranging from investing in the transition to a more sustainable economy to navigating global retirement systems. Mr. Farrington joined IAM as Head of Distribution, North America in 2021, and currently serves as President of IAM and the Trusts. He previously led institutional and retirement business development and consultant relations at Natixis Investment Managers. Mr. Farrington is the President of IAM.

Gregory D. Sheehan — Mr. Sheehan has substantial experience in the investment management industry, having previously served as a partner for over thirty years in the investment management group of a global law firm. He has provided legal advice to registered investment companies and their boards, registered investment advisers and private fund sponsors with respect to a broad range of business, legal, regulatory and other matters. He served in various leadership positions at his law firm, including as a member of the firm’s management committee and chair of the firm’s investment management group. He was previously an Adjunct Professor at Boston College Law School.

Ingrid Dyott — Ms. Dyott has several decades of experience in the investment management industry, having served at Neuberger Berman as Managing Director, Senior Portfolio Manager of Neuberger Berman’s Sustainable Equity Group. She has also served in a variety of advisory, educational, and consultant roles, including positions at Columbia University and Baruch College CUNY. Ms. Dyott is a frequent speaker on topics related to environmental and sustainable investing and has authored research on ESG topics and strategies. She currently serves on the boards of non profits as well as on the board of a private company focused on the financing of sustainable agriculture.

John L. Liechty — Mr. Liechty has significant experience in investment company management, operations and oversight, having served as President of a socially responsible/ESG mutual fund family for more than eleven (11) years. Mr. Liechty served as a member of the board of directors of the U.S. SIF: The Forum for Sustainable and Responsible Investment. He also has extensive experience serving on community foundation and university endowment investment committees. Mr. Liechty is a (retired) Certified Financial PlannerTM and Chartered Financial Consultant®.

Lyle Logan — Mr. Logan has substantial experience as a senior executive in the asset management industry, including experience with institutional sales and client servicing. He currently serves as Vice Chairman of The Northern Trust Company, a leading provider of wealth management, asset servicing, asset management and banking services for corporations, institutions, families and individuals. Prior to that, Mr. Logan was the Head of the Global Strategic Relationship Management group at The Northern Trust Company. He also has served on several boards, including corporate and non-profit boards.

Nancy S. Taylor — Ms. Taylor has significant organizational oversight experience, including as senior minister and chief executive officer of Old South Church in Boston, as a member of the Advisory Board of Yale Divinity School and as the Chair of the Board of Trustees of Andover Newton Theological School. Ms. Taylor also has substantial tenure on each Board, having served on the Board of Trust I or its predecessors since 1997 and Trust III since its inception.

Teresa Kong — Ms. Kong has several decades of experience in the investment management industry. She previously served as Head of Fixed Income, Portfolio Manager, and an Executive Committee member at Matthews International Capital Management. She was a member of the firm’s ESG Governance Committee, assisting with the development and implementation of the firm’s ESG objectives, policies and procedures. Ms. Kong also previously served as Head of Emerging Market Investments at BlackRock (formerly Barclays Global Investors). She serves as director on the boards of a private data and fintech company and several nonprofit organizations.

The following table reflects the name and year of birth, position(s) held with each Trust; the term of office and year service began, the principal occupation(s) during the past five (5) years, other directorships held during the past five (5) years, and the number of portfolios overseen in the Impax Fund Family of those persons who are the trustees and/or officers of the Funds. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered “interested persons” of the Funds under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons of the Funds. The business address of each trustee and officer is 30 Penhallow Street, Suite 100, Portsmouth, NH 03801.

Interested Trustees and Officers Name and Year of Birth	Position(s) Held With the Trust; Term of Office[1]; and Year Service Began	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Impax Fund Family[6] Overseen by Trustee
Edward Farrington (1971)	Trust I and Trust III: Trustee, President (since 2024)	President (2024 – present) and Head of Distribution for North America (2021 – present) of IAM; Executive Vice President of Natixis Investment Managers (2009 – 2021).	11
John Boese (1963)	Trust I: Chief Compliance Officer (since 2006); Secretary (since 2022) Trust III: Chief Compliance Officer (since 2013); Secretary (since 2022)	Chief Compliance Officer of IAM (2006 – present), Pax Ellevate Management LLC (2014 – 2020), Impax Asset Management Ltd (2020 – present) and Impax Asset Management (AIFM) Ltd (2020 – present).	N/A
Daniel Saltus (1979)	Trust I and Trust III: Treasurer (since 2024)	Director of Fund Administration, IAM (2023 – present); Vice President of Fund Administration, Morgan Stanley (2021 – 2023); Vice President of Fund Administration, Eaton Vance Management (2013 – 2021).	N/A
Lyle Logan (1959)	Trust I and Trust III: Trustee (since 2024)	Non-Executive Director, Impax Asset Management Group plc (2024 – present); Vice Chairman (2022 – present), Head of Global Financial Institutions Group (2010 –2022) of The Northern Trust Company; Non-Executive Director, Audit and Finance Committee Member, and Nominating and Board Governance Committee Member, Heidrick & Struggles International, Inc. (2015 – present), an executive search and consulting services company; Independent Director, Adtalem Global Education Inc. (2015 – 2022), a workplace solutions provider.	11

Interested Trustees and Officers Name and Year of Birth	Position(s) Held With the Trust; Term of Office[1]; and Year Service Began	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Impax Fund Family[6] Overseen by Trustee
Adrian P. Anderson (1954)[2,3]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Independent Contractor (International Tax), TXF Inc. (2025 – present); Chief Executive Officer, North Point Advisors, LLC (2004 – present); Chief Executive Officer, Anderson CPA (2024 – present); Independent Contractor (Tax Accountant), Baker Tilly US, LLP (2024 – 2025); Tax Advisor, Block Advisors (2022 – 2024); Tax Advisor, H+R Block (2020 – 2021).	11
Greg Sheehan (1955)[3,5]	Trust I and Trust III: Chairman of the Board of Trustees (since 2024); Trustee (since 2023)	Partner of Ropes & Gray LLP (law firm) (1989 – 2020).	11
Ingrid Dyott (1973)[3,4]	Trust I and Trust III: Trustee (since 2024)	Adjunct Professor, Baruch College, Zicklin School of Business (2023 – 2025); Adjunct Professor, Columbia University, School of International Public Affairs (2023 – present); Managing Director, Co-Head and Senior Portfolio Manager, Sustainable Equity Group at Neuberger Berman, LLC (2016 – 2022); Member, Board of Directors, Iroquois Valley Farmland REIT (January 2024 – present); Member, Board of Directors, Arbor Rising, a public charity organization (2012 – present); Member, Board of Directors, Lily Auchincloss Foundation, a private grantmaking foundation (2023 – present).	11
John L. Liechty (1954)[3,4]	Trust I: Chairman of the Board of Trustees (2014 - 2023); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (2014 – 2023); Trustee (since 2013)	Founder and Principal, Integrated Investment Solutions (2009 – present); Founder and Partner, Integrated Financial Planning Solutions, LLC (2010 – 2021); Board member and Investment Committee Chair, Community Foundation of Elkhart County (IN) (2014-present)	11
Nancy S. Taylor (1955)[3,4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister Emeritus (2022 – present) and Senior Minister (2005 – 2022), Old South Church in Boston; Advisory Board, Yale Divinity School (2010 – present); Advisory Board, Idaho Human Rights Education Center (2009 – present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011 – present).	11
Teresa Kong (1972)[2,3]	Trust I and Trust III: Trustee (since 2024)	Head of Fixed Income, Portfolio Manager, and Member of the Executive Committee at Matthews International Capital Management (2010 –2022).	11

[1]

Each Trustee shall serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. An Officer of the Funds is appointed by each Board and holds office until a successor is chosen and qualified.

[2]	Designates a member of the Audit Committee.

[3]	Designates a member of the Governance and Nomination Committee.

[4]	Designates a member of the Compliance Committee.

[5]

Mr. Sheehan, as Chair, is a floating member of each of the Audit Committee and the Compliance Committee, and, as such, he attends meetings of the committees based upon the matters to be discussed at each meeting or as otherwise determined by the Board or the committees.

[6]	The term “Impax Fund Family” as used herein includes the Funds and Impax Global Sustainable Infrastructure ETF.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption.

Board Diversity

The Trustees believe fund boards—as well as advisers, sub-advisers and service providers working on behalf of the funds—benefit from diverse perspectives and experiences. In considering the overall effectiveness and composition of the Board and its committees, each Board considers, among other factors, the diversity and backgrounds of its members. The Trustees self-identify as follows:

Orientation and Gender Identity
Female	3
Male	5
Non-Binary
LGBTQ+
Other

Race and Ethnicity
African American or Black	1
Asian or Pacific Islander	1
Hispanic or Latinx
White	6
Other

Ownership of Shares in the Impax Fund Family

The following table shows the dollar range of shares beneficially owned by the trustees in each Fund and in any investment company overseen by the trustee in the Impax Fund Family as of December 31, 2025:

Fund	Interested Trustees		Disinterested Trustees
	Edward Farrington	Lyle Logan	Adrian P. Anderson
Large Cap Fund	Over $100,000	None	$1-$10,000
Small Cap Fund	None	None	$1-$10,000
US Sustainable Economy Fund	None	None	$1-$10,000
Global Opportunities Fund	None	None	$1-$10,000
Global Environmental Markets Fund	Over $100,000	None	$1-$10,000

Fund	Interested Trustees		Disinterested Trustees
	Edward Farrington	Lyle Logan	Adrian P. Anderson
Global Women’s Fund	None	None	$1-$10,000
International Sustainable Economy Fund	Over $100,000	None	None
Core Bond Fund	Over $100,000	None	None
High Yield Bond Fund	$10,001-$50,000	None	$1-$10,000
Sustainable Allocation Fund	None	None	None
Aggregate Across the Impax Fund Family	Over $100,000	None	$10,001-$50,000

Fund	Disinterested Trustees
	Greg Sheehan	Ingrid Dyott	John L. Liechty	Nancy S. Taylor	Teresa Kong
Large Cap Fund	None	None	$10,001- $50,000	$1-$10,000	None
Small Cap Fund	$50,001-$100,000	None	$10,001- $50,000	None	None
US Sustainable Economy Fund	None	None	$10,001- $50,000	Over $100,000	None
Global Opportunities Fund	$10,001- $50,000	Over $100,000	$10,001- $50,000	None	None
Global Environmental Markets Fund	$50,001-$100,000	Over $100,000	$10,001- $50,000	None	None
Global Women’s Fund	$50,001-$100,000	None	None	$1-$10,000	None
International Sustainable Economy Fund	None	None	$10,001- $50,000	$1-$10,000	None
Core Bond Fund	None	None	$10,001- $50,000	None	$10,001-$50,000
High Yield Bond Fund	$50,001-$100,000	None	None	None	None
Sustainable Allocation Fund	None	None	Over $100,000	None	None
Aggregate Across the Impax Fund Family	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000

Compensation of Trustees

Trust I and Trust III together pay each disinterested trustee an annual retainer of $93,896 ($132,177 for the Chairman of the Board, $106,211 for the Chairs of each of the Audit and Compliance Committees and $106,211 for the Co-Chairs of the Governance and Nomination Committee). In addition, the Trusts together pay each Disinterested Trustee a fee of $7,475 for attendance at each meeting of the Boards. Trustees are also reimbursed for their travel expenses for attending meetings of the Boards. In addition, the Trusts together pay $5,200 to each member of the Audit and Compliance Committees for attendance at each committee meeting, plus reimbursement in each case for travel expenses incurred in connection with attending such meetings, as well as $5,200 to each trustee for attendance at the annual education session. In addition, the floating member of each of the Audit Committee and the Compliance Committee will receive compensation as a member of the committee for the meeting that he or she attends. The Trusts also will reimburse each Disinterested Trustee for reasonable out-of-pocket expenses incurred in attending up to two conferences or other educational opportunities per year. Other than the foregoing amounts, the Trustees do not receive compensation from the Trusts for services performed as a trustee except as the Board may otherwise determine. Messrs. Farrington and Logan, as Interested Trustees, are not paid compensation by the Funds.

The following table sets forth compensation information (excluding travel expenses) relating to the Trustees for the year ended December 31, 2025:

Fund	Interested Trustees		Disinterested Trustees
	Edward Farrington	Lyle Logan	Adrian P. Anderson
Large Cap Fund	$0	$0	$14,128
Small Cap Fund	$0	$0	$11,194
U.S. Sustainable Economy Fund	$0	$0	$9,624
Global Opportunities Fund	$0	$0	$7,163
Global Environmental Markets Fund	$0	$0	$21,477
Global Women’s Fund	$0	$0	$11,281
International Sustainable Economy Fund	$0	$0	$16,414
Core Bond Fund	$0	$0	$12,270
High Yield Fund	$0	$0	$10,057
Sustainable Allocation Fund	$0	$0	$22,796
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A
Total Compensation from the Funds	$0	$0	$149,583

Fund	Disinterested Trustees
	Dorothy Anne Hurd[1]	Greg Sheehan	Ingrid Dyott	John L. Liechty	Nancy S. Taylor	Teresa Kong
Large Cap Fund	$13,048	$16,412	$13,048	$14,130	$14,130	$13,048
Small Cap Fund	$10,338	$13,005	$10,337	$11,196	$11,196	$10,338
U.S. Sustainable Economy Fund	$8,886	$11,181	$8,884	$9,625	$9,625	$8,886
Global Opportunities Fund	$6,614	$8,320	$6,614	$7,163	$7,163	$6,614
Global Environmental Markets Fund	$19,833	$24,949	$19,827	$21,479	$21,479	$19,833
Global Women’s Fund	$5,769	$13,104	$10,418	$11,281	$11,281	$10,417
International Sustainable Economy Fund	$10,417	$19,065	$15,147	$16,411	$16,411	$15,153
Core Bond Fund	$15,153	$14,251	$11,334	$12,268	$12,268	$11,328
High Yield Fund	$11,328	$11,681	$9,288	$10,056	$10,056	$9,285
Sustainable Allocation Fund	$9,285	$26,480	$21,053	$22,796	$22,796	$21,048
Aggregate Pension Retirement Benefits Accrued as Part of Fund Expenses	$21,048	N/A	N/A	N/A	N/A	N/A

Fund	Disinterested Trustees
	Dorothy Anne Hurd[1]	Greg Sheehan	Ingrid Dyott	John L. Liechty	Nancy S. Taylor	Teresa Kong
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Funds	$138,118	$173,757	$138,118	$149,583	$149,583	$138,118

[1]	Ms. Hurd retired as a Trustee effective October 10, 2025.

PORTFOLIO MANAGERS

The following table summarizes information regarding other accounts managed by the portfolio managers of the Funds, other than the Funds themselves. The information is as of December 31, 2025, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Christine Cappabianca	0	$0	0	$0	0	$0
Joseph Cordi	2	$7.90	1	$33.89	0	$0
Amber Fairbanks	4	$196.21	1	$33.89	0	$0
Curtis Kim	1	$5.51	0	$0	0	$0
Scott LaBreche	0	$0	0	$0	0	$0
Kirsteen Morrison	0	$0	0	$0	0	$0
Nathan Moser	1	$5.51	0	$0	0	$0
Ross Pamphilon	0	$0	0	$0	0	$0
Peter Schwab	0	$0	1	$91.51	0	$0
Anthony Trzcinka	0	$0	1	$91.51	0	$0

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

The following table summarizes information regarding other accounts managed by the portfolio managers of the Global Environmental Markets Fund and the Global Opportunities Fund, excluding the Global Environmental Markets Fund and the Global Opportunities Fund. The information is as of December 31, 2025, unless otherwise noted, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Kirsteen Morrison	0	$0	0	$0	0	$0
Amber Fairbanks	4	$196.21	1	$33.89	0	$0
Luciano Lilloy	0	$0	0	$0	0	$0
Fotis Chatzimichalakis[1]	0	$0	0	$0	0	$0
Sanjeev Lakhani[1]	0	$0	0	$0	0	$0

[1]	Information for Messrs. Chatzimichalakis and Lakhani is provided as of March 31, 2026.

No portfolio managers manage any other account or assets for which the advisory fee is based on performance.

Conflicts

In managing other portfolios, the Adviser as well as Impax Asset Management Ltd. (the “Sub-Adviser”) may be subject to potential conflicts of interest. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, the Adviser and Sub-Adviser have adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Certain investment personnel of the Adviser and Sub-Adviser manage more than one portfolio. Investment personnel make investment decisions for each portfolio based on the investment objective, policies, practices and other relevant investment considerations that such individual believes are applicable to that account. Consequently, investment personnel may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio.

Similarly, securities sold from one portfolio may result in better performance for that portfolio if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of portfolios in a strategy that have similar objectives, which generally minimizes the potential for conflicts of interest.

While these portfolios have many similarities, the investment performance of each portfolio will be different primarily due to differences in investment guidelines, fees, expenses and cash flows.

In addition, the Adviser and the Sub-Adviser have each adopted trade aggregation and allocation procedures that seek to treat all clients fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as thinly-traded securities or oversubscribed public offerings. Currently, while no portfolios under the Adviser’s management have performance fees, some portfolios may have higher fees than others. These differences may give rise to the potential conflict that a portfolio manager may allocate more time to the management of one account over another. While the Adviser and the Sub-Adviser do not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior personnel of the Adviser and the Sub-Adviser periodically review the performance of their portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to manage effectively the portfolios assigned to that portfolio manager.

The Adviser and the Sub-Adviser may manage separate accounts. Potential conflicts of interest may arise similar to those described above with respect to managing multiple portfolios. Investment personnel may manage separate accounts, including proprietary accounts or other pooled investment vehicles (“Other Accounts”) that may have substantially similar holdings to those of the Funds. Side-by-side management of these Other Accounts may give rise to conflicts of interest. Investment personnel may be buying or selling the same securities for the Funds and the Other Accounts from time to time. Other Accounts may have materially different (and potentially higher) fee arrangements. The management of Other Accounts may detract from the time and attention that investment personnel devote to the Funds. To address potential conflicts of interest, the Adviser and the Sub-Adviser have developed policies and procedures with respect to cross-trading, the allocation of investment opportunities and the aggregation and allocation of orders. It is possible, of course, that these policies and procedures may not always be adequate to protect the Funds from conflicts of interest. For example, the Other Accounts may direct the Adviser or Sub- Adviser to trade with a designated broker which may preclude aggregation and allocation of orders to buy or sell a security from time to time, potentially resulting in the Other Accounts trading in the same securities ahead of or after the Funds.

Compensation

The Adviser and the Sub-Adviser seek to maintain highly competitive compensation programs designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of their investment professionals with that of their clients and overall firm results. Generally, each portfolio manager’s compensation with respect to his or her management of a Fund consists of a base salary and additional incentive or performance-based bonus of up to 100% of base salary based on the pre-tax performance of the Fund or Funds he or she manages in comparison to Lipper peer group averages for the same asset class over the one-year period, and when relevant due to the portfolio manager’s tenure with the Fund or Funds, three-, five- and ten-year periods. In addition, each portfolio manager also is eligible for the standard retirement benefits and health and other benefits available to all of the Adviser’s or Sub-Adviser’s (as applicable) employees. Certain portfolio managers are also eligible to participate in a long-term incentive plan under which the portfolio managers receive compensation based on the net assets of funds they manage in excess of certain growth targets. Incentive or performance-based compensation of investment professionals may be higher or lower with respect to other accounts than with respect to the Funds.

Ownership of Securities

Unless otherwise stated, as of December 31, 2025 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Joseph Cordi was $50,001- $100,000; and by Amber Fairbanks was $100,001- $500,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001- $500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $100,001- $500,000; (iv) the dollar value of shares of the International Sustainable Economy owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $100,001- $500,000; (v) the dollar value of shares of the Global Women’s Fund owned beneficially by Christine Cappabianca was $10,001-$50,000; and by Scott LaBreche was $50,001-$100,000; (vi) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Luciano Lilloy was $0; by Fotis Chatzimichalakis was $01; and by Sanjeev Lakhani was $01; (vii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by Amber Fairbanks was $0; (viii) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; and by Ross Pamphilon was $0; (ix) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $100,001- $500,000; and (x) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Nathan Moser was $100,001-$500,000; by Peter Schwab was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0.

[1]	Information for Messrs. Chatzimichalakis and Lakhani is provided as of March 31, 2026.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2026, and to the knowledge of the Trusts, no person owned of record or beneficially five percent (5%) or more of the outstanding shares of any class of shares of any series of the Trusts, other than those persons set forth in the chart below:

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Sustainable Allocation Fund	Investor Class	9.88%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Sustainable Allocation Fund	Investor Class	8.16%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	U.S. Sustainable Economy Fund	Investor Class	7.95%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	U.S. Sustainable Economy Fund	Investor Class	7.26%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Investor Class	23.76%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	High Yield Bond Fund	Investor Class	23.48%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Core Bond Fund	Investor Class	12.18%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women's Leadership Fund	Investor Class	20.22%	0.00%

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Women's Leadership Fund	Investor Class	17.33%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Women's Leadership Fund	Investor Class	5.27%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Sustainable Economy Fund	Investor Class	51.70%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	International Sustainable Economy Fund	Investor Class	19.03%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Investor Class	35.18%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Small Cap Fund	Investor Class	16.20%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P.O. BOX 483 1110 N MAIN ST GOSHEN IN 46527	Small Cap Fund	Investor Class	5.78%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Investor Class	24.44%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Environmental Markets Fund	Investor Class	14.60%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Large Cap Fund	Investor Class	35.72%	0.00%

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Large Cap Fund	Investor Class	11.57%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Opportunities Fund	Investor Class	28.87%	0.00%
VANGUARD BROKERAGE SERVICES A/C 11111111 100 VANGUARD BLVD MALVERN PA 19355	Global Opportunities Fund	Investor Class	7.97%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Sustainable Allocation Fund	Institutional Class	50.24%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	U.S. Sustainable Economy Fund	Institutional Class	76.68%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	High Yield Bond Fund	Institutional Class	28.95%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	High Yield Bond Fund	Institutional Class	20.66%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	High Yield Bond Fund	Institutional Class	15.71%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	High Yield Bond Fund	Institutional Class	5.33%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Core Bond Fund	Institutional Class	88.88%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Core Bond Fund	Institutional Class	5.08%	0.00%

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Women's Leadership Fund	Institutional Class	17.42%	0.00%
CHARLES SCHWAB & CO.,INC. SPECIAL CUSTODY ACCOUNT FOR CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Women's Leadership Fund	Institutional Class	13.93%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Women's Leadership Fund	Institutional Class	13.92%	0.00%
TORONTO FOUNDATION 33 BLOOR ST E STE 1603 TORONTO ONTARIO M4W 3H1 CANADA	Global Women's Leadership Fund	Institutional Class	11.60%	11.60%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Global Women's Leadership Fund	Institutional Class	10.57%	0.00%
BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212	Global Women's Leadership Fund	Institutional Class	5.46%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	International Sustainable Economy Fund	Institutional Class	18.81%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	International Sustainable Economy Fund	Institutional Class	18.54%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	International Sustainable Economy Fund	Institutional Class	12.97%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	International Sustainable Economy Fund	Institutional Class	9.62%	0.00%
MMATCO LLP NOMINEE FOR MMA TRUST COMPANY P.O. BOX 483 1110 N MAIN ST GOSHEN IN 46527	International Sustainable Economy Fund	Institutional Class	5.53%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Small Cap Fund	Institutional Class	18.62%	0.00%

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Small Cap Fund	Institutional Class	14.66%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Small Cap Fund	Institutional Class	13.50%	0.00%
SEI PRIVATE TRUST COMPANY C/O ID 636 ATTN: MUTUAL FUNDS ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	Small Cap Fund	Institutional Class	9.51%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Small Cap Fund	Institutional Class	9.17%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Small Cap Fund	Institutional Class	8.42%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Environmental Markets Fund	Institutional Class	30.11%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Global Environmental Markets Fund	Institutional Class	9.25%	0.00%
J.P. MORGAN SECURITIES LLC.OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER 3RD FLOOR MUTUAL FUND DEPARTMENT BROOKLYN, NY 11245	Global Environmental Markets Fund	Institutional Class	8.39%	0.00%
MAC & CO A/C 210566 ATTN MUTUAL FUND OPERATIONS 500 GRANT ST ROOM 151-1010 PITTSBURGH PA 15258	Global Environmental Markets Fund	Institutional Class	7.92%	0.00%
RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	Global Environmental Markets Fund	Institutional Class	6.71%	0.00%

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Large Cap Fund	Institutional Class	84.18%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	Large Cap Fund	Institutional Class	5.11%	0.00%
IMPAX SUSTAINABLE ALLOCATION FUND 30 PENHALLOW ST STE 100 PORTSMOUTH NH 03801-8434	Global Opportunities Fund	Institutional Class	55.60%	0.00%
NATIONAL FINANCIAL SVCS LLC FBO EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	Global Opportunities Fund	Institutional Class	31.49%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	U.S. Sustainable Economy Fund	Class A	17.40%	0.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	U.S. Sustainable Economy Fund	Class A	13.28%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	U.S. Sustainable Economy Fund	Class A	7.98%	0.00%
UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	U.S. Sustainable Economy Fund	Class A	6.97%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	High Yield Bond Fund	Class A	32.47%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	High Yield Bond Fund	Class A	13.70%	0.00%
RAYMOND JAMES & ASSOC INC FBO RJ 32857980 880 CARILLON PARKWAY SAINT PETERSBURG FL 33716-1102808	High Yield Bond Fund	Class A	9.44%	0.00%
BNYM I S TRUST CO CUST IRA FBO MARK S MOSKOWITZ 363 B STREET ASHLAND OR 97520-0000	High Yield Bond Fund	Class A	5.15%	5.15%

Registration Address	Fund	Share Class	Percentage of Shares Owned of Record	Percentage of Shares Owned Beneficially
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Small Cap Fund	Class A	10.40%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Small Cap Fund	Class A	9.06%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Small Cap Fund	Class A	7.79%	0.00%
NORTHERN TRUST FBO AC# 4358883 PO BOX 92956 CHICAGO IL 60675-2956	Small Cap Fund	Class A	6.22%	0.00%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12TH FL NEW YORK NY 10004-1901	Global Environmental Markets Fund	Class A	18.31%	0.00%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	Global Environmental Markets Fund	Class A	14.02%	0.00%
RBC CAPITAL MARKETS LLC ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL SUITE 1400 MINNEAPOLIS MN 55401-1931	Global Environmental Markets Fund	Class A	13.77%	0.00%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	Global Environmental Markets Fund	Class A	11.36%	0.00%

As of March 31, 2026, the officers and trustees of the Trusts, as a group, owned less than one percent (1%) of the outstanding shares of each class of shares of the Funds and of the Trusts.

CODE OF ETHICS

The Funds as well as each of IAM and the Sub-Adviser have adopted a Code of Ethics (each, a “Code of Ethics”) under Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds, subject to certain limitations.

PROXY VOTING GUIDELINES

The policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities held by the Funds have been included as Appendix A hereto.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning the Impax Funds (toll-free) at 800-767-1729 or by visiting the Impax Funds’ website at www.impaxam.com, and is available without charge by visiting the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Impax Asset Management LLC (formerly known as Pax World Management LLC) 30 Penhallow Street, Suite 100, Portsmouth, NH, 03801 is the adviser to the Impax Funds. Pax World Management LLC succeeded to the business of Pax World Management Corp. on January 1, 2010. Pax World Management Corp. was originally organized in 1970. As of December 31, 2025, IAM had approximately $7.4 billion in assets under management. IAM currently manages investments for clients other than the Funds and may continue to do so in the future.

All of IAM’s capital stock is owned by a subsidiary of Impax Asset Management Group plc., a publicly traded company on the Alternative Investment Market of the London Stock Exchange. As a result, Impax Asset Management Group plc may be deemed to “control” the Adviser. Impax Asset Management Group plc also is the parent company of Impax Asset Management Ltd., the sub-adviser to the Global Environmental Markets Fund and the Global Opportunities Fund.

Impax Asset Management Ltd. is the sub-adviser of the Global Environmental Markets Fund and the Global Opportunities Fund. The Sub-Adviser is authorized and regulated by the Financial Conduct Authority of the United Kingdom. It is a wholly owned subsidiary of Impax Asset Management Group plc, the shares of which are publicly traded on the Alternative Investment Market of the London Stock Exchange. Impax Asset Management Ltd. has principal offices at 7th Floor, 30 Panton Street, London, SW1Y 4AJ, United Kingdom. The Sub-Adviser, as of December 31, 2025, had approximately $23.6 billion in assets under management. Impax Asset Management Ltd. offers professional and institutional investors exposure to a broad range of global and regional equity strategies, private equity infrastructure and sustainable property. Impax Asset Management Ltd. is the manager or sub-adviser of 59 funds that invest globally in the stocks of companies that are active in “green markets,” particularly in the alternative energy, energy efficiency, water infrastructure and technologies, pollution control, waste management and technologies and environmental support services sectors. Impax

Asset Management Ltd. was founded in 1998 and has been providing sub-advisory services to the Global Environmental Markets Fund and the Global Opportunities Fund since 2008 and 2018, respectively.

ADVISORY AGREEMENTS

Pursuant to the terms of the investment advisory agreements, IAM, subject to the supervision of the relevant Board, is responsible for managing the assets of the Impax Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the terms of the investment advisory agreements, the Adviser has contracted to furnish the respective Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap Fund[1]	0.65%
Small Cap Fund	0.75%
US Sustainable Economy Fund[2]	0.59%*
Global Opportunities Fund[3]	0.70%
Global Environmental Markets Fund[4]	0.76%
Global Women’s Fund[5]	0.53%*
International Sustainable Economy Fund[6]	0.44%*
Core Bond Fund	0.40%
High Yield Bond Fund	0.50%
Sustainable Allocation Fund	0.05%*

[1]

The management fee is 0.65% based on average net assets up to $2 billion; 0.62% for assets of $2 billion to $3 billion; 0.58% for assets of $3 billion to $4 billion; and 0.55% for assets over $4 billion.

[2]

The management fee is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]	Prior to May 1, 2026, the management fee was 0.80% for all assets.

[4]

The management fee is 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[5]	The management fee is 0.55% based on average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

[6]	The management fee is 0.48% based on average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses.

Pursuant to the terms of IAM’s investment advisory agreements, any liability of the Adviser to the Funds and/or its shareholders is limited to situations involving the Adviser’s own willful misfeasance, bad faith or gross negligence or the reckless disregard of its duties.

IAM’s investment advisory agreements may be terminated with respect to a Fund at any time on at least 30 days, but no more than 60 days, written notice by the Adviser or by the Trustees of the relevant Trust or by a vote of a majority of the outstanding voting securities of such Fund. The investment advisory agreements will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

The Adviser pays all salaries of officers of the Trusts. The Trusts pay all expenses not assumed by the Adviser.

The following table shows the amount of the advisory fee paid to the Adviser by each Fund, after giving effect to any reimbursement or waiver by the Adviser, as applicable, for the years ended December 31, 2025, 2024 and 2023:

	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2023
Large Cap Fund	$7,140,304	$9,409,925	$8,983,477
Small Cap Fund	$5,202,774	$5,247,828	$4,684,433
US Sustainable Economy Fund[1]	$2,094,602	$1,451,929	$1,200,191
Global Opportunities Fund[2]	$1,020,184	$1,034,611	$938,595
Global Environmental Markets Fund	$15,493,973	$18,232,463	$17,384,571
Global Women’s Fund	$3,704,511	$4,042,368	$4,156,796
International Sustainable Economy Fund	$6,326,359	$5,430,884	$4,606,794
Core Bond Fund	$3,364,883	$3,495,648	$3,372,411
High Yield Bond Fund	$2,642,451	$2,697,622	$2,881,575
Sustainable Allocation Fund	$1,150,813	$1,165,950	$1,105,718

[1]	For the year ended December 31, 2025, 2024 and 2023 respectively, the Adviser waived $628,895, $547,652 and $491,709 of its advisory fee for the US Sustainable Economy Fund.

[2]	The expense reimbursements for the Global Opportunities Fund were $130,700, $130,378, and $114,191, for the periods ended December 31, 2025, 2024 and 2023 respectively.

Pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”), Impax Asset Management Ltd. assists in the management of the Global Environmental Markets Fund’s and the Global Opportunities Fund’s portfolios of securities. The Sub-Adviser makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of IAM that the contemplated investments satisfy the sustainable investing criteria applied to the Funds.

The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of the Fund’s outstanding voting shares or by a vote of a majority of its Disinterested Trustees, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of their assignment. The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, Impax Asset Management Ltd. receives from IAM a fee equal to 40% of the advisory fee paid to the Adviser by the Global Environmental Markets Fund, and 0.40% per annum of the Global Opportunities Fund’s average daily net assets.

The fees are accrued daily and paid monthly. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the sub-advisory fee. Investment advisory fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the relative values of net assets at the end of the day. Additional expenses for shareholder services and distribution services provided by participating organizations to Fund shareholders may be compensated by Foreside Financial Services, LLC from its own resources which includes the shareholder servicing fees and past profits, or by IAM and/or the Sub-Adviser from their own resources which includes the advisory or sub-advisory fee and administrative services fee. Expenses incurred in the distribution and the servicing of Institutional Class shares shall be paid by IAM. See “Distribution and Service Plans” herein.

The following table shows the amount of the advisory fee paid by IAM to the Sub-Adviser for the Funds for the years ended December 31, 2025, 2024 and 2023:

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
US Sustainable Economy Fund	$0	$0	$0
Global Opportunities Fund	$439,311	$452,116	$437,978
Global Environmental Markets Fund	$7,746,986	$9,116,222	$8,691,399

DISTRIBUTOR

Foreside Financial Services, LLC, 190 Middle St, Suite 301, Portland, ME 04101 (the “Distributor”), serves as the principal underwriter of the Funds’ shares pursuant to a distribution contract with each Trust. The Distributor has no obligation to buy the Funds’ shares and purchases the Funds’ shares only upon receipt of orders from authorized financial services firms or investors.

CUSTODIAN

JPMorgan Chase Bank, N.A., 383 Maison Avenue, New York, NY 11017, serves as custodian of the Funds’ portfolio securities and cash, including the Funds’ foreign securities, and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Funds. Under the agreement, J.P. Morgan may hold foreign securities at its principal offices and its branches, and subject to approval by each Board at a foreign branch of a qualified US bank, with an eligible foreign sub-custodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Funds may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Funds’ “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, each Board reviews annually the continuance of foreign custodial arrangements for the Funds, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

FUND ADMINISTRATOR

JPMorgan Chase Bank, N.A. (the “Administrator”) serves as the accounting agent and fund administrator to the Funds pursuant to a Fund Services Agreement. Under the agreement, the Administrator provides administrative services necessary for the operation of each Fund, including recordkeeping, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trusts’ periodic financial reports, and certain other customary fund accounting and administrative services, including NAV calculation, portfolio trade processing and reconciliation, and expense and performance calculations. The Fund Services Agreement is terminable by either party at the end of its initial term or thereafter, at any time, by either party upon 60 days’ written notice to the other party.

Under the Fund Services Agreement, each Fund pays the Administrator out of its assets an annual fee of $17,500.

TRANSFER AND DIVIDEND DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc., 500 Ross Street, Pittsburgh, PA 15262 (the “Transfer Agent”), serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Funds. The Transfer Agent provides customary transfer agency services to the Funds, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account, and monthly inactive zero balance account fees. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. Shareholder inquiries relating to a shareholder account should be directed in writing to the Impax Funds, P.O. Box 534463, Pittsburgh, PA 15253-4463 or by telephoning the Impax Funds (toll-free) at 800-372-7827, Monday through Friday (except holidays), between the hours of 8:00 A.M. and 6:00 P.M., Eastern time.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the Funds’ independent registered public accounting firm, and in that capacity audits the Funds’ annual financial statements.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

Each of the Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect such transactions and the negotiation of brokerage commissions relating to such transactions, if any. Investment decisions for the Funds and for the other investment advisory clients of the Adviser and the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Funds and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the relevant Fund and clients in a manner deemed fair and reasonable by the Adviser or the Sub-Adviser. The Adviser or the Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, the Distributor and its affiliates. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation payable to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and United States Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

BROKERAGE SELECTION

The Adviser and the Sub-Adviser place orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of a Fund, the Adviser or the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and the Sub-Adviser receive services from many broker-dealers with which the Adviser or the Sub-Adviser places the Funds’ portfolio transactions. These services include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser or the Sub-Adviser in advising other clients (including the Funds). The advisory fees paid by the Funds are not reduced because the Adviser receive such services even though the receipt of such services relieves the Adviser or the Sub-Adviser from expenses they might otherwise bear. Because such services provide a benefit to the Adviser or Sub-Adviser, it has a conflict of interest in directing your brokerage business and the Board monitors the conflict through regular reports on the use of soft dollars by the Adviser and the Sub-Adviser.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) the Adviser or the Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in Section 28(e)) an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser or the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the advisory accounts for which the Adviser or the Sub-Adviser exercises consistent discretion.

The Adviser or the Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Funds when, in the judgment of the Adviser or the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

The Adviser has entered into commission sharing agreements (“CSAs”) with broker-dealers under which, subject to best execution, the Adviser pre-negotiates commission rates with broker-dealers who provide brokerage and research products and services. Under a CSA, commission rates are “unbundled,” meaning that the Adviser will separately track the execution component of the commission, which covers the execution of the trade (including clearance and settlement), and the research component of the commission, which is used to cover brokerage and research products and services. The entire commission cost of a trade will be sent to the CSA administrator, and the administrator will then send the executing broker-dealer the execution portion of the commission but retain the research portion of the commission. On a periodic basis, typically quarterly, the Adviser will direct the CSA administrator to pay broker-dealers and other third-party research providers an amount equal to the cost of research and research services provided to the Adviser over the prior quarter at pre-negotiated rates. At quarter end, any excess amounts under the CSA will be credited for future payments for research and research services and any shortfalls under the CSA will be paid by the Adviser. The execution rates the Adviser has negotiated will vary depending on the difficulty of the orders the Adviser expects a broker-dealer to execute. The Adviser believes that unbundling the execution and research components of commissions enables it to manage commissions more efficiently and to provide greater transparency regarding research costs and practices.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of a Fund may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, each Board has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

BROKERAGE COMMISSIONS

The following table shows the amount of the brokerage commissions paid by each Fund for the years ended December 31, 2025, 2024 and 2023:

	Year ended December 31, 2025	Year ended December 31, 2024	Year ended December 31, 2023
Large Cap Fund	$1,230,496	$1,013,714	$1,138,309
Small Cap Fund	$362,726	$422,334	$474,796
US Sustainable Economy Fund	$217,715	$102,017	$40,788
Global Opportunities Fund	$81,725	$58,235	$55,991
Global Environmental Markets Fund	$1,345,253	$1,086,250	$965,006
Global Women’s Fund	$363,202	$169,678	$70,293
International Sustainable Economy Fund	$296,653	$156,915	$159,743
Core Bond Fund	$884,906	$769,404	$865,261
High Yield Bond Fund	$1,868,929	$1,653,962	$1,175,981
Sustainable Allocation Fund	$0	$0	$0

For the year ended December 31, 2025, the Large Cap Fund and Small Cap Fund paid the following under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Large Cap Fund and Small Cap Fund:

Firm Name	Large Cap Fund	Small Cap Fund
Baird	$10,246	$12,169
Bank of America	$246,873	$50,662
Barclays	$305,315	$58,945
Goldman Sachs	$63,266	$11,078
Blockcross	$2,857	$402
ITG-Virtu	$237	$1,384
Liquidnet	$17,649	$7,763
Morgan Stanley	$426,678	$100,970
Optiver	$4,519	$0

Firm Name	Large Cap Fund	Small Cap Fund
UBS	$152,713	$117,567

As of December 31, 2025, the Funds owned the following securities of the Funds’ regular brokers or dealers (as defined in the 1940 Act) or their parents:

Fund	Broker/Dealer	Type of Security	Amount
		D=Debt; E=Equity
US Sustainable Economy Fund	Bank of America Corp.	E	$1,128,435

Global Women’s Fund	National Bank of Canada	E	$6,991,928
Global Women’s Fund	Societe Generale SA	E	$5,170,854

International Sustainable Economy Fund	BNP Paribas SA	E	$27,611,917

Core Bond Fund	Bank of America Corp.	D	$11,149,188
Core Bond Fund	Bank of Montreal	D	$2,026,488
Core Bond Fund	Barclays plc	D	$2,142,204
Core Bond Fund	Citigroup, Inc.	D	$1,853,828
Core Bond Fund	Goldman Sachs Group, Inc. (The)	D	$3,000,130
Core Bond Fund	JPMorgan Chase & Co.	D	$9,390,645
Core Bond Fund	Morgan Stanley	D	$6,742,630
Core Bond Fund	Wells Fargo & Co.	D	$6,524,666

CAPITAL STOCK AND OTHER SECURITIES

Each Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, which shares are currently divided into three classes: Class A, Investor Class and Institutional Class shares. Except as noted below, each share of each Fund, regardless of class, has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions within such Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share except that: (i) each class of shares has different class designations; (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; (iii) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. In general, shares will be voted in the aggregate except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. The Funds’ shares do not have cumulative voting rights for the election of trustees. In the event of liquidation, each share of each Fund is entitled to its portion of all of such Fund’s assets after all debts and expenses of such Fund have been paid There are no conversion, preemptive or other subscription rights in connection with any shares of any Fund. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable.

CONDUCT OF THE TRUSTS’ BUSINESS

Forum Selection. The Trusts’ Bylaws provide that the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of a Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of a Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against a Trust or any of its Trustees, officers or employees arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code, the Declaration of Trust or the Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be within the federal or state courts in the Commonwealth of Massachusetts.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with a Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Bylaws to be inapplicable or unenforceable in an action, a Trust may incur additional costs associated with resolving such action in other jurisdictions.

Derivative and Direct Claims of Shareholders. The Bylaws contain provisions regarding derivative and direct claims of shareholders. As used in the Bylaws, a “direct” shareholder claim refers to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article 9 of the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct shareholder action is expressly provided under the US federal securities laws. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, is considered a “derivative” claim as used in the Bylaws.

A shareholder may not bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of a Trust or involving any alleged harm to a Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result.

A shareholder may not bring or maintain a court action or other proceeding asserting a direct claim against a Trust, the Trustees, or officers predicated upon an express or implied right of action under the Declaration of Trust or US federal securities laws (excepting direct shareholder actions expressly provided by US federal securities laws), unless the shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees.

The Trustees shall consider any demand or request within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or of any series or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholder seeking authorization.

Any person purchasing or otherwise holding any interest in shares of beneficial interest of the Trust will be deemed to have notice of and consented to the foregoing provisions. These provisions may limit a shareholder’s ability to bring a claim against the Trustees, officers or other employees of the Trust and/or its service providers.

The Trustees intend to submit these provisions of the Bylaws for ratification by shareholders of each Trust at the next meeting of shareholders of each Trust, for which a date has not yet been established.

PRICING OF FUND SHARES

As described in the Prospectuses under the caption “How Share Price is Determined,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that each Fund calculates the NAV per share for each class of shares of a Fund at the end of each business day. A business day is any day that the NYSE is open. A business day typically ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time (the “NYSE Close”). If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday unscheduled disruption in NYSE trading or an intraday unscheduled closing as a close of regular trading on the NYSE for these purposes and will price its shares as of the regularly scheduled closing time for that day (typically, 4:00 p.m. Eastern time). Notwithstanding the foregoing, the NAV of Fund shares may be determined at such other time or times (in addition to or in lieu of the time set forth above) as the Fund’s Board may approve or ratify. On holidays and other days when the NYSE is closed, a Fund’s NAV is not calculated and the Fund does not accept, buy or sell orders. However, the value of a Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in a Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Funds’ classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

Pursuant to Rule 2a-5 under the 1940 Act, each Board has designated the Adviser, through its Best Execution and Valuation Committee, as the “valuation designee” to make fair value determinations for all of the Funds’ investments for which market quotations are not readily available. The Adviser has, in turn, delegated various responsibilities to J.P. Morgan, the Funds’ custodian, and other agents. As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by each Board (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.

The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the--counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the US Dollar are converted to US Dollars using exchange rates obtained from pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

For those Funds that invest in non-US securities, investors should be aware that many securities markets and exchanges outside the US close prior to the NYSE Close, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the NYSE Close. As a result, the Funds’ fair value pricing procedures require the Funds to fair value foreign equity securities if there has been a movement in the US market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

TAXATION

The following discussion of US federal income tax consequences of investment in the Funds is based on the Code, existing US Treasury regulations, and other applicable authority, all as in effect on the date of this Statement of Additional Information. These authorities are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important US federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws. As applicable, references to the US federal income tax treatment of the Sustainable Allocation Fund, including to the assets owned and the income earned by the Fund, will include such treatment of underlying funds in which the Fund invests that are RICs (together with any RIC, the shares of which are owned by any Fund, an “Underlying RIC”), and, as applicable, the assets owned and the income earned by the Underlying RICs.

Taxation of the Funds. Each of the Funds has elected or intends to elect to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things:

(a) derive at least ninety percent (90%) of its gross income for each taxable year from (i) interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty percent (50%) of the market value of its total assets is represented by cash and cash items (including receivables), US Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount not greater than five percent (5%) of the value of its total assets and an amount not greater than ten percent (10%) of the outstanding voting securities of such issuer, and (ii) not more than twenty-five percent (25%) of the value of its total assets is invested, including through corporations in which the Fund owns a twenty percent (20%) or more voting stock interest, (x) in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least ninety percent (90%) of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the ninety percent (90%) gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, one hundred percent (100%) of the net income of a RIC derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than ninety percent (90%) of its income from the qualifying income sources described in clause (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c) (2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to US federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify for such year as a RIC accorded special tax treatment for such year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income, if any, and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, that Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss in each case determined with reference to any loss carryforwards). Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates. In the case of net capital gain, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for US federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their US federal income tax liabilities, if any, and to claim refunds on a properly filed US tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for US federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance the Funds will, make this designation if they retain all or a portion of their net capital gain in a taxable year.

A Fund is permitted to treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ pro-rata share of the Fund’s accumulated earnings and profits as a dividend on the Fund’s tax return. This practice, which involves the use of tax equalization, would reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid US federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of ninety-eight percent (98%) of its ordinary income for such year and ninety-eight and two-tenths of one percent (98.2%) of its capital gain net income for the one-year period ending October 31 of such year (or November 30 or December 31 of that year, if the Fund so elects), plus any retained amount from the prior year, that Fund would be subject to a nondeductible four percent (4%) excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30, if the Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, the Funds will be treated as having distributed any amount for which they are subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the four percent (4%) excise tax, although there can be no assurance that they will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net capital gains, whether the fund retains or distributes such gains. See the Funds’ most recent annual shareholder reports for each Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

Distributions. For US federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. The taxation of Fund distributions deriving from Underlying RIC distributions generally will depend in large measure on the type of income and gain of the Underlying RICs that give rise to such distributions. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain that are properly reported by that Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. In general, Funds are also permitted to report distributions as Capital Gain Dividends to the extent such distributions correspond to the distributions reported as such by an Underlying RIC. Distributions of net short-term capital gains in excess of net long-term capital losses generally will be taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the reduced rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The IRS and the US Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Code Section 1061.

The Code generally imposes a three and eight-tenths percent (3.8%) Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” that is eligible for taxation at net capital gain rates, a Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. In general, a Fund is permitted to report distributions as derived from “qualified dividend income” to the extent such distributions correspond to distributions properly reported as such by an Underlying RIC, provided holding period and other requirements are met by the Fund with respect to shares of the Underlying RIC.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than sixty-one (61) days during the one hundred twenty-one (121) day period beginning on the date which is sixty (60) days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, ninety-one (91) days during the one hundred eighty-one (181) day period beginning ninety (90) days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

If the aggregate qualified dividends received by a Fund during any taxable year are ninety-five percent (95%) or more of its gross income (excluding net long-term capital gains less net short-term capital losses), then one hundred percent (100%) of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations and reported as such by the Fund for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than forty-six (46) days (ninety-one (91) days in the case of certain preferred stock) during the ninety-one (91) day period beginning on the date which is forty-five (45) days before the date on which such share becomes ex-dividend with respect to such dividend (during the one hundred eighty-one (181) day period beginning ninety (90) days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as eligible for the dividends-received deduction, then the relevant Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the relevant Underlying RIC.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for US federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to shareholders taxed as individuals and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified real estate investment trust (“REIT”) dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to twenty percent (20%) of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least forty-six (46) days of the ninety-one (91) day period beginning forty-five (45) days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a qualified publicly traded partnership will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such qualified publicly traded partnership directly.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares.

Distributions on a Fund’s shares generally are subject to US federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions economically may represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed income or gains that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Tax-Exempt Interest. Some of the Funds may invest in securities generating interest that is exempt from federal tax under the Code. If, at the close of each quarter of a Fund’s taxable year, at least fifty percent (50%) of its total assets consist of interests in Underlying RICs, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from Underlying RICs in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. Funds that are not qualified fund of funds do not expect to be eligible under applicable Code requirements to pay (or pass through) to shareholders exempt-interest dividends. Accordingly, any interest received by such Fund in respect of these securities will be taxable to Fund shareholders when distributed to them.

Certain Investments in REITs and Related Investments. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for US federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Funds may also invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued, but which may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to US federal income tax in all events. This notice also provides, and the Treasury regulations are expected to provide, that “excess inclusion income” of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax- exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-US shareholder, will not qualify for any reduction in US federal withholding tax. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders. Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable to shareholders even though the Fund holding the security receives no interest payment in cash on the security during the year.

In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, (i) any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities (including at times it may not be advantageous to do so), if necessary. These dispositions may cause a Fund to realize higher amounts of short- term capital gains (generally taxed to shareholders when distributed at ordinary income tax rates), and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, whether or to what extent the Fund should recognize market discount on a debt obligation, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to be eligible for treatment as a RIC and does not become subject to US federal income or excise tax.

Investments by the Sustainable Allocation Fund in Underlying RICs. The Sustainable Allocation Fund’s distributable income and gains may consist in significant measure of distributions from one or more Underlying RICs.

The Sustainable Allocation Fund’s investments in shares of an Underlying RIC can require it to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

If the Sustainable Allocation Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

To the extent that an Underlying RIC in which the Sustainable Allocation Fund invests realizes net losses on its investments for a given taxable year, the Sustainable Allocation Fund will not be able to benefit from those losses until and only to the extent that (i) the Underlying RIC realizes gains that it can reduce by those losses, or (ii) the Sustainable Allocation Fund recognizes its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when the Sustainable Allocation Fund does make such a disposition, any loss will be recognized as a capital loss, a portion of which may be a long-term capital loss. The Sustainable Allocation Fund will not be able to offset any capital losses from its dispositions of shares of Underlying RICs against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC), and the Fund’s long-term capital losses first offset the Fund’s long-term capital gains, increasing the likelihood that the Fund’s short-term capital gains will be distributed to shareholders as ordinary income.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Sustainable Allocation Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an issuer are sold by a Fund at a loss and the Fund acquires additional shares of that same issuer within thirty (30) days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on Underlying RIC shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

The foregoing rules may cause the tax treatment of the Sustainable Allocation Fund’s gains, losses and distributions to differ at times from the tax treatment that would apply if the Funds invested directly in the types of securities held by the Underlying RICs. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.

A RIC generally must look through its twenty percent (20%) voting interest in a corporation, including a RIC, to the underlying assets thereof for purposes of the diversification test; special rules potentially provide limited relief from the application of this rule where a RIC owns such an interest in an underlying RIC, such as the Underlying RICs.

Investments by Other Funds in Underlying RICs. A Fund’s investments in shares of an Underlying RIC can require the Fund to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the Underlying RIC, rather than in shares of the Underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RIC.

If a Fund receives dividends from an Underlying RIC and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

Derivative Transactions and Related Transactions. If a Fund engages in derivative transactions, including derivative transactions in options, futures contracts, forward contracts, and swap agreements, as well as any of its other hedging, short sale transactions, securities loan or similar transactions, the transactions may be subject to one or more special tax rules (including notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, and will determine whether to make certain applicable tax elections pertaining to such transactions in a manner consistent with the best interests of that Fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net-tax exempt income (if any), any distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income, proceeds and gains received by a Fund (or RICs in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders of the majority of the Funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than fifty percent (50%) of a Fund’s assets at taxable year end consists of foreign securities, the Fund may (but is not required to) elect to permit its shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries in respect of foreign securities such Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

If a Fund, such as the Sustainable Allocation Fund, is a qualified fund of funds, it will be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by any Underlying RICs in which it invests that themselves have elected to pass such taxes through to shareholders. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.

Shareholders that are not subject to US federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. A Fund’s investments that are treated as equity investments for US federal income tax purposes in certain passive foreign investment companies (“PFICs”), if any, could subject the Fund to a US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders.

However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include in income its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark- to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid fund-level taxation. Making either of these elections may therefore require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If a Fund indirectly invests in PFICs by virtue of its investment in other US funds, it may not make such PFIC elections; rather, the underlying US funds directly investing in the PFICs would decide whether to make such elections.

For US federal income tax purposes, a PFIC is any foreign corporation: (i) seventy-five percent (75%) or more of the income of which for the taxable year is passive income, or (ii) where an average of at least fifty percent (50%) of its assets (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Backup Withholding. A Fund generally is required to withhold and remit to the US Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors should consult their financial intermediaries (if any), as well as their tax advisers in this regard. Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS.

Sale, Redemption or Exchange of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than twelve (12) months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six (6) months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within thirty (30) days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares the shareholder redeemed, sold or exchanged. See the Funds’ Prospectuses for more information.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any single taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.

Non-US Shareholders. Distributions by a Fund to shareholders that are not “US persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of US federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from US source interest income of types similar to those not subject to US federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign person who is present in the United States for a period or periods aggregating one hundred and eighty-three (183) days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of “US real property interests” (“USRPIs”), as described below. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons. The exception to withholding for interest-related dividends does not apply to distributions to a foreign person (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person was the issuer or was a ten percent (10%) shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. If a Fund invests in an Underlying RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary is permitted to withhold even if a Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders.

Foreign persons should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by the Fund to foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or US source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of US federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate).

A beneficial holder of shares who is a foreign person is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by a foreign person of a trade or business within the United States, (ii) in the case of a foreign person who is an individual, the foreign person is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “US real property interests” (“USRPIs”) apply to the holder’s sale of shares of the Fund (as described below).

Foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to US federal income tax on the income derived from the Fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the US federal estate tax in addition to the federal income tax consequences referred to above. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the foreign person in the United States. More generally, foreign persons who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person would need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares in a Fund held through an intermediary, the intermediary may have withheld even if a Fund reported all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders. Foreign persons should consult their intermediaries regarding the application of these rules to their accounts.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “US real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds fifty percent (50%) of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other trade or business assets. USRPIs are generally defined as any interest in US real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-ten percent (10%) interests in publicly traded classes of stock in REITs and not-greater-than-five percent (5%) interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.

If an interest in a Fund were a USRPI, the Fund would be required to withhold US tax on the proceeds of a share redemption by a greater-than-five percent (5%) foreign person, in which case such foreign person generally would also be required to file US tax returns and pay any additional taxes due in connection with the redemption. If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund generally would be subject to US tax withholding. In addition, such distributions could result in the foreign person being required to file a US tax return and pay tax on the distributions at regular US federal income tax rates. The consequences to a foreign person, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.

Shareholder Reporting Obligations with Respect to Foreign Financial Assets

Shareholders that are US persons and own, directly or indirectly, more than fifty percent (50%) of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the US Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of a Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of thirty percent (30%) with respect to that shareholder on ordinary dividends it pays. The IRS and the US Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short- term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Information set forth in the Prospectuses and this Statement of Additional Information which relates to US federal taxation is only a summary of some of the important US federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the US federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information, such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

DISTRIBUTION

As stated in the Prospectuses under the caption “Distribution Arrangements,” shares of the Funds are continuously offered through participating brokers that have dealer agreements with the Funds, or that have agreed to act as introducing brokers. Each Fund maintains a distribution expense plan (individually a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act pursuant to which Funds incur the expenses of distributing their shares. Such expenses include (but are not limited to) advertising, compensation to and expenses (including overhead and telephone expenses) of underwriters, dealers and sales personnel who engage in the sale of shares of the Funds, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Each Plan provides that its Fund may pay to one or more of its 12b-1 distributors total distribution fees of up to twenty-five hundredths of one percent (0.25%) per annum of its average daily net assets with respect to the Fund’s Investor Class or Class A shares. Amounts paid by the Funds under the Plans for advertising, printing, postage and sales-related expenses (travel, telephone, and sales literature) for the fiscal year ended December 31, 2025 are set forth below:

	Advertising	Printing	Postage	Sales
Large Cap Fund	$22,977	$3,693	$1,545	$262,939
Small Cap Fund	$17,134	$7,517	$327	$258,305
U.S. Sustainable Economy Fund	$9,265	$2,898	$427	$415,958
Global Opportunities Fund	$2,841	$80	$15	$25,289
Global Environmental Markets Fund	$11,140	$3,112	$520	$368,969
Global Women’s Leadership Fund	$6,351	$1,326	$230	$218,399
International Sustainable Economy Fund	$3,990	$226	$30	$55,285
Core Bond Fund	$9,585	$13,106	$344	$279,082
High Yield Bond Fund	$42,911	$19,116	$2,706	$2,353,489
Sustainable Allocation Fund	$2,374	$55	$3	$13,595

Financial firms that receive distribution and/or services fees may, in certain circumstances, pay and/or reimburse all or a portion of those fees to their customers, although neither the Trusts nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Adviser and its affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, granting the Adviser access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings. The Adviser and its affiliates typically make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds.

The additional payments described above are made from the Adviser’s own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Adviser to some of the firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed 0.10% of the total Fund assets attributable to that financial firm. In some cases, in addition to payments described above, the Adviser will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Shareholders should consult their financial advisors and review carefully any disclosure by the financial firms as to compensation received by their financial advisors. As of the date of this Statement of Additional Information, the Adviser has arrangements with Ameriprise Financial, Inc., Morgan Stanley Smith Barney LLC, Principal Life Insurance, Raymond James, Inc. and RBC Capital Markets Corporation for the additional payments described above for distribution services and/or educational support.

The Adviser expects that firms may be added to this list from time to time. Representatives of the Adviser visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Funds will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions. Pursuant to the terms of each Plan, each Board will review at least quarterly a written report of the distribution expenses incurred on behalf of the Funds. Each report will include an itemization of the distribution expenses incurred by each Fund and the purpose of each expenditure.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority vote of the trustees who are not interested persons of such Fund and who have no direct or indirect financial interest in the operation of such Plan or in any agreement related to such Plan (the “Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose. Each Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of stock of such Fund on not more than sixty (60) days, nor less than thirty (30) days, written notice to any other party to such Plan. None of the Funds’ Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class of stock of such Fund, and all material amendments are required to be approved by each Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. None of the Funds will be obligated to pay expenses incurred under such Fund’s Plan if it is terminated or not continued.

Pursuant to the terms of each Plan, the Funds have entered into a distribution agreement (the ‘Distribution Agreement”) with the Distributor. Under the Distribution Agreement, the Distributor serves as distributor of the Funds’ shares, and for nominal consideration and as agent for the Funds, solicits orders for the purchase of Fund shares; it being understood, however, that orders are not binding on any Fund until accepted by such Fund as principal. The Distribution Agreement will continue for an initial two-year term and will continue in effect thereafter from year to year, provided that each such continuance is approved at least annually by a vote of each Board, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement may be terminated at any time, without penalty, by a vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on sixty (60) days written notice to the Distributor or by the Distributor on sixty (60) days written notice to such Fund.

Sales Charges

Moving between share classes

Requests to “move” an investment between share classes (within the same Fund or between different Funds) generally will be processed as an exchange of the shares currently held for shares in the new class or Fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class A shares for Investor Class or Institutional Class shares — If a shareholder exchanges Class A shares subject to a contingent deferred sales charge for Investor Class or Institutional Class shares, the shares will be subject to any applicable Class A contingent deferred sales charges on shares redeemed within 18 months of the purchase of the relevant Class A shares.

Moving between other share classes — To move an investment between share classes when the particular scenario is not described in this Statement of Additional Information, please contact the Funds for more information.

Class A Purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Adviser, or by his or her designee, Class A shares of the Funds may be sold at net asset value to:

1)

current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the Funds managed by the Adviser, current or retired employees of the Adviser and the Sub-Adviser, certain family members of the above persons, and trusts or plans primarily for such persons;

2)

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

3)

currently registered investment advisers (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the Funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

4)	companies exchanging securities with the relevant Fund through a merger, acquisition or exchange offer;

5)	insurance company separate accounts;

6)	accounts managed by subsidiaries of the Adviser or the Sub-Adviser;

7)	the Adviser, the Sub-Adviser and their affiliated companies;

8)	an individual or entity with a substantial business relationship with the Adviser or a Sub-Adviser or their affiliates, or an individual or entity related or relating to such individual or entity;

9)

wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of the Adviser or the Sub-Adviser and

10)full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

Moving between accounts — Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

●	redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;
●	required minimum distributions from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account; and
●	death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase Fund shares in a different account.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of purchases of $1 million or more, purchases by employer sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the Funds’

IRA rollover policy as described in the Prospectuses) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. A dealer concession of up to 1% may be paid by a Fund under its Class A plan of distribution to reimburse the Distributor in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Sales Charge Reductions and Waivers

Reducing your Class A sales charge

As described in the Prospectuses, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the “Statement”), you enter into a nonbinding commitment to purchase shares of the Funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Distributor for the balance still outstanding.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the Prospectuses with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the Prospectuses, if all parties are purchasing shares for their own accounts and/or:

●

individual-type employee benefit plans, such as an IRA, single-participant Keogh type plan, or a participant account of a 403(b) plan that is treated as an individual type plan for sales charge purposes;

●	SEP plans and SIMPLE IRA plans;
●	business accounts solely controlled by you or your immediate family (for example, you own the entire business);
●

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct the Funds to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

●	endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

●	for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;
●	made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;
●	for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating Fund shares;

●

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

●

for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes, or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent purchases — As described in the Prospectuses, you may reduce your Class A sales charge by combining purchases of all classes of shares in the Funds.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the Funds to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

If you make a gift of Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the Funds.

Right of reinvestment — As described in the Prospectuses, certain transactions may be eligible for investment without a sales charge pursuant to the Funds’ right of reinvestment policy. Recent legislation suspended required minimum distributions from individual retirement accounts and employer-sponsored retirement plan accounts for the 2009 tax year. Given this suspension, proceeds from an automatic withdrawal plan to satisfy a required minimum distribution may be invested without a sales charge for the 2009 tax year, or any subsequent period, to the extent such legislation is extended. This policy is subject to any restrictions regarding the investment of proceeds from a required minimum distribution that may be established by the transfer agent.

CDSC waivers for Class A shares

As noted in the Prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC. In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

●

Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

●

Redemptions through a systematic withdrawal plan (“SWP”). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. In the case of a SWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in Class A shares of all the Funds. CDSC waivers are allowed only in the cases listed here and in the Prospectus.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

MISCELLANEOUS INFORMATION

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

FINANCIAL STATEMENTS

The audited financial statements and financial highlights, including the notes thereto, of the Funds for the fiscal year ended December 31, 2025, and the report thereon of Ernst & Young LLP, included in the Funds’ Form N-CSR are incorporated herein by reference into this SAI. The financial statements and financial highlights audited by Ernst & Young LLP have been so incorporated in reliance upon their report given on their authority as experts in accounting and auditing. Copies of the financial statements are available upon request by writing to the Impax Funds at 30 Penhallow Street, Suite 100, Portsmouth, NH 03801, telephoning the Impax Funds (toll-free) at 800-767-1729, visiting the Impax Funds’ website at www.impaxam.com or visiting the SEC’s website at www.sec.gov.

APPENDIX A

Proxy Voting Guidelines

Proxy voting is a key component in the ongoing dialogue with companies in which Impax invests. We are committed to ensuring consistent exercise of voting rights associated with shares held in investment mandates where proxy voting has been delegated to us. Through implementation of our voting policy, we aim to enhance the long-term value of our shareholdings and to foster corporate governance best practices.

Impax has developed a Governance Framework, as part of our Corporate Resilience Analysis, which is informed by our interpretation of common and global best practices, and we evaluate the extent to which companies’ governance structures align with those global best practices. Where companies appear to deviate from best practice, we engage with the companies and may vote against a management resolution. Where we have voted against or abstained on non-routine items we endeavor to inform a company of our voting rationale.

Impax uses a third-party electronic voting platform and assesses information from service providers, including proxy advisory service providers and research providers, to inform our analysis of proxy issues. However, we ultimately determine our voting based on our own Governance Framework and Corporate Resilience Analysis and engagement.

The pillars of good governance — at the core of proxy voting and the Impax Governance Framework

Impax has identified six pillars underpinning the principles of good governance:

●

Accountability — governance structures must delineate responsibility for decision making within the organisation. For public companies, the board is ultimately answerable to shareholders and other stakeholders for its strategy and success. It must therefore accept responsibility for the company’s activities and be able to give a full and fair ‘account’ of the company’s position to its stakeholders.

●

Oversight — a company’s governance structures dictate how management are supervised. This is one of the primary roles of the board. In order to monitor executives and evaluate their performance, the board must provide objective oversight of management for stakeholders.

●

Efficiency — modern companies are complex organisations which need to be governed by high caliber people with a diverse range of relevant experience, expertise and skills. In this context the board’s other major role is to advise and support management. In addition, they need to establish efficient processes and robust structures to manage the company’s operations. Both in conjunction are necessary to pursue the company’s strategy effectively, enable better decision making and allocate capital efficiently.

●

Alignment — The need for governance arises out of the ownership structure of public corporations. Unlike other entities such as partnerships, owners and management of a public company are distinct, creating a potential misalignment of interests leading to ‘agency costs.’ This is the ‘principal-agent’ problem. One of the basic aims of corporate governance is to ensure that management acts in the interests of shareholders and other stakeholders, through the use of incentives and controls.

●

Transparency — there is a natural information asymmetry between management of a company and its stakeholders, which creates agency issues by providing scope for executives to use their information advantage to further their own interests. Comprehensive, fair disclosure of information to the market reduces this asymmetry, enabling shareholders to evaluate the performance of a company or management team more effectively. The quality of a company’s accounting and reporting is key to this.

●

Responsibility — companies have a responsibility to their shareholders and other stakeholders. Governance structures should cultivate a healthy culture within the firm and ensure that boards and executives act responsibly and with integrity, balancing the needs of the company’s primary stakeholders and managing its material sustainability risks adequately to create sustainable long-term value.

Voting guidelines for global investments

Governance structures in public companies are today strongly influenced if not directly governed by the domestic market governance codes, rules, regulations and common practices. Impax is generally advocating for a move to “global governance best practices,” as most public companies are international in nature, and improved and more globally harmonised governance practices and quality would be beneficial for all investors and stakeholders in public companies. This is, however, not reality today, hence the local market circumstances must be taken into account in proxy voting guidelines and decisions.

These voting guidelines are focused on the main principles for Impax’s voting decisions for developed and developing markets. It focuses on the most relevant voting issues and aspects that we encounter when voting and are informed by the various Corporate Governance Codes and Impax’s internal Governance Framework. It is not an exhaustive list of topics but rather focused on voting items that Impax encounters in the on-going proxy voting work and is focused on voting situations where Impax would in principle be voting against or withholding votes.

There are six main areas for voting, all described in these guidelines:

●	Boards and director elections
●	Shareholder rights
●	Management remuneration

●	Internal controls and operational matters
●	Mergers & acquisitions and capital structure
●	Sustainability issues

A Note About Registered Investment Companies

The Impax Funds may invest from time to time in shares of other investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act regulates investment companies through a broad array of structural and operational limitations that differ vastly than the requirements imposed on public operating companies. For instance, investment companies are not required to hold annual shareholder meetings, which is the forum under which shareholder proxies most often arise for public companies. Additionally, the 1940 Act requires that specified percentages of a registered investment company’s board of directors be persons who are independent of the investment company’s adviser, and that all investment contracts be approved on an annual basis by the board of directors, including a majority of the independent directors. These differences in structure and regulation mean that while many of the guidelines set forth herein will apply to both public operating companies and registered investment companies, some of them will not. Those differences in application are specifically noted throughout these guidelines.

1. Boards and director elections

The role of the board is to provide oversight and accountability to the management teams. Hence, boards need to be effective, have sufficient independence and diversity of experience, background, tenure, gender, and when applicable, race and ethnicity.

These are the main areas of focus for proxy voting relating to boards and directors, and subject to our discretion, Impax will in generally vote against or withhold our vote for a director, a director in a specific role of the board or the slate of directors in the following circumstances:

Board independence1:

o	Less than 50% independence of directors– USA, Europe, including UK, Australia and Canada*
→	Vote against Chair of Nomination Committee (or best equivalent director/s)

o	Less than 33% independence of directors - Asia, incl. Japan and rest of world (Emerging Markets)
→	Vote against Chair of Nomination Committee (or best equivalent director/s)

[1]	These are excluding any Employee Representatives on a board.

Board sub-committee independence and issues:

o	Executives present in key board sub-committees (audit, remuneration, nomination)
→	Vote against the director in question or best equivalent director/s

o	Lack of key board committees (audit, remuneration, nomination)
→	Vote against the Chair or best equivalent director/s

o	Lack of independence of key board sub-committees*:
→	Audit Committee (<100% and/or no independent chair)

→	Remuneration Committee (<67% and/or no independent chair)

→	Nomination Committee (<50% and/or no independent chair)

➢	Vote against the non-independent director/s in question

Audit or audit committee issues:

o	Accounting irregularities, such as a material weakness in internal controls or a restatement, have been identified in the last year
o	Insufficient rotation of the auditor (auditor tenure exceeds 50 years or deviates from local code or regulation)
o	Lack of audit transparency or disclosures
→	Vote against Chair of Audit Committee

o	Board of Statutory Auditors
→	<50% independence

➢	Vote against the non-independent auditor/s

Remuneration or Remuneration committee issues

o	Insufficient response to low shareholder support for advisory vote on compensation
→	Vote against Chair of Remuneration Committee

o	Insufficient response to a failed advisory vote on compensation
→	Vote against members of Remuneration Committee

o	The compensation structure and/or disclosure significantly deviates from market practice
→	Vote against Chair of the Remuneration Committee

Board tenures, structures, director performance, over-boarding or attendance:

o

Board entrenchment: While a variety of director tenures can be beneficial to the board, lengthy tenure may compromise independence. Where board refreshment and succession have been inconsistent, e.g. average board tenure is >10 years and no new directors added in the last 3 years

→	Vote against Chair of Nominations Committee (or best equivalent director/s)

o	Introduction of combined CEO/Chair role
→	Vote against Chair (or best equivalent director/s)

o	Introduction of a classified or staggered board structure
→	Vote against Chair (or best equivalent director/s)

o	Non-independent Chair or combined CEO/Chair roles, with no Independent Lead Director
→	Vote against Chair (or best equivalent director/s)

o	CFO serving on their own board (in countries where this is not the norm)
→	Vote against director in question

o

Board size: Manageable and effective boards have between 6 and 15 directors. Where a board has significantly increased or decreased in size (especially where independence has declined) without adequate justification

→	Vote against the Chair (or best equivalent director/s)

o

Over-boarding: Impax defines over-boarding as being a director of more than 5 boards of public companies and/or being a public company senior executive and being on more than two outside public boards.

→	Vote against the director in question

o	Attendance: attending less than 75% of board meetings in the previous year, without adequate explanation*
→	Vote against the director in question

o	Performance: Directors that have been at other corporations where there have been significant financial, environmental, social or governance failures
→	Vote against director(s) in question

Sustainability Risk Oversight:

o

Boards should have clearly defined and disclosed oversight responsibilities for sustainability issues that are material to the business. Where such oversight is not present (North America, Europe; Market Cap >$15bn)

→	Vote against Chair

o	Major environmental, social or governance failures or acts of fraud have occurred but have not been sufficiently addressed by the company
→	Vote against Chair and Chair of the relevant Committee

o	The board does not take steps to implement a shareholder resolution that receives significant support
→	Vote against the Chair and the Chair of the relevant Committee

Board Composition - diversity:

Impax views diversity of thought, experience and background as key attributes of a well-functioning board, including those based on gender, race, and ethnicity. As disclosure allows, we may consider additional aspects of diversity. In our assessment of board composition, Impax may consider recent progress in increasing board diversity or disclosure, and whether there is a credible plan to improve board diversity. Accordingly, Impax considers the below in light of the facts and circumstances of the particular investee company.

o	Gender representation on board (developed markets, ex- Japan): Gender balance of at least 33% women or aligned with local governance codes and regulation.*
→	Vote against Chair of the Nominations Committee (or best equivalent director)

o	Gender representation on board (Japan): Gender balance of at least 20% women
→	Vote against Chair of the Nominations Committee (or best equivalent director)

o	Gender representation on board (Emerging Markets): Gender balance of at least 15% women
→	Vote against Chair of the Nominations Committee (or best equivalent director)

o	Gender representation on board: No women*
→	Vote against full slate (developed markets)

o	Ethnic and/or racial representation[2] on board (USA, UK, Canada): No ethnic and/or racial representation*
→	Vote against Chair of the Nominations Committee (or best equivalent director)

[2]

In this context, ethnic or racial representation includes one or more of the following: Black or African American, Hispanic or Latino, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, Middle Eastern, North African, Two or More Races or Mixed Heritage.

*	Impax believes that these principles would generally apply in proxy votes for registered investment companies and will vote accordingly.

o	Disclosure of board diversity characteristics (USA, UK, Canada): The self-identified gender, racial and ethnic diversity characteristics of board members is fully absent in company disclosures
→	Vote against Chair of the Nominations Committee (or best equivalent director)

As regulatory requirements on board diversity evolve, we anticipate that best practice by region will continue to advance over time.

2. Shareholder Rights

Shareholders have a vested interest in the direction of the companies they own, an interest that directors are obliged to protect. Shareholders should have access to directors through channels that are independent of management.

→

Impax will vote against proposals related to proxy access, written consent, special meetings, supermajority voting, cumulative voting and reincorporation that would serve to reduce, rather than promote, accountability to shareholders.

Shareholders should be entitled to participate equally in shareholder meetings. Multi-class voting structures with unequal voting rights are not in the best interests of common shareholders and reflect poorly on a company’s corporate governance. Where a multi-class voting structure is in place, companies should provide for a reasonable sunset provision.

→	Impax will vote against proposals to adopt a new class of common stock.

Takeover defences

Proposals related to takeover defences should always be put forth for shareholder consideration.

o	Impax will generally vote against takeover defence plans unless we determine that a particular takeover defence is in shareholders’ best interests.

3. Management Remuneration

Remuneration should be designed to create an incentive for long-term performance and to align the interests of executives and employees with the interests of shareholders. Remuneration practices should instill accountability through an annual advisory vote on compensation, clawback provisions in the event of restatements or other instances of fraud or malfeasance, and shareholder approval of all employment contracts. Remuneration plans should prohibit repricing and CEOs should be prohibited from engaging in hedging.

General framework for effective corporate remuneration:

●	Clear governance structures underpinning compensation oversight
●	Alignment of corporate strategy to remuneration through appropriate performance metrics, including material sustainability metrics
●	Emphasis on creating long-term shareholder value
●	Avoidance of any arrangements leading to “pay for failure”
●	Simple, clear, but comprehensive remuneration disclosure and reporting

Impax will vote against remuneration or remuneration policies with a combination of features that we believe decrease accountability to shareholders or undermine the link between pay and long-term, sustainable performance such as:

→

Consistently excessive levels of pay quantum compared to the market, to peer companies and compared to a company’s own history and with negative or declining performance metrics (financial /operational)

→	Lowering of performance targets or time horizon for performance-based compensation without adequate justification
→	Overreliance on discretionary or guaranteed bonuses
→	Overreliance on time-based awards
→	Performance targets, including sustainability-linked metrics, that are not sufficiently challenging
→	Share incentive schemes resulting in excessive shareholder dilution
→	Golden Coffin arrangements
→	Addition of new tax gross-ups

4. Internal Controls and Operational Matters

Shareholders should be provided adequate time and materials to consider meeting agenda items. Shareholders should have reasonable access to the board in general and at shareholder meetings.

Vote against procedural or operational matters that are not in shareholders’ best interests:

→	Transaction of other business
→	Related party transactions that we believe are not sufficiently disclosed, are excessive or fall outside the company’s ordinary course of business

Auditor Ratification & Audit Fees

Auditors should be independent of the company and accountable to both the company and its shareholders. Impax views the periodic rotation of the auditor as a means of maintaining independence.

Vote against ratification of auditor or audit fees when:

→	The auditor is not independent or has an agreement with the company that calls into question the auditor’s independence
→	Accounting irregularities, such as a material weakness in internal controls or a restatement, have been identified in the last year
→	Auditor tenure exceeds 25 years (or deviates from local code or regulation)
→	The auditor received non-audit fees that comprise more than 50% of total fees received from the company (or more than 30% for more than 3 consecutive years).

5. Mergers & acquisitions and capital structure

In evaluating mergers and acquisitions, Impax will consider the potential financial, environmental, social and governance strengths and weaknesses of a particular transaction. Impax will vote case-by-case on mergers & acquisitions due to their complex and varied nature.

Golden Parachutes

Companies should provide a separate advisory vote on golden parachutes in connection with mergers and acquisitions.

→	Impax will vote against golden parachute arrangements that are not aligned with established market best practice and/or that we determine not in shareholders’ best interests.

Capital Structure

Companies should have the ability to raise capital or alter the capital structure of the company, within reasonable limits, to enable it to operate effectively and efficiently while not harming or excessively diluting shareholder value.

→	Vote against proposals seeking to increase share capital that are excessive or do not align with established market practice
→	Vote against share buybacks when a maximum price for each share has not been set or the buyback may be used as a takeover defence

6. Material sustainability considerations

Impax believes that capital markets will be shaped profoundly by global sustainability challenges including climate change, environmental pollution, natural resource constraints, demographic and human capital issues such as equity, diversity and inclusion. These trends will drive growth for well-positioned companies and create risks for those unable or unwilling to adapt. Fundamental analysis which incorporates long-term sustainability risks enhances investment decisions. Impax’s proprietary Corporate Resilience Analysis is an integral part of the investment and engagement process.

Climate:

Impax urges companies to address material climate related transition and physical risks with climate resilient and transition-aligned processes that include appropriate risk pricing, forward-looking risk assessment and management, robust climate target-setting and alignment of lobbying activities and/or political contributions with stated climate commitments.

For companies identified by Impax as having material exposure to climate risk but are transition “non-aligned,” such as those that have yet to take meaningful steps to address material climate risks through resilient and transition aligned management processes or those that lack credible commitments to do so, we will vote against the Chair of the Audit Committee (or best equivalent director).

Nature:

There is increasing awareness of the economy’s dependency on nature, but limited understanding of how this affects individual companies. Given the relative nascency of company approaches to nature-related risks, Impax encourages companies to assess their dependencies and impacts on nature (including biodiversity, water, pollution and waste), to adopt or enhance nature-related policies and risk management practices and improve disclosure of strategy and relevant metrics and targets. For companies identified by Impax as having material exposure to nature-related risks but have yet to take appropriate steps to develop risk management practices or where those processes have been ineffective, we may consider a vote against the Chair of the Audit Committee (or best equivalent director).

People:

Impax views human capital management as a systemic priority for all companies. We encourage companies to develop and disclose policies and processes that support talent recruitment, retention and development, employee engagement, health and wellness and equity, diversity and inclusion. These factors can advance stronger corporate cultures and add significant financial value over time.

Impax believes that respect for human rights is fundamental to sustainable value creation and urges companies to address human rights-related risks in their operations and supply chains.

Where Impax determines companies’ human capital management and/or human rights due diligence processes have been ineffective, we may consider a vote against the Chair of the relevant Committee (or best equivalent director).

Data Governance:

Artificial Intelligence (AI): AI is increasingly influencing various aspects of business operations, presenting both opportunities for innovation and complex challenges for risk management. With many companies expected to deploy AI within their businesses, we believe companies should proactively manage AI-related risks and potential impacts through board oversight, policies, and transparency. For companies identified by Impax as having material exposure to the development or use of AI but have yet to take appropriate steps to develop risk management practices, we may consider a vote against the Chair of the Audit Committee (or best equivalent director).

Cybersecurity: Given the significant commercial, operational, and reputational issues that may result from systems or networks being compromised, Impax expects that companies maintain systems and processes that monitor the prevention, mitigation, identification, and remediation of cyber risks. Where Impax determines a company has insufficient cybersecurity risk management processes or oversight, or where a reasonably avoidable material cybersecurity event has occurred, we may consider a vote against the Chair of the Audit Committee (or best equivalent director).

Shareholder Proposals

The sustainability risks that companies face often reflect sector, industry or even systemic issues. For these reasons, we take a principled approach to these matters when considering shareholder proposals rather than addressing every company-specific sustainability issue that may arise. Impax supports proposals that seek to minimise material sustainability risks, to protect and enhance shareholder value, and to promote greater transparency on other sustainability-related issues, except where the intent of a specific proposal is clearly counter to advancing the transition to a sustainable economy or is not material or relevant to the company in question.

Further important information with respect to proxy voting and engagement

Impax exercises its proxy voting rights and conducts its global stewardship activities on an independent basis on behalf of and in the best interests of its clients, in accordance with Impax’s investment policies regarding good corporate governance practices applicable for all investee companies and not to foster a control transaction for any particular company. The application of these policies is predicated on the acquisition and ownership of securities in the ordinary course of business and were and are not acquired or held for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities, and such securities were and are not acquired in connection with or as a participant in any transaction having such purpose or effect.

IMPAX FUNDS SERIES TRUST I

PART C

Other Information

Item 15. Indemnification.

Article Five of the Bylaws of Registrant (“Article Five”) provides that the Registrant shall indemnify each of its trustees and officers, and each person who serves at the Registrant’s request as a director, officer, or trustee of another organization in which the Registrant has any interest as a shareholder, creditor, or otherwise, and the heirs, executors and administrators of each of them (“Covered Persons”).

The Registrant shall indemnify each Covered Person against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines or penalties, and counsel fees reasonably incurred by the Covered Person, in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which the Covered Person is or was involved as a party or otherwise or with which the Covered Person is or was threatened, while in office or thereafter, by reason of any alleged act or omission as a trustee or officer or by reason of his or her being or having been a Covered Person, except that:

(i) no Covered Person is entitled to indemnification with respect to any matter as to which he or she is finally adjudicated in any action, suit, or other proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant; and

(ii) no Covered Person is entitled to indemnification against any liability to the Registrant or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree, or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, if it is determined that a Covered Person has not acted in good faith in the reasonable belief that his or her actions were in the best interests of the Registrant or is liable to the Registrant and its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office, the Registrant shall provide indemnification without regard for the conditions stated in sections (i) and (ii) in the preceding paragraph if: (a) approved, after notice that it involves such indemnification, by at least a majority of the trustees, who are neither “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (or who is exempted from being an “interested person” by rule, regulation, or order of the Securities and Exchange Commission), nor parties to the actions, suits, or other proceedings in question, (or another action, suit, or other proceeding on the same or similar grounds) is then or has been pending (“disinterested, non-party trustees”), acting on the matter (provided that a majority of the disinterested non-party trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that the Covered Person has acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and is not liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office; or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that the Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Registrant and that such indemnification would not protect the Covered Person against any liability to the Registrant to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Registrant shall pay the expenses, including counsel fees (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), incurred by a Covered Person in respect of any action, suit, or proceeding against which the Covered Person may be entitled to indemnification under Article Five, from time to time in advance of the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the Covered

Person to repay to the Registrant amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under Article Five, if (i) the Covered Person has provided appropriate security for such undertaking, or (ii) the Registrant is insured against losses arising from any such advance payments, or (iii) either a majority of the disinterested, non-party trustees of Registrant acting on the matter (provided that a majority of the disinterested, non-party trustees then in office act on the matter), or independent legal counsel as expressed in a written opinion, determines, based on a review of readily-available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification under Article Five. For purposes of the determination or opinion referred to in this section (iii), the majority of disinterested non-party trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Covered Person’s office.

Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable to Registrant or its shareholders by reason of (a) not acting in good faith in the reasonable belief that such Covered Person’s action was in the best interests of Registrant or (b) to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article Five also provides that its indemnification provisions are not exclusive and do not affect any other rights to which any Covered Person may be entitled. Nothing contained in Article Five affects any rights to indemnification to which personnel of the Registrant, other than Covered Persons, and other persons may be entitled by contract or otherwise under law, nor the power of the Registrant to purchase and maintain liability insurance on behalf of any such person.

The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 16. Exhibits.

(1)

Amended and Restated Agreement and Declaration of Trust of Registrant dated October 3, 2025. Incorporated by reference to Post-Effective Amendment No. 108 to the Registrant’s registration statement on Form N-1A.

(2)	By-Laws. Bylaws of Registrant. Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s registration statement on Form N-1A.

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith.

(5)

Instruments Defining Rights of Securities Holders. Incorporated by reference to the following sections of the Agreement and Declaration of Trust listed above as Exhibit 1: Article III, Section 6, part (g); Article III, Sections 7-9; and Article V, Sections 1-6.

(6)

Amended and Restated Investment Advisory Contract between Registrant and Impax Asset Management LLC. Incorporated by reference to Post-Effective Amendment No. 110 to the Registrant’s registration statement on Form N-1A.

(7)

Underwriting Contracts. Distribution Agreement between Registrant and Foreside Financial Services, LLC. Incorporated by reference to Post-Effective Amendment No. 98 to the Registrant’s registration statement filed on Form N-1A.

(8)	Not Applicable.

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(9)	Custodian Agreement between Registrant and JPMorgan Chase Bank, N.A. Incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s registration statement on Form N-1A.

(10)(a)	Distribution and Service Plan for Individual Investor Class Shares. Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s registration statement on Form N-1A.

(10)(b)	Distribution Plan for Class A Shares. Incorporated by reference to Post-Effective Amendment No. 68 to the Registrant’s registration statement on Form N-1A.

(10)(c)

Rule 18f-3 Plan. Eighth Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s registration statement on Form N-1A.

(11)	Opinion and consent of Ropes & Gray LLP as to the legality of the securities being registered is filed herewith.

(12)	Opinion and consent of Ropes & Gray LLP as to tax matters to be filed by amendment.

(13)	Form of Indemnification Agreement. Incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s registration statement on Form N-1A.

(14)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(15)	Not Applicable.

(16)	Power of Attorney, incorporated by reference to Post-Effective Amendment No. 108 to the Registrant’s registration statement on Form N-1A.

(17)	Not Applicable.

Item 17. Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)

The Registrant undertakes to file the opinion of counsel as to tax matters that is required by Item 16(12) in a post-effective amendment to this Registration Statement within a reasonable time after the closing of the transactions contemplated herein.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Portsmouth and the State of New Hampshire, on the 21st day of October, 2026.

Impax Funds Series Trust I

/s/ Edward Farrington
Name: Edward Farrington
Title: President and Principal Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edward Farrington
Edward Farrington	Trustee, President (Principal Executive Officer)	October 21, 2026

/s/ Daniel Saltus
Daniel Saltus	Treasurer (Principal Financial and Accounting Officer)	October 21, 2026

*
Adrian P. Anderson	Trustee	October 21, 2026

*
Ingrid Dyott	Trustee	October 21, 2026

*
Teresa Kong	Trustee	October 21, 2026

*
John L. Liechty	Trustee	October 21, 2026

*
Lyle Logan	Trustee	October 21, 2026

*
Gregory D. Sheehan	Trustee	October 21, 2026

*
Nancy S. Taylor	Trustee	October 21, 2026

*By:	/s/ John Boese
John Boese Attorney-in-Fact October 21, 2026

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IMPAX FUNDS SERIES TRUST I

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION
4	Form of Agreement and Plan of Reorganization.
11	Opinion and consent of Ropes & Gray LLP
14	Consent of Independent Registered Public Accounting Firm.

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